                            THE CITADEL OFFICE LEASE



                                    between



                     COMMERCE CITADEL DEVELOPMENT AUTHORITY



                                    Landlord



                                      and



                        SMART & FINAL STORES CORPORATION


                                     Tenant

                               TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----

 1.       PREMISES.......................................................................................    1
          1.1   Lease of Premises........................................................................    1
          1.2   Rentable Area............................................................................    1
          1.3   Verification of Rentable Area and Useable Area...........................................    2

 2.       TERM...........................................................................................    2
          2.1   Effective Date...........................................................................    2
          2.2   Term.....................................................................................    2
          2.3   Condition of Premises....................................................................    2
          2.4   Delivery and Approval of Working Drawings................................................    3
          2.5   Delivery of Permits......................................................................    3
          2.6   Delivery of Premises.....................................................................    4
          2.7   Commencement Date........................................................................    4
          2.8   Notice of Commencement Date..............................................................    4
          2.9   Landlord's Contingencies.................................................................    4
                (a)    Rent Abatement....................................................................    5
                (b)    Reimbursement of Costs............................................................    5
          2.10   Tenant's Right to Terminate.............................................................    5

 3.       RENT...........................................................................................    6
          3.1   Payment of Base Rent.....................................................................    6
          3.2   Other Assessments........................................................................    6
          3.3   Definition of Rent.......................................................................    6
          3.4   Late Charge and Interest.................................................................    6
          3.5   Acceleration of Base Rent Payments.......................................................    7
          3.6   Disputes as to Payments of Rent..........................................................    7
          3.7   Rent Abatement...........................................................................    7
                (a)    Abated Rent During Construction Period............................................    7
                (b)    Abatement Due to Delays in Delivery of Premises...................................    7

 4.       ADJUSTMENTS TO RENT............................................................................    8
          4.1   Cost of Living Adjustment - Base Rent Increase...........................................    8
          4.2   Operating Expense Adjustment.............................................................    8
          4.3   Procedure for Payment of Operating Expense Adjustment....................................    9
          4.4   Tenant's Pro Rata Share..................................................................   10
          4.5   Operating Expenses.......................................................................   10
          4.6   Exclusions from Operating Expenses.......................................................   12
          4.7   Limited Exclusion from Taxes of "Proposition 13" Increases...............................   16
          4.8   "Grossing Up" Operating Expenses.........................................................   16

          4.9    Review of Operating Expenses............................................................    17
          4.10   Real Property Tax Exclusions............................................................    18

 5.       ARBITRATION....................................................................................    19
          5.1   General Submittals to Arbitration........................................................    19
          5.2   JAMS.....................................................................................    19
          5.3   Pre-Decision Actions.....................................................................    20
          5.4   Arbitrator's Decision....................................................................    20

 6.       USE............................................................................................    20
          6.1   Permitted Use............................................................................    20
          6.2   Restriction on Use.......................................................................    21
          6.3   Compliance With Law......................................................................    21
                (a)    Legal Requirements................................................................    21
                (b)    Compliance by Landlord............................................................    21
                (c)    Compliance by Tenant..............................................................    22
                (d)    Compliance by Other Tenants.......................................................    22
          6.4   Hazardous Material.......................................................................    22
                (a)    Tenant's Representations..........................................................    22
                (b)    Tenant's Indemnification of Landlord..............................................    23
                (c)    Landlord's Representations........................................................    23
                (d)    Landlord's Indemnification of Tenant..............................................    24
                (e)    Definition of Hazardous Material..................................................    24
          6.5   Tenant's Access to Premises..............................................................    25

 7.       ALTERATIONS AND IMPROVEMENTS...................................................................    25
          7.1   Initial Tenant Improvements..............................................................    25
          7.2   Tenant's Rights to Make Alterations......................................................    25
          7.3   Installation of Alterations..............................................................    26
          7.4   Tenant Improvements......................................................................    26
          7.5   Tenant's Extra Improvements..............................................................    26
          7.6   Alterations by Landlord..................................................................    27

 8.       TENANT'S REPAIRS...............................................................................    27

 9.       NO LIENS.......................................................................................    28

10.       LANDLORD'S REPAIRS.............................................................................    28
          10.1   Scope of Landlord's Repairs.............................................................    28
          10.2   Landlord's Right of Entry to Make Repairs...............................................    29
          10.3   Tenant's Right to Perform Landlord's Maintenance Obligations............................    29
                 (a)   General Action....................................................................    29
                 (b)   Emergency Action..................................................................    29

                                       2
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
                 (c)   Restrictions on Action............................................................    30
                 (d)   Reimbursement for Action..........................................................    30

11.       BUILDING SERVICES..............................................................................    30
          11.1   Standard Building Services..............................................................    30
          11.2   Building HVAC System....................................................................    31
          11.3   After-Hours HVAC........................................................................    31
          11.4   Landlord's Right To Cease Providing Services............................................    31
          11.5   Tenant's Rights Upon Interruption of Services...........................................    32
                 (a)   Tenant's Abatement Rights.........................................................    32
                 (b)   Tenant's Termination Rights.......................................................    33
          11.6   Tenant's Right to Manage the Building...................................................    33

12.       ASSIGNMENT AND SUBLETTING......................................................................    34
          12.1   Right to Assign or Sublease.............................................................    34
          12.2   Procedure For Assignment or Sublease....................................................    34
          12.3   Grounds for Landlord's Refusal..........................................................    34
          12.4   Conditions Regarding Consent to Sublease and Assignment.................................    35
          12.5   Duration of Landlord's Consent..........................................................    36
          12.6   Assignment to Affiliates................................................................    36
          12.7   Landlord's Right to Assign..............................................................    37
          12.8   Release of Tenant.......................................................................    37
          12.9   Landlord's Recognition of Transfers Upon Lease Termination..............................    37

13.       SUBSTITUTED PREMISES...........................................................................    38

14.       INDEMNIFICATION; INSURANCE.....................................................................    38
          14.1   Tenant's Indemnification of Landlord....................................................    38
          14.2   Landlord's Indemnification of Tenant....................................................    39
          14.3   Tenant's Insurance......................................................................    39
          14.4   Landlord's Insurance....................................................................    40
          14.5   Insurance Policy Requirements...........................................................    41
          14.6   Assumption of Risk......................................................................    41
          14.7   Allocation of Insured Risks/Subrogation.................................................    41

15.       DAMAGE OR DESTRUCTION..........................................................................    42
          15.1   Loss Covered By Insurance...............................................................    42
          15.2   Loss Not Covered By Insurance...........................................................    43
          15.3   Loss Caused by Tenant or Tenant's Employees.............................................    43
          15.4   Destruction During Final 18 Months......................................................    44
          15.5   Destruction of Tenant's Personal Property, Tenant Improvements or Tenant's Extra
                 Improvements............................................................................    44
          15.6   Exclusive Remedy........................................................................    44

                                       3
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
16.       EMINENT DOMAIN.................................................................................    44
          16.1   Permanent Taking - When Lease Can Be Terminated.........................................    44
          16.2   Permanent Taking - When Lease Cannot Be Terminated......................................    45
          16.3   Temporary Taking........................................................................    45
          16.4   Exclusive Remedy........................................................................    45
          16.5   Release Upon Termination................................................................    45

17.       DEFAULTS.......................................................................................    45
          17.1   Default by Tenant.......................................................................    45
          17.2   Default by Landlord.....................................................................    46

18.       LANDLORD'S REMEDIES AND RIGHTS.................................................................    46
          18.1   Termination of Lease....................................................................    46
          18.2   Right of Re-Entry.......................................................................    47
          18.3   Waiver of Redemption....................................................................    47
          18.4   Right to Perform........................................................................    47
          18.5   Civil Code ' 1951.4 Remedy..............................................................    47
          18.6   Remedies Not Exclusive..................................................................    48

19.       ATTORNEYS' FEES................................................................................    48

20.       SUBORDINATION..................................................................................    48
          20.1   Subordination of Lease..................................................................    48
          20.2   Attornment by Tenant....................................................................    48
          20.3   Existing Mortgage.......................................................................    49

21.       RULES AND REGULATIONS..........................................................................    49

22.       HOLDING OVER...................................................................................    49
          22.1   Surrender of Possession.................................................................    49
          22.2   Payment of Money After Termination......................................................    50

23.       INSPECTIONS AND ACCESS.........................................................................    50

24.       NAME OF BUILDING AND PROJECT...................................................................    50

25.       SURRENDER OF LEASE.............................................................................    51

26.       WAIVER.........................................................................................    51

27.       SALE BY LANDLORD...............................................................................    51

                                       4
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
28.       NO LIGHT AND AIR EASEMENT......................................................................    51

29.       FORCE MAJEURE..................................................................................    52

30.       ESTOPPEL CERTIFICATES..........................................................................    52

31.       PARKING FACILITIES.............................................................................    52
          31.1   Parking Attributable to the Building....................................................    52
          31.2   Parking Attributable to Expansion Space.................................................    53

32.       SECURITY SERVICES..............................................................................    53
          32.1   Landlord's Right to Furnish Security Services...........................................    53
          32.2   Tenant's Right to Install Security System...............................................    53

33.       NOTICES........................................................................................    53

34.       OPTIONS TO EXTEND LEASE TERM...................................................................    54
          34.1   Options to Extend.......................................................................    54
          34.2   Base Rent During Option Periods.........................................................    54
          34.3   Determination of Base Rent by Arbitration...............................................    54

35.       OPTIONS TO LEASE ADDITIONAL SPACE..............................................................    55
          35.1   Space in 400 Citadel Drive (Option A)...................................................    55
          35.2   Space in 500 Citadel Drive (Option B)...................................................    55

36.       RIGHT OF FIRST REFUSAL TO LEASE ADDITIONAL SPACE...............................................    56
          36.1   Right of First Refusal..................................................................    56
          36.2   Method of Offer and Exercise............................................................    56
          36.3   Effect of Exercise......................................................................    56
          36.4   Superior Rights of Existing Tenants.....................................................    57

37.       FIRST RIGHT TO NEGOTIATE FOR PURCHASE OF BUILDING OR BUILDINGS.................................    57

38.       TENANT'S RIGHT TO TERMINATE THE LEASE..........................................................    57

39.       TENANT'S RIGHT TO TERMINATE LEASE OF FULL FLOOR OR OPTION A SPACE..............................    58

40.       SIGNAGE........................................................................................    58
          40.1   Building-Top Signage....................................................................    58
          40.2   Monument Signage........................................................................    58
          40.3   Eyebrow Signage.........................................................................    59

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
          40.4   Interior Signage........................................................................    59
          40.5   Exterior Directional Signage............................................................    59
          40.6   Landlord's Approval.....................................................................    59
          40.7   Compliance with Law.....................................................................    59
          40.8   Maintenance and Repair of Exterior Signs................................................    59
          40.9   Removal of Signs........................................................................    60
          40.10  Transferability of Signage Rights.......................................................    60

41.       USE OF APPURTENANT BUILDING COMPONENTS.........................................................    60

42.       BROKERAGE COMMISSIONS..........................................................................    60

43.       ANTENNA........................................................................................    61
          43.1   License to Install and Operate Antenna..................................................    61
          43.2   Permitted Use of Antenna................................................................    61
          43.3   Access..................................................................................    63
          43.4   License Not Assignable Separate from Lease..............................................    63

44.       HELIPORT.......................................................................................    63

45.       TITLE INSURANCE................................................................................    63

46.       FINANCIAL INCENTIVES TO TENANT.................................................................    63
          46.1   Loan....................................................................................    63
          46.2   Fee Waiver/Reimbursement................................................................    64

47.       TENANT'S FINANCIAL INFORMATION.................................................................    64

48.       MISCELLANEOUS..................................................................................    64
          48.1   Authorization to Sign Lease.............................................................    64
          48.2   Entire Agreement........................................................................    65
          48.3   Severability............................................................................    65
          48.4   Covenants and Conditions................................................................    65
          48.5   Gender and Headings.....................................................................    65
          48.6   Successors and Assigns..................................................................    65
          48.7   Governing Law...........................................................................    65
          48.8   Exhibits................................................................................    65
          48.9   Modification For Lender.................................................................    65
          48.10  Transportation System Management Program................................................    65
          48.11  Quiet Enjoyment.........................................................................    66
          48.12  Memorandum of LeasE.....................................................................    66
          48.13  Time is of the Essence..................................................................    66
          48.14  Cumulative Remedies.....................................................................    66

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
          48.15   Nondiscrimination and Nonsegregation..........................................................       66
          48.16   Survival......................................................................................       66
          48.17   Confidentiality...............................................................................       66
          48.18   Reasonableness and Good Faith.................................................................       67
          48.19   Minimization of Interference..................................................................       67
          48.20   Waiver of Consequential Damages...............................................................       67



EXHIBIT "A"       SITE PLAN OF PROJECT                                                                                A-1

EXHIBIT "B"       LEGAL DESCRIPTION OF PROJECT                                                                        B-1

EXHIBIT "C"       FLOOR PLANS OF PREMISES                                                                             C-1

EXHIBIT "D"       CONSTRUCTION AGREEMENT                                                                              D-1

EXHIBIT "E"       NOTICE OF COMMENCEMENT DATE                                                                         E-1

EXHIBIT "F"       RULES AND REGULATIONS                                                                               F-1

EXHIBIT "G"       STANDARDS FOR UTILITIES AND SERVICES                                                                G-1

EXHIBIT "H"       HVAC SPECIFICATIONS                                                                                 H-1

EXHIBIT "I"       SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT                                             I-1

EXHIBIT "J"       ESTOPPEL CERTIFICATE                                                                                J-1

EXHIBIT "K"       PARKING FACILITIES                                                                                  K-1

EXHIBIT "L"       LOCATION OF PARKING SPACES                                                                          L-1

EXHIBIT "M"       MEMORANDUM OF LEASE                                                                                 M-1


                                 LEASE SUMMARY


     This LEASE AGREEMENT (the "Lease"), dated this _____ day of April, 1998, is made and entered into by and between the Commerce Citadel Development Authority, a California corporation ("Landlord"), and Smart & Final Stores Corporation, a California corporation ("Tenant").


1. Project Name and Address: The Citadel, 5675 E. Telegraph Road, Commerce, California 90040.

2. Premises: All four (4) floors of Building E, located at 600 Citadel Drive, Commerce, California 90040 (the "Building"), as shown on Exhibit "A". Rentable Area of the Premises: 81,382 square feet.
     Rentable Area of the Building:  81,382 square feet.

3. Initial Base Rent: $45,573.92 per month, subject to Paragraph 4.1 below, based on a rate of $0.56/rentable square foot (NNN) per month.

4.   Tenant's Pro Rata Share of the Building:  100%.

5. Minimum periodic CPI increase: 14% every 5 years ("Minimum Increase"), but not to exceed 18% in such 5-year period.

6.   Estimated Commencement Date: October 1, 1998.

7.   Term:  Fifteen (15) years.

8.   Security Deposit:  None.

9.   Guarantor(s):  None.

10. Broker(s): Trammell Crow Company (Landlord's broker); Investment Development Services, Inc., and CB Commercial Real Estate (Tenant's brokers).

11. Use of Premises: General office purposes, training and educational facilities, and any other legally permitted uses compatible with office buildings comparable to the Building.

12.  Address for Payments and Notices:

     Landlord:
     --------

     Commerce Citadel Development Authority
     City Hall
     2535 Commerce Way
     Commerce, California  90040
     Attn:  Justin McCarthy
            Director of Community Development

     Tenant:
     ------

     Smart & Final Stores Corporation
     524 Chapala Street
     Santa Barbara, California 93101
     Attention: Property Manager

     with copies to:
     --------------

     Smart & Final Stores Corporation
     4700 South Boyle Avenue
     Los Angeles, California  90058
     Attn:   Legal Department

     and:
     ---

     Allen, Matkins, Leck, Gamble & Mallory LLP
     1999 Avenue of the Stars, Suite 1800
     Los Angeles, California  90067-6050
     Attn:  Anton N. Natsis, Esq.


13.  Parking Charge:  $0.00 per month per automobile.
     Maximum number of automobiles:  486.
     Parking ratio: six (6) cars per one thousand (1,000) rentable square feet of the Premises.

                                LEASE AGREEMENT


1. PREMISES.

     1.1  Lease of Premises.  Landlord hereby leases to Tenant, and Tenant
          -----------------
hereby leases from Landlord, the premises referred to in Item 2 of the Lease Summary (the "Premises"). The Premises are located within the Building identified in Item 2 of the Lease Summary. The Building is part of a mixed use retail, office and hotel project commonly known as "The Citadel" (the "Project"). The Project is located on a parcel of real property located in the City of Commerce, County of Los Angeles, State of California (the "Land"). The site plan of the Project, showing the location of the Building, is set forth on Exhibit "A". The legal description of the Land is set forth on Exhibit "B". Floor plans of the Premises (designating the "Occupied Portion" and the "Unoccupied Portion" referenced in Paragraph 1.2 below) are set forth on Exhibit "C". The Land is owned by the Commerce Community Development Commission, a public body corporate and politic of the State of California (the "Commission"). Landlord is the lessee of those portions of the Land identified as Parcels A, B and C on Exhibit "B" hereto, and is the owner of the outlet mall, office buildings and other improvements located thereon, pursuant to Landlord's assumption of the ground lessee's interest under three separate ground leases each dated November 17, 1989, entered into between the Redevelopment Agency of the City of Commerce (the Commission's predecessor in interest), as lessor, and Crow-Staley-Commerce #1 Limited Partnership, as lessee (collectively, the "Retail/Office Ground Leases"). The Commission is the lessee of that portion of the Land identified as Parcel D on Exhibit "B" hereto, and is the owner of the hotel and other improvements located thereon, pursuant to the Commission's assumption of the ground lessee's interest under a fourth ground lease, also dated November 17, 1989, entered into between the Redevelopment Agency of the City of Commerce, as lessor, and Crow-Staley-Commerce #1 Limited Partnership, as lessee (the "Hotel Ground Lease"); notwithstanding the fact that the Commission holds both the lessor's and lessee's interests under the Hotel Ground Lease, those interests have not merged and the Hotel Ground Lease continues in full force and effect.

     1.2  Rentable Area.  The Rentable Area of the Premises and the Rentable
          -------------
Area of the Building are as specified in Item 2 of the Lease Summary. A portion of the fourth floor of the Premises containing approximately fourteen thousand eight hundred thirty (14,830) square feet of Rentable Area (the "Occupied Portion") is currently occupied by an existing tenant which Landlord is working to relocate to another portion of the Project. The remaining portion of the Premises, containing approximately sixty-six thousand five hundred fifty-two (66,562) square feet of Rentable Area (the "Unoccupied Portion) is currently unoccupied and available for immediate delivery to Tenant. Landlord and Tenant hereby stipulate that the Occupied Portion and Unoccupied Portion of the Premises contain the number of square feet of Rentable Area specified above. If it becomes necessary to determine the Rentable Area of other portions of the Premises now or hereafter leased or released by Tenant under this Lease (including without limitation: the size of the Option A Space, Option B Space or Right of First Refusal Space leased by Tenant pursuant to Paragraphs 35 and 36 below; the size of full floors or option space released pursuant to Paragraph 39 below, or; the size of any part of the Occupied Portion delivered to Tenant if possession of the Occupied Portion is delivered in stages rather than all at once), then all such Rentable Area measurements shall be made in accordance with the American National Standard Institute Publication ANSI 265.1-1986, commonly known as the "BOMA standards".

     1.3  Verification of Rentable Area and Useable Area.  To the extent that
          ----------------------------------------------
the size of the Premises is increased or reduced pursuant to the terms of this Lease, the Rentable Area of the increase or reduction shall be determined in accordance with the BOMA standards and this Paragraph 1.3. Tenant's architect shall calculate and certify in writing to Landlord and Tenant the number of rentable square feet and useable square feet of such increased or increased portion of the Premises. In the case of increases, such certification shall be delivered to Landlord within thirty (30) days after Landlord's delivery of the increased portion. In the case of reductions in size, such certification shall be delivered to Landlord within thirty (30) days after the effective date of the reduction. If Landlord disagrees with Tenant's architect's determination of the rentable square feet and/or useable square feet, Landlord shall so notify Tenant in writing within thirty (30) days after Landlord's receipt of said written certification. The parties shall diligently attempt in good faith to resolve the disagreement within sixty (60) days after the date of Landlord's disapproval notice. If the parties are unable to resolve their dispute within that time, then the dispute shall be resolved by arbitration in accordance with Paragraph 5 of this Lease. Upon the agreement of the parties (or the arbitrator's issuance of its decision), the parties will execute an amendment to this Lease specifying the re-determined amount of rentable square footage and useable square footage within the Premises.

2.   TERM.

     2.1  Effective Date. The Lease will become effective upon execution by
          --------------
Landlord and Tenant and delivery to Tenant of a fully signed original counterpart of this Lease.

     2.2  Term.  The term of the Lease shall be for the number of years
          ----
specified in Item 7 of the Lease Summary (the "Term") beginning on the Commencement Date (as defined in Paragraph 2.3 below) and expiring on the last day of the month in which the fifteenth (15th) anniversary of the Commencement Date occurs (the "Lease Expiration Date"), unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Term; provided that the last Lease Year shall end on the Lease Expiration Date.

     2.3  Condition of Premises.  Landlord shall deliver the Premises to Tenant
          ---------------------
in its existing "as-is" condition, subject to the provisions of this Section
2.3. At the time of such delivery, the Premises shall consist of the following items (sometimes collectively referred to herein as the "Base Building"): (i) the base, shell and core of the Building; (ii) all base building systems, including without limitation heating, ventilation and air conditioning ("HVAC"), mechanical (including without limitation elevators), electrical, plumbing and telephone (collectively, the "Building Systems"); (iii) the curtain wall; (iv) the structural components of the Building; and the exterior roof of the Building. Notwithstanding the "as-is" nature of Landlord's delivery of the Base Building, Landlord agrees that it shall promptly improve the Base Building, at Landlord's expense, as necessary to remedy any defects which are disclosed to Landlord by Tenant in a written notice delivered not later than thirty (30) days after the earlier of (a) the date on which Tenant discovers the defect, or (b) Landlord's delivery to Tenant of the portion of the Premises in which the defect is located. Further notwithstanding the "as-is" nature of Landlord's delivery of the Base Building, Landlord agrees to make any improvements to the Base Building as and when required by the Construction Agreement attached hereto as Exhibit "D". Moreover, Landlord covenants that upon Landlord's delivery to Tenant of the Base Building, each component thereof identified above shall be in good working order and shall comply with all applicable laws, and Landlord shall at its expense make any improvements necessary to cause said covenant to be true (regardless of the date on which Tenant notifies Landlord of the need for such improvement). Tenant acknowledges that portions of the Premises are now or have previously been occupied by other tenants, and that upon delivery to Tenant the Premises may, in Landlord's discretion, include some or all tenant improvements previously installed in connection with such occupancy.

     2.4  Delivery and Approval of Working Drawings.  Tenant shall endeavor to
          -----------------------------------------
deliver to Landlord the "Construction Drawings" and "Final Working Drawings" (as defined in the Construction Agreement attached hereto as Exhibit "D"), in form and content acceptable to Landlord, by no later than May 1, 1998. Tenant acknowledges that its failure to do so will delay Landlord's application for the "Permits" identified in Paragraph 2.5 below. Landlord shall provide Tenant and its representatives with access to the Premises for the purpose of allowing Tenant to prepare the Construction Drawings and Final Working Drawings. To the extent that Tenant or its representatives request access to portions of the Premises still occupied by another tenant, Landlord shall provide such access after notice to the tenant in occupancy as Landlord deems sufficient, and at such times as are mutually acceptable to Landlord, Tenant and the tenant in occupancy. As used herein, the term "Drawing Delivery Date" shall mean the date on which Tenant completes its obligations under this Paragraph 2.4.

     2.5  Delivery of Permits.  Upon Tenant's performance of its obligations
          -------------------
under Paragraph 2.4 above, Landlord shall apply to the City of Commerce for the issuance of construction permits ("Permits") necessary for the construction of the improvements contemplated by the "Approved Working Drawings" (as that term is defined in the above referenced Construction Agreement). Landlord shall use its best efforts to deliver the Permits by no later than thirty (30) days after the Drawing Delivery Date (the "Permit Delivery Deadline"). The Permit Delivery Deadline shall be extended by one (1) day for each "day of delay" in the issuance of the permits. As used in this Paragraph, the term "day of delay" shall mean the number of days between the Drawing Delivery Date and the day on which the Permits are issued, less the sum of the following: (i) thirty days; plus (ii) the number of days in which the City of Commerce's processing of the Permit applications is delayed by the acts or omissions of Tenant (but only to the extent that Landlord has given Tenant at least one (1) business day's prior written notice of the action or omission which Landlord or the City claims constitutes the Tenant delay), including without limitation Tenant's failure to pay any necessary permit fees (subject to any fee waiver available pursuant to Paragraph 46.2 below); plus (iii) the number of days in which the processing of the permit applications is delayed by a force majeure event described in Paragraph 29 below.

     2.6  Delivery of Premises.  Landlord shall deliver the Unoccupied Portion
          --------------------
of the Premises to Tenant by no later than the Permit Delivery Deadline. Landlord shall use its best efforts to deliver the Occupied Portion of the Premises to Tenant by the latter of (a) June 15, 1998 or (b) forty-five (45) days after the Drawing Delivery Date. All portions of the Premises delivered by Landlord to Tenant shall be delivered unencumbered by leases to other tenants. To the extent that any portion of the Premises is currently occupied by other tenants, Landlord shall bear the full costs, if any, of relocating and/or otherwise removing those other tenants from the Premises. Tenant's entry, possession and use of the Premises from the delivery date until the day prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease, including without limitation all insurance and indemnification provisions, except that no Base Rent or Operating Expenses shall be payable by Tenant for the period from said delivery date until the Commencement Date.

     2.7  Commencement Date.  The Term shall commence on the earlier to occur of
          -----------------
(a) the date which is four (4) months after the date on which Landlord has delivered to Tenant the Permits and the Unoccupied Portion of the Premises in the condition required by Paragraph 2.3 above, or (b) November 1, 1998 (the "Commencement Date").

     2.8  Notice of Commencement Date.  Landlord shall send Tenant notice of the
          ---------------------------
occurrence of the Commencement Date in substantially the form as in the attached Exhibit "E", which notice Tenant shall acknowledge by executing a copy of the notice and returning it immediately to Landlord. If Tenant fails to sign and return the notice to Landlord within thirty (30) days of receipt (with any changes as are necessary to make the notice factually correct), the notice as sent by Landlord shall be deemed to have correctly set forth the Commencement Date.

     2.9  Landlord's Contingencies.  Until Landlord causes Nippon Credit Bank
          ------------------------
("Nippon") to enter into a Subordination, Non-Disturbance and Attornment Agreement as contemplated by Paragraph 20.3 below ("Non-Disturbance Agreement") relative to the deed of trust encumbering portions of the Project in favor of Nippon (the "Nippon Trust Deed") or until Landlord causes Nippon to request the reconveyance of the Nippon Trust Deed in connection with Landlord's payment to Nippon of amounts secured thereby, this Lease and Tenant's interest in the Premises hereunder is subject to termination upon foreclosure under the Nippon Trust Deed. Furthermore, Landlord cannot deliver the Occupied Portion of the Premises to Tenant as required hereunder until Landlord enters into a written relocation agreement ("Relocation Agreement") with the current tenant of the Occupied Portion of the Premises, Consumer Credit Counselors of Los Angeles ("CCCLA"). Nippon's execution of the Non-Disturbance Agreement or the reconveyance of the Nippon Trust Deed, and CCCLA's execution of the Relocation Agreement, are collectively referred to herein as the "Landlord's Contingencies." Landlord acknowledges that (a) its failure to cause the Landlord's Contingencies to be satisfied by May 15, 1998 will likely delay the Commencement Date of this Lease, (b) that because of such delay Tenant will remain in the existing premises owned by Tenant located in the City of Vernon ("Vernon Property") beyond the scheduled date of Tenant's sale of the Vernon Property, and (c) that Tenant will be obligated to pay certain penalties ("Holdover Penalties") to the purchaser of the Vernon Property due to Tenant's failure to vacate the Vernon Property in a timely manner. Accordingly, Landlord agrees that if it fails to cause the Landlord's Contingencies to be satisfied by the dates specified in Paragraph's

2.9(a) and 2.9(b) below, then Tenant shall have the following remedies:

          (a)  Rent Abatement.  If the Landlord's Contingencies have not been
               --------------
satisfied by May 15, 1998, then Tenant shall be entitled to receive one (1) day of abated Rent for each day between May 15, 1998 and the day that the Landlord's Contingencies are satisfied, but only to the extent that such delay actually delays Tenant's occupancy of the Premises. The amount of such abated Rent shall be reduced by the amount of any Holdover Penalties which are waived by the purchaser of the Vernon Property. Furthermore, the May 15, 1998 date referenced in this Paragraph shall be extended by one day for each day which the purchaser of the Vernon Property agrees to postpone (without penalty to Tenant) the deadline for Tenant's departure from the Vernon Property. Tenant agrees to negotiate in good faith with the purchaser of the Vernon Property to postpone said departure date and to waive some or all of the Holdover Penalties. In no event shall the amount of Rent abatement hereunder exceed Ninety Thousand Dollars ($90,000.00).

          (b) Reimbursement of Costs.  If the Landlord's Contingencies have not
              ----------------------
been satisfied by June 15, 1998, then Tenant may terminate the Lease pursuant to Paragraphs 2.10(iii), 2.10(iv) or 2.11(v) below. If Tenant so terminates this Lease, Landlord shall reimburse Tenant up to Three Hundred Thousand Dollars ($300,000.00) for its space planning costs, negotiation costs and related costs incurred in connection with this Lease. Such reimbursement shall be in the form of waivers of permit fees (in an amount not to exceed Two Hundred Thousand Dollars ($200,000.00)) and reimbursement of other relocation expenses (in an amount not to exceed One Hundred Thousand Dollars ($100,000.00)) in connection with Tenant's relocation of its distribution facility to the City of Commerce, notwithstanding Tenant's location of its corporate offices outside the City of Commerce.

     2.10 Tenant's Right to Terminate.  Tenant shall have the right to terminate
          ---------------------------
this Lease, without penalty, upon thirty (30) days' written notice to Landlord in any of the following situations: (i) if Landlord has not delivered the entire Premises and the Permits to Tenant by August 31, 1998; (ii) if at any time thereafter it can be determined that (due to delays caused by Landlord) Tenant will be unable to commence business operations upon the entire Premises by December 31, 1998; (iii) if by June 15, 1998 Nippon has not executed the Non-Disturbance Agreement or caused the reconveyance of the Nippon Trust Deed; (iv) if Nippon commences foreclosure proceedings under the Nippon Trust Deed (but such termination notice shall not be effective if the lien thereof is removed or the proceedings have been discontinued, withdrawn or cancelled within 90 days after the commencement of foreclosure proceedings); or (v) if CCCLA has not entered into the Relocation Agreement by June 15, 1998. Any termination notice delivered pursuant to item (i) above may be delivered at any time after August 31, 1998 but prior to Landlord's delivery of the entire Premises and Permits. Any termination notice delivered pursuant to item (ii) above may be delivered at any time after August 31, 1998 but prior to Tenant's commencement of business operations upon the entire Premises. Any termination notice delivered pursuant to item (iii) above may be delivered at any time after June 15, 1998 but prior to the execution of the Non-Disturbance Agreement or reconveyance of the Nippon Trust Deed. Any termination notice delivered pursuant to item (iv) above may be delivered at any time after Nippon commences foreclosure proceedings but prior to the removal of the subject lien or the discontinuation, withdrawal or other cancellation of those proceedings by Nippon or its trustee. Any termination notice delivered pursuant to item (v) above may be delivered at any time after June 15, 1998 but prior to CCCLA's execution of the Relocation Agreement. Said termination shall, at Tenant's option (as specified in the termination notice), be effective either with respect to the entire Premises or only such portions thereof which have not been delivered as of the date of the notice or will not be useable by December 31, 1998.

3.   RENT.

     3.1  Payment of Base Rent.  Tenant agrees to pay Landlord as monthly rent
          --------------------
for the Premises the sum specified in Item 3 of the Lease Summary as computed and adjusted from time to time pursuant to Paragraph 4.1 below (the "Base Rent"), in advance, on or before the first day of each calendar month during the Term. In addition to the payment of Base Rent, Tenant shall also pay an Operating Expense Adjustment (as defined in Paragraph 4.2 below) computed pursuant to Paragraph 4.2 below. On the Commencement Date, Tenant shall pay to Landlord the prorated Base Rent attributable to the month in which the Commencement Date occurs if the Commencement Date occurs on a date other than the first day of a calendar month. Tenant shall not prepay, and Landlord shall not accept prepayments of, Base Rent in a combined sum exceeding the amount of Base Rent for three (3) months.

     3.2  Other Assessments.  In addition to the Base Rent, Tenant shall pay,
          -----------------
prior to delinquency, provided Tenant is billed for the same, all personal property taxes, charges, rates, duties and license fees assessed against or levied upon Tenant's occupancy of the Premises, or upon any trade fixtures, furnishings, equipment or other personal property contained in the Premises (collectively, "Tenant's Personal Property").

     3.3  Definition of Rent.  Base Rent Operating Expense Adjustment, Taxes and
          ------------------
all other payments, disbursements or reimbursements that Tenant is obligated to pay under the Lease (collectively, the "Rent") constitute "rent" within the meaning of California Civil Code Section 1951(a). Any Rent payable to Landlord by Tenant for any fractional month shall be prorated based on the actual number of days in that month. All payments owed by Tenant under the Lease shall be paid to Landlord in lawful money of the United States of America at the location specified in Item 12 of the Lease Summary. All payments of Rent shall be paid without deduction, setoff or counterclaim, except as otherwise provided in this Lease.

     3.4  Late Charge and Interest.  Tenant acknowledges that the late payment
          ------------------------
of Rent will cause Landlord to incur costs not contemplated by this Lease, including administrative costs, loss of use of the overdue funds and other costs, the exact amount of which would be impractical and extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive a payment of Rent within ten (10) days after Tenant's receipt of notice from Landlord that such payment is due, Tenant shall pay to Landlord a late charge of five percent (5%) of the overdue amount per month as a late charge; provided, however, that it Tenant's payment of Rent is overdue more than three (3) times in any twelve (12) month period, then no such notice from Landlord shall be required thereafter, and a late charge shall accrue immediately upon Landlord's failure to receive a Rent payment when due.

Whenever interest is required to be paid under this Lease, the interest shall be calculated from the date the payment was due or should have been due if correctly assessed or estimated (or any overcharge paid), until the date payment is made or the refund is paid or is credited against Rent next due.

     3.5  Acceleration of Base Rent Payments.  In the event a late charge
          ----------------------------------
becomes payable pursuant to Paragraph 3.4 above for three (3) installments of Base Rent within a twelve (12) month period, then all subsequent Base Rent payments for the next two (2) Lease Years shall immediately and automatically become payable by Tenant in advance on a quarterly basis instead of monthly.

     3.6  Disputes as to Payments of Rent.  Except as specifically set forth in
          -------------------------------
this lease, Tenant agrees to pay the Rent required under this Lease within the time limits set forth in this Lease. Except as otherwise specifically provided in this Lease, Tenant shall have no right to claim any offset against or reduction in any Rent due hereunder.

     3.7  Rent Abatement.
          --------------

          (a) Abated Rent During Construction Period.  Tenant shall not be
              --------------------------------------
obligated to pay any monthly Base Rent, or any Operating Expense Adjustment attributable to the period between Landlord's delivery of possession of the Premises to Tenant and the Commencement Date; provided, however, that during such period Tenant shall be responsible for all utility charges incurred in connection with Tenant's construction of the Tenant Improvements (as that term is defined in the Construction Agreement attached hereto as Exhibit "D".

          (b) Abatement Due to Delays in Delivery of Premises.  To the extent
              -----------------------------------------------
that delivery of all or part of the Unoccupied Portion of the Premises and/or the Occupied Portion of the Premises in the condition required by Paragraph 2.3 above has not occurred by the dates (the "Outside Delivery Dates") which are thirty (30) days after the applicable delivery dates specified in Paragraph 2.6 above, then the monthly Base Rent attributable to any portions of the Premises not delivered by the applicable Outside Delivery Date shall be abated at the rate of two (2) days for each one (1) day between the applicable Outside Delivery Date and the date of delivery. Furthermore, if Landlord's delivery of one hundred percent (100%) of the Premises does not occur until after the forty-fifth (45th) day following the Outside Delivery Date for the Unoccupied Portion of the Premises, then monthly Base Rent for the entire Premises shall be abated until the date which is four (4) months after the latter to occur of (i) the date on which Landlord delivers the remainder of the Premises to Tenant in the condition required by Paragraph 2.3 above or (ii) the date on which Landlord delivers to Tenant the last of the Permits. Notwithstanding the foregoing, Tenant's abatement of Base Rent shall be reduced on a day-for-day basis by a period equal to the number of days by which delivery of the Premises is delayed due to the acts or omissions of Tenant (including without limitation Tenant's failure to fulfill its obligations under Paragraph 2.4 above), or to the extent that delivery of the Premises is delayed due to an event of force majeure described in Paragraph 29 below.

4.   ADJUSTMENTS TO RENT.

     4.1  Cost of Living Adjustment - Base Rent Increase.  The monthly Base Rent
          ----------------------------------------------
payable by Tenant in accordance with Paragraph 3.1 above shall be adjusted, upwards only, effective every five (5) years after the Commencement Date (the "Adjustment Dates") by the greater of: (a) the Minimum Increase specified in
Item 5 of the Lease Summary, or (b) the percentage increases, if any, in the Consumer Price Index for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, All Items (1982-1984 = 100) (the "Index"), as published by the United States Department of Labor, Bureau of Labor Statistics (the "Bureau") occurring between the previous Adjustment Date and the current Adjustment Date (or, in the case of the first such adjustment, occurring between the Commencement Date and the first Adjustment Date). In no event, however, will the monthly rental be increased by more than eighteen percent (18%) on any Adjustment Date. The Index for the second month preceding each Adjustment Date during the Term shall be compared with the Index for the second month preceding the last Adjustment Date (or for the first Adjustment Date, the second month preceding the date of this Lease), and the Base Rent shall be increased in accordance with the percentage increase, if any, between them. Landlord shall use its best efforts to calculate and give Tenant notice of any such increase in the Base Rent on or near each Adjustment Date, and Tenant shall commence to pay the increased Base Rent effective on the Adjustment Date of each year.

     In the event that Landlord is unable to deliver to Tenant the notice of the increased Base Rent at least thirty (30) business days prior to the Adjustment Date, Tenant shall commence to pay the increased Base Rent on the first day of the month following the date which is sixty (60) days after the date Tenant receives such notice, which notice must be sent at least five (5) business days prior to the first day of such month ("Payment Date"). Tenant shall also pay, together with the first payment of the increased Base Rent, an amount determined by multiplying the amount of the increase in Base Rent times the number of months which have elapsed between the Adjustment Date and the Payment Date. Should the Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, Landlord, in its reasonable discretion, shall adopt a substitute index or procedure which reasonably reflects and monitors consumer prices.

     4.2  Operating Expense Adjustment.  Tenant shall pay, in addition to the
          ----------------------------
Base Rent computed and due pursuant to Paragraphs 3.1 and 4.1 above, an additional sum as an operating expense adjustment (the "Operating Expense Adjustment"). Such additional amount shall be equal to Tenant's Pro Rata Share of Operating Expenses (as defined in Paragraphs 4.4 and 4.5 below). As used in this Paragraph 4, "Expense Year" or "calendar year" shall mean each calendar year in which any portion of the Term falls, through and including the calendar year in which the Lease Term expires.

     4.3  Procedure for Payment of Operating Expense Adjustment.  Tenant shall
          -----------------------------------------------------
pay the Operating Expense Adjustment as follows:

          (a) Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") on or before May 1 of each Expense Year. The Estimate Statement shall set forth (i) Landlord's reasonable estimate (the "Estimate") of what the total amount of Operating Expenses for the then-current Expense Year shall be; provided, however, that if the Estimate, as it relates to Operating Expense, exceeds one hundred five percent (105%) of the Operating Expenses for the prior Expense Year, then upon Tenant's request Landlord shall promptly provide Tenant with a reasonable explanation of such excess. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Operating Expenses under this Paragraph
4. Tenant shall pay, with its next installment of Base Rent due (but not prior to thirty (30) days after Tenant's receipt of the "Statement", as that term is defined in Paragraph 4.3(b) below, for the preceding Tax Year), a fraction of the Estimate for the then current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Paragraph 4.3(a)). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimate set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          (b) Within one hundred twenty (120) days after the end of each calendar year, Landlord shall provide a statement (the "Statement") to Tenant showing: (i) the amount of actual Operating Expenses for such calendar year and Tenant's Pro Rata Share thereof, (ii) any amount paid by Tenant towards Operating Expenses during such calendar year on an estimated basis and (iii) any revised estimate of Tenant's obligations for Operating Expenses for the current calendar year.

          (c) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Operating Expenses for such calendar year, Tenant shall pay the difference to Landlord within thirty (30) days after receipt of the applicable Statement. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent.

          (d) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Operating Expenses, Landlord shall credit such difference against payments of the Base Rent next due. If the Term shall have expired, Tenant shall receive a refund of such difference within thirty (30) days after Landlord sends the Statement.

          (e) No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Operating Expenses.

          (f) Tenant's obligations to pay estimated and actual amounts towards Operating Expenses for the first and/or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the difference of Tenant's Pro Rata Share of the total estimated or actual (as the case may be) Operating Expenses for such calendar years by a fraction, the numerator which shall be the number of days of the Term during such calendar year, and the denominator of which shall be three hundred sixty five (365).

          (g) The parties acknowledge that the Building is a part of a mixed use development, containing restaurant, hotel, food court and outlet center uses as well as office uses, and that the Operating Expenses and Taxes incurred in connection with the Project should be shared among the tenants of the Building and the tenants of the other buildings in the Project. Different uses to which portions of the Project are put place different demands on the services provided by Landlord, and different portions of the Project, when considered as separate elements, have different values, both before and after development for different uses. Many Operating Expenses and Taxes will be incurred for the benefit of the Building or other buildings only, or for the benefit of the outlet center or food court portions of the Project only, and Landlord will use reasonable efforts to segregate costs where feasible. The effect of such segregation shall be that Operating Expenses and Taxes allocated to the tenants of the Building shall include all of those attributable solely to the Building, plus an equitable portion of those attributable to the Project as a whole. Landlord shall have the right to equitably allocate the costs and charges that benefit the entire Project among the Land and different parcels in the Project and the different uses to which they are put in a reasonable, consistent manner ("Cost Pools"), such that the manner in which categories of common area charges within each Cost Pool are allocated to Tenant hereunder generally coincides with the manner in which such categories of common area charges are allocated to other tenants of the office buildings within the Project. All costs allocated to the Land and buildings thereon shall be allocated among the Building and other buildings in proportion to the Rentable Area of each.

     4.4  Tenant's Pro Rata Share.  During those times when the Premises are
          -----------------------
located entirely within the Building, the term "Tenant's Pro Rata Share" means the ratio, from time to time, of the Rentable Area of the Premises to the Rentable Area of the Building. During those times, if any, when the Premises are located in other buildings within the Project in addition to the Building, the term "Tenant's Pro Rata Share" shall be calculated separately for the Building and each other such building, and shall mean with respect to each building the ratio, from time to time, of the Rentable Area of the portion of the Premises within the building in question to the Rentable Area of that building. Tenant's Pro Rata Share as of the Commencement Date is stipulated to be the figure specified in Item 4 of the Lease Summary, which has been computed using the square footage figures set forth in Item 2 of the Lease Summary.

     4.5  Operating Expenses.  "Operating Expenses" are defined to be the sum of
          ------------------
all costs, expenses, and disbursements, of every kind and nature whatsoever, and the taxes, actually incurred by Landlord in connection with (i) the Reciprocal Easement Agreement dated September 21, 1982 executed by Daon Corporation and Pen Nom I Corp. recorded September 24, 1982 as Instrument No. 82-970494 in the Official Records of Los Angeles County, (ii) the covenants, conditions and restrictions set forth a document recorded March 1, 1990 as Instrument No. 90-330359 in the Official Records of Los Angeles County, and (iii) the ownership, management, maintenance, operation, administration and repair of all or any portion of the Building or Project, including the roads, walks, plazas, landscaped areas, common areas, parking structures, improvements and facilities thereon. Without limiting the generality of the foregoing, and except for those items excluded from the definition of Operating Expenses pursuant to Paragraph 4.6 below, the definition of "Operating Expenses" shall include the following:

          (a)  All utility costs not otherwise charged (pursuant to Paragraph
3.3 above) directly to Tenant or to any other tenant;

          (b) All wages and benefits and costs of employees, independent contractors, or employees of independent contractors engaged in the operation, maintenance and security of the Project;

          (c) All expenses for janitorial, maintenance, security and safety services;

          (d) All repairs to, replacement of, and physical maintenance of the Project, including the cost of all supplies, uniforms, equipment, tools and materials;

          (e) Any license, permit and inspection fees required in connection with the operation of the Project;

          (f) Any auditor's fees for accounting provided for the operation and maintenance services;

          (g) Any legal fees, costs and disbursements as would normally be incurred in connection with the operation, maintenance and repair of the Project;

          (h) All reasonable fees for management services provided by a management company or by Landlord or an agent of Landlord;

          (i) The annual amortization of costs (including interest on the unamortized cost at the rate (the "Interest Rate") which is the lesser of (i) Landlord's actual cost, (ii) two percent (2%) over the interest rate publicly announced from time to time by the Bank of America (or, if Bank of America ceases to exist, announced by the largest state chartered bank operating in the State of California) as its prime rate, or (iii) the maximum rate permitted by law), incurred by Landlord after completion of the Building for any capital improvements installed or paid for by Landlord and required by any laws, rules or regulations of any governmental or quasi-governmental authority enacted after the Commencement Date;

          (j) The annual amortization of costs (including interest on the unamortized costs at the Interest Rate) incurred by Landlord after completion of the Building for any capital improvement reasonably intended as a labor-saving measure or to affect other economies in the operation or maintenance of the Building;

          (k) All insurance expenses, which shall mean all premiums and other charges paid by Landlord with respect to the insurance of the Project, provided that such insurance is either required or permitted to be carried by Landlord hereunder or is customarily carried by operators of other comparable first-class office buildings in Southern California which are of comparable size and located in the immediate vicinity of the Building (the "Comparable Buildings");

          (l) Such other usual costs and expenses which are paid by other landlords for the purpose of providing for the on-site operation, servicing, maintenance and repair of Comparable Buildings;

          (m) All actual taxes, assessments, levies, charges, water and sewer charges, rapid transit and other similar or comparable governmental charges (collectively, the "Taxes") levied or assessed on, imposed upon or attributable to the calendar year in question (a) to the Premises or the Land, and/or (b) to the operation of the Building, including but not limited to taxes against the Building or Land, personal property taxes or assessments levied or assessed against the Building, plus any tax measured by gross rentals received from the Building, together with any costs incurred by Landlord, including attorneys' fees, in contesting any such taxes but excluding any net income, corporate, franchise, capital stock, estate or inheritance taxes; provided that, if at any time during the Term there shall be levied, assessed or imposed on Landlord or the Building by any governmental entity, any general or special, ad valorem or specific excised capital levy or other taxes on the payments received by Landlord under this Lease or other leases affecting the Building and/or any license fee, excise or franchise taxes measured by or based, in whole or in part, upon such payments, and/or transfer or transaction taxes based directly or indirectly upon the transaction represented by this Lease or other leases affecting the Building, and/or any occupancy, use, per capita or other taxes, based directly or indirectly upon the use or occupancy of the Premises or the Building, then all such taxes shall be deemed to be included within the definition of the term "Taxes."

          (n) Expenses incurred in connection with the provision of heating, ventilation and air conditioning; and

          (o)  Window washing expenses.

     4.6  Exclusions from Operating Expenses.  Notwithstanding anything to the
          ----------------------------------
contrary set forth elsewhere in this Lease, the following items shall be excluded from the definition of "Operating Expenses":

          (a) Costs incurred in connection with the original construction of the Building or in connection with any major change in the Building such as adding or deleting floors;

          (b) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for other tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

          (c) Depreciation, interest and principal payments on mortgages, and other debt costs, if any;

          (d) Costs of correcting defects in or inadequacy of the initial design or construction of the Building;

          (e) Expenses directly resulting from the gross negligence of Landlord, its agents, servants or employees;

          (f) Legal fees, space planners fees, real estate brokers leasing commissions, and advertising expenses or other expenses incurred in connection with the original development or original leasing of the Building or future leasing of the Building;

          (g) Costs incurred by Landlord for repairs, replacements and/or restoration to or of the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

          (h) Any bad debt loss, rent loss or reserves for bad debts or rent loss;

          (i) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building;

          (j) Costs associated with the operation of the business of the partnership or entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Building or Project, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

          (k) The wages of any employee to the extent that the employee does not devote substantially all of his or her time to the office portion of the Project;

          (l) Costs, fines, interest or penalties incurred by Landlord due to the violation by Landlord of (i) any governmental rule or regulation or (ii) the terms and conditions of any lease of space in the Building; provided, however, that such costs, fines, interest or penalties shall not be excluded from Operating Expenses if they were incurred due to the fault of Tenant;

          (m) Amounts paid as ground rental by Landlord;

          (n) Any building system maintenance contracts, Earthquake or any other type of insurance, unless such maintenance costs and/or insurance coverage was carried during the initial Lease Year, or, in the alternative, the Operating Expenses have been "grossed up" to include what such maintenance and/or insurance coverage would have cost had it been carried during the initial Lease Year;

          (o) Wages and fees incurred in connection with the ownership, management and operation of any parking structure now or hereafter located on the Project, provided Tenant does not utilize said parking structure;

          (p) Any Operating Expenses in connection with the ground floor and mezzanine levels, or any other floor in the Building devoted to retail operation (but only during such periods, if any, that said floors and levels are not leased by Tenant hereunder);

          (q) Any Operating Expenses actually incurred more than two (2) years prior to the year in which Landlord proposes that such costs be included;

          (r) Costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to reimbursement for such costs other than through the Operating Expense pass-through provisions of such tenants' lease;

          (s) Salaries and bonuses of officers and executives of Landlord above the level of on-site Citadel General Manager;

          (t) Attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building, except those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building and such other matters relating to the maintenance of standards required of Landlord under this Lease;

          (u) Costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principals, consistently applied; provided, however, that the following costs (amortized over the useful life of the improvement together with interest at the Interest Rate identified in Paragraph 4.5(i) above) of the following capital improvements shall be included in the definition of Operating
Expenses: (i) capital improvements made to comply with any law or governmental regulation enacted after the Commencement Date of this Lease; and (ii) any other capital improvements which reduce Operating Expenses, but limited to the amount of Operating Expenses reasonably anticipated to be reduced thereby. Tenant's above commercially reasonable standard utilization of building systems shall not be excluded from the Operating Expenses;

          (v) Overhead and profit increments paid to third parties, or to subsidiaries or affiliates of Landlord, for services provided to the Building to the extent the same exceeds the costs that would generally be charged for such services if rendered on a competitive basis (based upon a standard of similar owner-manager multi-story office buildings in the general area of the Premises) by unaffiliated third parties capable of providing such service;

          (w) Base Rent payments incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services;

          (x) Costs of installing the initial landscaping and the initial sculpture, paintings and objects of art for the Building and Project;

          (y) Taxes and assessments attributable to the tenant improvements or property of other tenants of the Building if such taxes or assessments are separately paid by Tenant for its own tenant improvements or property rather than being included in Operating Expenses;

          (z) marketing and promotional costs, including but not limited to leasing commissions, real estate brokerage commissions, and attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

          (aa) advertising and promotional expenditures, including but not limited to tenant newsletters and Building promotional gifts, events or parties for existing or future occupants, and the costs of signs (other than the Building directory) in or on the Building identifying the owner of the Building or other tenants' signs and any costs related to the celebration or acknowledgment of any state or federal holidays;

          (bb) costs in excess of Ten Thousand Dollars ($10,000.00) per calendar year arising from the presence or removal of Hazardous Materials located in the Project, including, without limitation, any costs incurred pursuant to the requirements of any governmental laws, ordinances, regulations or orders relating to health, safety or environmental conditions, including but not limited to regulations concerning asbestos, soil and ground water conditions or contamination regarding hazardous materials or substances; provided, however, that nothing herein shall limit Landlord's right to recover such costs from Tenant separate and apart from Operating Expenses to the extent otherwise permitted in this Lease; and

          (cc) during all periods when Tenant is managing the Building pursuant to the terms of this Lease, management fees which exceed an amount equal to (i) two percent (2%) of Operating Expenses less (ii) janitorial, utility, HVAC and other costs paid directly by Tenant.

     4.7  Limited Exclusion from Taxes of "Proposition 13" Increases.
          ----------------------------------------------------------
Notwithstanding anything to the contrary set forth above, increases in Taxes resulting from a "change in ownership" (as that term is defined in 18 C.F.R. '
462) of the Premises, Building or Project during the first ten (10) years of the Term of this Lease shall only be deemed to be Taxes if they relate to (i) the first change in ownership to occur during the first five (5) years of the Term of the Lease, and (ii) the first change in ownership to occur during the sixth
(6th) through tenth (10th) years of the Term of the Lease. Notwithstanding the foregoing, none of the following shall constitute a "change in ownership" for purposes of this

Paragraph 4.7: (a) the purchase by Landlord, the Commerce Redevelopment Commission, the City of Commerce or any affiliate of the City of Commerce (the "Related Parties") of the ground lessee's interest under any of the Retail/Office Ground Leases or under the Hotel Ground Lease or of any loan made to any of the Related Parties in connection with the said purchase; (b) any subsequent modification of any of the Retail/Office Ground Leases or the Hotel Ground Lease; (c) any assignment or sublease of any of the Retail/Office Ground Leases or the Hotel Ground Lease by any of the Related Parties to any of the other Related Parties; or (d) the acquisition by any of the Related Parties of the fee interest in the Project or any portion thereof in connection with the termination of any of the Retail/Office Ground Leases or the Hotel Ground Lease.

     4.8  "Grossing Up" Operating Expenses.  The provisions of this Section 4.8
          --------------------------------
shall not apply to the Building at any time during which Tenant is leasing at least ninety-five percent (95%) of the Rentable Area of the Building. The provisions of this Section 4.8 shall apply to any other building(s) within the Project (excluding the Building) during any time in which any portion of the Premises is located in such other building(s). If any building to which the provisions of this Section 4.8 apply is not fully constructed and completed and/or does not have at least ninety-five percent (95%) of the Rentable Area thereof occupied during any calendar year period, then the Operating Expenses (other than those specific to the building as opposed to other portions of the Project) for such period shall be deemed to be equal to the total of (i) the Operating Expenses, other than Taxes, which would have been incurred by Landlord if the building had been fully constructed and completed and ninety-five percent (95%) of the Rentable Area of the building had been occupied for the entirety of such calendar year and (ii) the actual Taxes as defined in Paragraph 4.4(n) above. The annual amortization of costs shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall equal the number of years permitted by the Internal Revenue Service for amortization; if no Internal Revenue Service guidelines are available with respect to the item in question, the useful life shall be determined by Landlord on a reasonable, equitable and consistent basis. Operating Expenses shall be computed according to the cash or accrual basis of accounting, as Landlord may elect (in a reasonable, equitable and consistent basis) in accordance with standard and reasonable accounting principles employed by Landlord.

     4.9  Review of Operating Expenses.  Tenant shall have the right, not more
          ----------------------------
than once with respect to each Lease Year, to cause Landlord's books and records with respect to the subject calendar year to be audited, inspected, reviewed and/or copied (the "Audit"), subject to the terms and conditions set forth below.

          (a) Landlord shall be obligated to keep such books and records for all Lease years associated with this Lease until eighteen (18) months following the Lease Year in question.

          (b) In connection with the delivery of each Statement and Estimate Statement, Landlord shall provide to Tenant substantial detail of the calculations of the Operating Expenses or of the amounts charged, as the case may be. Landlord shall provide, by account and sub-account, the total Operating Expenses and all adjustments corresponding thereto. Landlord shall also provide in reasonable detail the calculation of Tenant's Pro Rata Share of the Operating Expenses.

          (c) The Audit shall be conducted either by Tenant's in-house accountants or by a certified public accountant selected by Tenant (the "Auditor").

          (d) The Audit may be conducted upon no less than ten (10) business days' notice to Landlord and must be completed within eighteen (18) months after receipt by Tenant of the Statement which is the subject of the Audit; provided, however, that Landlord shall cooperate in good faith with Tenant in order to allow Tenant and its Auditor to complete the Audit within said period. If an Audit has not been requested and completed within the time periods required hereby, then the Statement shall be binding on both Landlord and Tenant.

          (e) The Audit shall be conducted only during Landlord's regular business hours. The Audit shall be conducted only at the office where Landlord maintains the books and records pertaining to Operating Expenses for the Project, which office shall at all times be located in Southern California.

          (f) No Audit shall be conducted if Tenant is in default under any provision of this Lease beyond the expiration of any applicable cure period, including but not limited to timely payment of any amount due pursuant to the Statement.

          (g) The right to conduct the Audit may be exercised by Tenant or its subtenants or assignees only to the extent that Tenant or such subtenant or assignee occupied at least one full floor of the Building during the Lease Year in question.

          (h) Tenant shall deliver to Landlord a copy of the results of the Audit within ten (10) days after Tenant's receipt thereof from the Auditor.

          (i) Tenant shall bear the cost of the Audit, including without limitation all of Landlord's copying costs relative thereto; provided, however, that if (after conclusion of any contest by Landlord pursuant to Paragraph 4.9(k) below) reveals that the Statement overstated the amount of Tenant's Pro Rata Share of Operating Expenses by more than five percent (5%), Landlord shall reimburse Tenant for the reasonable cost of the Audit within thirty (30) days after Tenant delivers to Landlord a written request for reimbursement and copies of the Auditor's invoice and any other documentation evidencing expenses incurred by Tenant in connection with the Audit.

          (j) If the Audit indicates that Tenant has overpaid Operating Expenses, Tenant may submit a claim for the overpaid amount to Landlord, detailing the nature of the overpayment. Landlord shall thereafter have thirty
(30) days to either pay the amount claimed or to contest the claim by giving notice thereof to Tenant detailing the nature of Landlord's contest of Tenant's claims. If Landlord timely contests the claim, then either Landlord or Tenant may submit the claim to arbitration in accordance with Paragraph 5 below. If the arbitration discloses that the Statement overstated the amount of Tenant's Pro Rata Share of Operating Expenses, then Landlord shall within thirty (30) days after the date of the arbitrator's decision reimburse to Tenant the amount of the overpayment. If (i) the claim is not timely contested by Landlord, or
(ii) the arbitration discloses that the Statement overstated the amount of Operating Expenses by more than five percent (5%), then Landlord shall also reimburse to Tenant the reasonable expenses incurred by Tenant in connection with the Audit and the arbitration, which reimbursement shall be made within thirty (30) days after (i) the date of the arbitrator's decision and (ii) Tenant's delivery to Landlord of copies of the Auditor's invoice and any other documentation evidencing expenses incurred by Tenant in connection with the Audit.

          (k) Except as provided in this Paragraph 4.9, Tenant shall keep all information gained in connection with any Audit confidential. Tenant shall not disclose any information gained in connection with any Audit to any third parties (not including Tenant's agents, employees and consultants) except to those who must receive the information in order to carry out the purpose of this Paragraph 4.8 and who agree in writing to keep the information confidential; provided, however, that Tenant may disclose such information to the extent reasonably necessary in connection with financing arrangements or assignments of Tenant's interest in the Premises so long as Tenant takes reasonable steps to ensure that the applicable lender or assignee keeps such information confidential, and Tenant may disclose such information as required by law or in connection with the issuance of financial statements of Tenant and or its affiliates.

     4.10 Real Property Tax Exclusions.  Notwithstanding anything to the
          ----------------------------
contrary set forth in the Lease, Taxes shall not include (i) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents or receipts), (ii) taxes on tenant improvements in any space in the Building or the Project based upon an assessed level in excess of the assessed level for which Tenant is individually and directly responsible under this Lease, but only to the extent that said taxes on tenant improvements are separately assessed and the assessed level for which Tenant is responsible can be accurately determined, (iii) penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments of, and/or to file any tax or informational returns with respect to, any Taxes, when due, (iv) any real estate taxes directly payable by Tenant or any other tenant in the Building under the applicable provisions in their respective leases, and (v) any items included as Operating Expenses or specifically excluded from Operating Expenses.

5.   ARBITRATION.

     5.1  General Submittals to Arbitration.  The submittal of all matters to
          ---------------------------------
arbitration in accordance with the terms of this Paragraph 5 is the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Landlord's failure to approve an assignment, sublease or other transfer of Tenant's interest in the Lease under Paragraph 12 below, any other defaults by Landlord, or any default by Tenant under this Lease (a "Default"), except for (i) verification of the rentable square footage or usable square footage of the Premises, which determination shall be made pursuant to Paragraphs 1.2 and 1.3 above, (ii) all claims by either party which (A) seek anything other than enforcement of rights under this Lease, or (B) are primarily founded upon matters of fraud, wilful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, and (iii) claims relating to Landlord's exercise of any unlawful detainer rights pursuant to California law or rights or remedies used by Landlord to gain possession of the Premises or terminate Tenant's right of possession to the Premises, which disputes shall be resolved by suit filed in the Superior Court of Los Angeles County, California, the decision of which court shall be subject to appeal pursuant to applicable law. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the terms of this Paragraph 5 and all attempts to circumvent the terms of this Paragraph 5 shall be absolutely null and void and of no force or effect whatsoever. As to any matter submitted to arbitration (except with respect to the payment of money) to determine whether a matter would, with the passage of time, constitute a Default, such passage of time shall be tolled from the time the matter is submitted to arbitration hereunder until an affirmative arbitrated determination, as long as it is simultaneously determined in such arbitration that the challenge of such matter as a potential Event of Default by Tenant was made in good faith. As to any matter submitted to arbitration with respect to the payment of money, to determine whether a matter would, with the passage of time, constitute an Event of Default, such passage of time shall not commence to run in the event that the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made "under protest," which shall occur when such payment is accompanied by a good faith notice stating the reasons that the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth in this Paragraph 5.

     5.2  JAMS.  Any dispute to be arbitrated pursuant to the provisions of this
          ----
Paragraph 5 shall be determined by binding arbitration before a retired judge of the Superior Court of the State of California (the "Arbitrator") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS"). Such arbitration shall be initiated by the parties, or either of them, within ten
(10) days after either party sends written notice (the "Arbitration Notice") of a demand to arbitrate by registered or certified mail to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three available judges and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute, then the dispute shall be resolved by binding arbitration before the American Arbitration Association ("AAA") under the AAA's commercial arbitration rules then in effect.

     5.3  Pre-Decision Actions.  The Arbitrator shall schedule a pre-hearing
          --------------------
conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances.

     5.4  Arbitrator's Decision.  The arbitration shall be conducted in Los
          ---------------------
Angeles County, California. Any party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of California and the terms and provisions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination, and/or grant any remedy or relief that is just and equitable; provided however, that the Arbitrator shall have no authority to alter any of the terms or provisions of this Lease. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the Superior Court of the State of California, subject only to challenge on the grounds set forth in the California Code of Civil Procedure Section 1285 et seq. The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the California courts pursuant to the provisions of this Lease. The Arbitrator may award costs, including without limitation attorneys' fees, and expert and witness costs, to the prevailing party, if any, as determined by the Arbitrator in his discretion. The Arbitrator's fees and costs shall be paid by the non-prevailing party as determined by the Arbitrator in his discretion. A party shall be determined by the Arbitrator to be the prevailing party if its proposal for the resolution of dispute is the closer to that adopted by the Arbitrator.

6.   USE.

     6.1  Permitted Use.  The Premises shall be used only for the purposes
          -------------
specified in Item 11 of the Lease Summary and for no other purpose. Tenant shall use the Premises for general office purposes, training and educational facilities, and any other legally permitted, non-retail, uses consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. In connection with, and incidental to, Tenant's use of the Premises, Tenant, at its sole cost and expense and upon compliance with all applicable laws, may install "dwyer" or similar units, microwave or convection ovens, kitchenettes, dishwashers and an executive dining facility (provided same do not require a modification to the Building's certificate of occupancy) in the Premises for the purpose of arming or re-heating food for the employees and business guests of Tenant (but not for use as a public restaurant or private cafeteria or for cooking), provided that Tenant shall obtain all permits required by any governmental authorities for the operation thereof and such installation shall comply with the provisions of this Lease, including, without limitation, Paragraph 7 of this Lease. Tenant may also install, at its sole cost and expense and subject to and in compliance with the provisions of Paragraph 7 of this Lease, vending machines for the exclusive use of the officers, employees and business guests of Tenant, each of which vending machines (if it dispenses any beverages or other liquids or refrigerates) shall have a waterproof pan located thereunder or refrigerant recovery system connected to a drain.

     6.2  Restriction on Use.  Tenant shall not do or permit to be done in or
          ------------------
about the Premises or Building or Project, or bring, keep or permit to be brought or kept therein, anything which is prohibited by the Rules and Regulations attached hereto as Exhibit "F" or which is prohibited by any standard form fire insurance policy or which will in any way increase the existing rate of or affect, any fire or other insurance upon the Building or its contents.

     6.3  Compliance With Law.
          -------------------

          (a) Legal Requirements.  As used herein, the term "Legal Requirements"
              ------------------
shall mean each and every one of the following: (i) each law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated, including without limitation any standard or regulation now or hereafter imposed, by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational health or safety standards for employers, employees, landlords or tenants, that relates to Tenant's use or occupancy of the Premises or the operation of the Building; (ii) the requirements of any Board of Fire Underwriters or other similar body now or hereafter instituted; and (iii) any order, directive or certificate of occupancy issued pursuant to any laws which affect the condition, use or occupancy of the Premises, including, but not limited to, any requirements of structural changes related to or affected by Tenant's acts, occupancy or use of the Premises.

          (b) Compliance by Landlord.  Landlord shall keep and maintain the Base
              ----------------------
Building (together with any Building Systems located outside the Premises), in compliance with any Legal Requirements; provided, however, that Tenant hereby covenants and agrees that if such compliance is required in the Premises, or on a floor of the Building on which the Premises are located, and (i) such compliance relates to Tenant's tenant improvements or Alterations, or (ii) such compliance is required as a result of Tenant's non-general office use of the Premises, Tenant shall be responsible for the cost of causing, and Tenant shall cause, the tenant improvements, Alterations, Base Building or Building Systems located outside the Premises and on the floor(s) on which the Premises are located (but then only to the extent that the cost of such compliance is not included in Operating Expenses), as the case may be, to comply with such Legal Requirements. In the event Landlord is required to perform work in the Premises in order to comply with any Legal Requirements and alternative means of compliance are available, then Tenant shall have the right to approve the alternative selected by Landlord for compliance, provided that in the event Tenant requires Landlord to propose a different alternative than the one Landlord has selected, then the alternative approved by Tenant shall not impose a materially greater economic burden on Landlord than the alternative originally selected by Landlord for compliance unless Tenant agrees to reimburse Landlord for such increases in the economic burden, and provided further that Tenant's approval shall not be unreasonably withheld or delayed.

          (c) Compliance by Tenant.  Tenant shall not use the Premises in any
              --------------------
manner which materially violates any of the Legal Requirements applicable to Tenant's use of the Premises. Nothing in this Paragraph 6.3(c) is intended to or shall expand, alter or modify Tenant's obligations with respect to the maintenance, repair or alteration of the Premises, Tenant's tenant improvements, Tenants Alterations, the Base Building, or Building Systems.

          (d) Compliance by Other Tenants.  Subject to Paragraph 21 below,
              ---------------------------
Landlord shall
not be liable to Tenant for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Paragraph 6. Tenant shall not be released or excused from the performance of any of its obligations under the Lease in the event of any such failure.

     6.4  Hazardous Material.
          ------------------

          (a) Tenant's Representations.  Tenant hereby represents, warrants and
              ------------------------
covenants that: Tenant's business operations in the Premises do not involve the use, storage or generation of Hazardous Material (as defined in Paragraph 6.4(e) below); Tenant shall not cause or permit any Hazardous Material to be brought upon, stored, manufactured, generated, blended, handled, recycled, disposed of, used or released on, in, under or about the Premises, Building or Project by Tenant or Tenant's agents, employees, contractors, subtenants, assigns and invitees (collectively, "Tenant's Affiliates"); Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as Hazardous Materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such product are designed to be used shall not be a violation by Tenant of this Paragraph 6.4. For purposes of this Paragraph 6.4, "Environmental Laws" shall mean, collectively, any and all federal, state or local environmental, health and/or safety related law, decision of the courts, ordinance, rule, regulation, code, order, directive, guideline, permit or permit condition currently existing and as amended, enacted, issued or adopted in the future which is applicable to the Premises.

          (b) Tenant's Indemnification of Landlord.  Tenant shall indemnify,
              ------------------------------------
protect, defend and hold Landlord, the Commerce Redevelopment Commission, and their partners, officers, employees, agents, lenders and each of their respective successors and assigns (collectively, the "Indemnified Landlord Parties") harmless from any and all claims, judgments, damages, penalties, enforcement actions, taxes, fines, remedial actions, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs), which arise during or after the Term in whole or in part as a result of the presence of any Hazardous Material, in, on, under or about the Premises or the Building, the surface or subsurface of the Project and/or other properties due to Tenant's or Tenant's Affiliates' activities, or failure to act, on or about the Project. Without limiting the foregoing, if any Hazardous Material is found in the soil, surface or ground water in, on, under or about the Project at any time during or after the Term, the presence of which was caused by Tenant and/or Tenant's Affiliates, Tenant shall, at its sole cost and expense, promptly take all actions as are necessary to return the Project to the condition existing prior to the introduction or release of such Hazardous Material. Such actions shall be conducted in accordance with applicable Environmental Laws and Landlord's prior written approval, which approval shall not be unreasonably withheld.

          (c) Landlord's Representations.  Landlord hereby represents to Tenant
              --------------------------
that to the best of Landlord's knowledge without investigation, and except as previously disclosed to Tenant in writing or otherwise set forth herein, there are no Hazardous Materials in the Building or Project.

After the date hereof and thereafter throughout the Term, Landlord shall be responsible for removal or encapsulation of any Hazardous Materials (except for those brought onto the Premises by Tenant or Tenant's Affiliates) as necessary to comply with all applicable laws, codes, regulations and ordinances and the requirements of the Environmental Protection Agency and any other regulatory agency having jurisdiction. If, during the Term of this Lease, air sampling tests conducted by properly certified individuals or entities detect asbestos in amounts exceeding minimums which require corrective action, as set by any local, state, or federal government or agency, Landlord will, at Landlord's sole cost and expense (unless the presence of such amounts of asbestos is caused by Tenant, in which case Landlord's remedial actions hereunder shall be done at Tenant's expense), commence correction of said condition, within ten (10) business days after the receipt of notice of such monitoring results, and shall diligently continue such corrective action until completed. Landlord's remediation of Hazardous Materials in the Premises as required above shall be performed at night and on weekends so as not to disturb Tenant's business operations. If, during the construction of Tenant's initial tenant improvements, Hazardous Materials are discovered within the Premises, Landlord shall diligently remove such Hazardous Materials at Landlord's sole cost and expense prior to the Commencement Date. Landlord hereby acknowledges that the California Asbestos Notification Act (the California Health and Safety Code Sections 25915, et seq.) requires that every owner of a commercial or industrial building who knows that the building contains asbestos containing materials must provide written notice to its tenants and to its employees and contractors working in the building. Tenant acknowledges that Landlord has previously informed Tenant that prior to the construction of the Project, the Land was used as a site for the use, generation, manufacture, storage, disposal or transportation of any Hazardous Materials. Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge without investigation, the Land and Building and every part thereof (i) are not currently being used for the generation, manufacture, storage, disposal, transportation or other use of any Hazardous Materials, and (ii) are presently in compliance with all federal, state and local laws, ordinances, regulations, orders and directives pertaining to Hazardous Materials, including without limitation those relating to soil and ground water conditions. Tenant acknowledges that as a result of leakage from underground fuel tanks located beneath the Land prior to the development of the Project, hydrocarbons within the definition of "Hazardous Materials" set forth below are currently located in, on, under or about the Premises. Landlord is in the process of monitoring said hydrocarbons and performing such remediation measures with respect thereto as required by applicable Environmental Laws. Landlord covenants to Tenant that Landlord shall continue such monitoring and remediation until the expiration of the Term of this Lease, or until such monitoring and remediation is no longer required by applicable Environmental Laws, whichever occurs first.

          (d) Landlord's Indemnification of Tenant.  Landlord shall indemnify,
              ------------------------------------
protect, defend and hold Tenant and Tenant's Affiliates harmless from any and all claims, judgments, damages, penalties, enforcement actions, taxes, fines, remedial actions, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs), which arise before, during or after the Term in whole or in part as a result of the presence of any Hazardous Material, in, on, under or about the Premises or the Building, the surface or subsurface of the Project and/or other properties to the extent the presence of such Hazardous Materials are not due to Tenant or Tenant's Affiliates' activities on or about the Project.

          (e) Definition of Hazardous Material.  For purposes of this Lease, the
              --------------------------------
term "Hazardous Material" means any hazardous or toxic substance, material or waste which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25112.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25136 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage or Hazardous Substances), (v) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Code of Regulations, Division 4, Chapter 20, (vi) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
Section 1317), (vii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq., (ix) defined as a hazardous waste, "hazardous material,"
             ------
"hazardous substance," "toxic chemical," "toxic air contaminant," or "hazardous air pollutant" under the Clean Water Act, 33 U.S.C Section 1251 et seq., the
                                                                ------
Clean Air Act, 42 U.S.C. Section 7901 et seq., the Toxic Substances Control Act,
                                      ------
15 U.S.C. Section 2601 et seq., the Porter-Cologne Water Quality Control Act,
                       ------
California Water Code Section 13000 et seq., or listed as a substance known to
                                    ------
cause cancer or reproductive toxicity pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986 (Proposition 65), the California Health and Safety Code Section 25249.5 et seq., Chapter 3.5, Division 26, the California Health
                     ------
and Safety Code (Toxic Air Contaminants), Superfund Amendments and Reauthorization Act of 1986, Occupational Safety and Health Act of 1970, or California Occupational Safety and Health Act of 1973, (x) defined as a hazardous waste, hazardous material or hazardous substance under any regulations promulgated under any of the foregoing laws, or (xi) any hazardous or toxic material, substance, chemical, waste, contaminant, emission, discharge or pollutant or comparable material listed, identified, or regulated pursuant to any federal, state or local law, ordinance or regulation which has as a purpose the protection of health, safety or the environment, including but not limited to petroleum or petroleum products or wastes derived therefrom. Each reference to a statute, law or regulation herein shall be deemed to include any amendments or successor statutes thereto which are enacted from time to time.

     6.5  Tenant's Access to Premises.  Tenant shall have access to the Premises
          ---------------------------
twenty-four (24) hours a day, seven (7) days a week.

7.   ALTERATIONS AND IMPROVEMENTS.

     7.1  Initial Tenant Improvements.  The initial Tenant Improvements to be
          ---------------------------
built by Tenant
shall be constructed in accordance with the provisions of this Paragraph 7 and the Construction Agreement attached hereto as Exhibit "D".

     7.2  Tenant's Rights to Make Alterations.  Following the Commencement Date,
          -----------------------------------
Tenant, at its sole cost and expense, shall have the right upon receipt of Landlord's written consent (which consent shall not be unreasonably withheld, delayed or conditioned), to make alterations, additions, or improvements to the Premises (collectively, the "Alterations"). Notwithstanding the foregoing, Landlord's consent to the Alterations shall not be required if all of the following conditions are met: (i) Tenant provides Landlord with written notice of Tenant's intention to make the Alterations, delivered at least ten (10) days prior to commencement of construction thereof, which describes in detail the proposed Alterations; (ii) Tenant agrees to remove, upon the expiration or earlier termination of this Lease, any aspect of the Alterations which are not normal for general office use; (iii) the Alterations do not adversely affect the utility or value of the Premises or the Building for future tenants; (iv) the Alterations do not alter the exterior appearance of the Building and cannot be seen from the exterior of the Building (and, during any period in which Tenant is not leasing the entire Building, if the Alterations cannot be seen from the common areas of the Building); (v) the Alterations are not of a structural nature; (vi) the Alterations will not adversely affect the Building Systems; and
(vii) the Alterations are not otherwise prohibited under this Lease. All Alterations made hereunder, regardless of whether or not Landlord's consent is required, shall be made in accordance with this Paragraph 7, including without limitation in conformity with the requirements of Paragraph 7.3 below.

     7.3  Installation of Alterations.  Any Alterations installed by Tenant
          ---------------------------
during the Term shall be done in strict compliance with all of the following:

          (a) Except to the extent, if any, that Landlord's consent is not required by Paragraph 7.2 above, no such work shall proceed without Landlord's prior written approval (which approval shall not be unreasonably withheld, delayed or conditioned) of: (i) Tenant's contractors, subcontractors, architects, engineers and other consultants; (ii) certificates of insurance from a company or companies approved by Landlord, furnished to Landlord by Tenant's contractor, for (l) Combined Single Limit Bodily Injury and Property Damage Insurance covering comprehensive general liability and automobile liability, in an amount not less than One Million Dollars ($1,000,000.00) per occurrence and endorsed to show Landlord as an additional insured, and (2) Workers' Compensation as required by law, with all certificates endorsed to show a waiver of subrogation by the insurer to any claims Tenant's contractor may have against Landlord; and (iii) detailed plans and specifications for such work;

          (b) All such work shall be done in first-class workmanlike manner and in conformity with a valid building permit and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord at least ten (10) business days before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's sole cost and expense. Landlord's review and approval of any such work is for Landlord's benefit only and shall not expose Landlord to any liability. No work shall proceed until and unless Landlord has received at least ten (10) days prior written notice that such work is to commence;

          (c) To the extent that alterations or repairs to be made by Tenant have a material effect on the Building Systems, Landlord shall have the right to require the alterations or repairs to be performed by contractors designated by Landlord.

          (d) All work by Tenant shall be diligently and continuously pursued from the date of its commencement through its completion; and

          (e) Tenant shall obtain any bonds required by Landlord pursuant to Paragraph 9 below.

     7.4  Tenant Improvements.  The Tenant Improvements shall become Landlord's
          -------------------
property upon the expiration or earlier termination of this Lease. The Tenant Improvements, upon expiration of the Term or earlier termination of the Lease, shall be surrendered to Landlord without compensation to Tenant in good condition and repair, reasonable wear and tear excepted.

     7.5  Tenant's Extra Improvements.  All Alterations and any tenant
          ---------------------------
improvements made by or on behalf of Tenant (collectively, the "Tenant's Extra Improvements"), whether temporary or permanent in character, made either by Landlord or Tenant, shall become Landlord's property upon the expiration or earlier termination of this Lease, except that Tenant may remove any Tenant's Extra Improvements which Tenant can substantiate to Landlord have not been paid for with any tenant improvement allowance funds provided to Tenant by Landlord. All Tenant's Extra Improvements shall be surrendered to Landlord without compensation to Tenant in good condition and repair, reasonable wear and tear excepted, upon expiration or earlier termination of the Lease; provided, however, that at the election of Landlord, exercisable by written notice to Tenant either concurrent with Landlord's approval of the Tenant's Extra Improvements (where Landlord has approval rights thereof) or within ten (10) business days after Landlord receives notice of the proposed Tenant's Extra Improvements (where Landlord has no approval rights), Tenant shall, at Tenant's sole cost and expense, prior to the expiration or earlier termination of the Lease, remove from the Premises Tenant's Extra Improvements (or that portion of Tenant's Extra Improvements requested to be removed by Landlord) and repair all damage to the Premises caused by such removal. All of Tenant's Personal Property, including moveable furniture, trade fixtures, and equipment not attached to the Building or the Premises, shall be completely removed by Tenant prior to the expiration of the Term or earlier termination of the Lease. Tenant shall repair all damage caused by such removal prior to the expiration or earlier termination of the Lease. Any of Tenant's Personal Property not so removed shall, at the option of Landlord, automatically become the property of Landlord. Thereafter, Landlord may retain or dispose of, in any manner permitted by applicable law, any Tenant's Personal Property not so removed, without any liability or compensation to Tenant.

     7.6  Alterations by Landlord.  Landlord shall, at its expense, make any
          -----------------------
alterations to the Building or the Project relative to any of the following: (a) compliance with exterior path-of-travel access requirements under the Americans with Disabilities Act of 1990; (b) correction of latent or structural defects; and (c) removal, encapsulation or other remediation of asbestos or other Hazardous

Materials from the Premises. Except as specifically set forth in this lease, in no event shall any payments owed by Tenant under the Lease be abated, nor shall Landlord have any liability for interruption or interference to Tenant's business, on account of Landlord's failure to make repairs under this Paragraph 7.6.

8.   TENANT'S REPAIRS.

     Subject to Landlord's obligations in Paragraph 10.1 below, Tenant shall, at Tenant's sole cost and expense, keep the non-structural, non-Base Building and non-"Premises Systems" (as that term is defined in Paragraph 10.1 below) portions of the Premises in good and sanitary condition and repair at all times during the Term. All damage, injury or breakage to any part or portion of the Premises or the Building or the Project caused by the willful misconduct or negligent act or omission of Tenant or Tenant's agents, contractors, employees, licensees, directors, officers, partners, trustees, visitors or invitees (collectively, "Tenant's Employees") shall be promptly repaired by Tenant to the satisfaction of Landlord at Tenant's sole cost and expense and pursuant to the provisions of Paragraph 7.3 above (collectively, the "Repairs") (except to the extent the cost of such Repairs are covered by insurance carried or required to be carried by Landlord pursuant to the terms of this Lease). Upon reasonable advance notice to Tenant, Landlord may make any Repairs which are not made by Tenant within a reasonable amount of time (except in the case of emergency when such Repairs can be made immediately), and charge Tenant for the cost of such Repairs. Tenant shall be solely responsible for the design and function of all of Tenant's Extra Improvements whether or not installed by Landlord at Tenant's request. Except as specifically set forth in this Lease, Tenant waives all rights to make any Repairs at Landlord's cost, or to deduct the cost of such Repairs from any payment owed to Landlord under the Lease.

9.   NO LIENS.

     Tenant shall at all times keep the Premises, the Building and the Project free from any liens arising out of any work performed or allegedly performed, materials furnished or allegedly furnished or obligations incurred by or on behalf of Tenant. At any time Tenant either desires or is required to make any Alterations or Repairs which cost One Hundred Thousand Dollars ($100,000.00) or more, Landlord may require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a completion and/or performance bond in a form and by a surety acceptable to Landlord and in amount not less than one and one-half (1-1/2) times the estimated cost of such Alterations or Repairs to insure Landlord against liability from mechanics' and materialmen's liens and to insure completion of the work and may also require such additional items or assurances as Landlord in its sole discretion may deem reasonable or desirable; provided, however, that Tenant shall not be required to obtain such bonds so long as Tenant maintains a net worth of at least One Hundred Twenty-Five Million Dollars ($125,000,000.00), as shown on Tenant's annual report to its shareholders and Tenant's Form 10Q statement filed quarterly with the Securities and Exchange Commission. Tenant agrees to indemnify and hold Landlord and the Indemnified Parties harmless from and against any and all claims for mechanics', materialmen's or other liens in connection with any Alterations, Repairs, or any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord reserves the right to enter the Premises for the purpose of posting such notices of non-responsibility as may be permitted by law or desired by Landlord.

10.  LANDLORD'S REPAIRS.

     10.1 Scope of Landlord's Repairs.  Landlord shall, as part of Operating
          ---------------------------
Expenses to the extent permitted under Paragraph 4 of this Lease, operate, improve, lease, manage and maintain the Building, Base Building, Common Areas, and the Parking Facilities in accordance with all governmental laws, rules and regulations in a manner consistent with Class "A" buildings located in the vicinity of the Building. Landlord shall maintain and repair all of the following in order to keep them in proper working order, condition and repair, except for non-insured damage or wear and tear which is the result of willful misconduct or negligent acts or omissions by Tenant or Tenant's Affiliates: (i) the structural elements and the public and common areas of the Building as the same may exist from time to time; (ii) the Base Building; (iii) the Building Systems located outside the Premises; (iv) the systems, equipment and facilities located in the Premises which are either above the drop ceiling or constitute electrical facilities (the "Premises Systems"); (v) the Building's telecommunications system; (vi) the Building's exterior roof structure and membrane; and (vii) the existing in-wall plumbing and underground sewer lines serving the Premises. Landlord shall have no obligation to make repairs under this Paragraph 10 until a reasonable time after receipt of written notice of the need for such repairs has elapsed. Except as otherwise set forth in this Lease, in no event shall any payments owed by Tenant under the Lease be abated, nor shall Landlord have any liability for interruption or interference to Tenant's business on account of Landlord's failure to make repairs under this Paragraph 10.

     10.2 Landlord's Right of Entry to Make Repairs.  Landlord and Landlord's
          -----------------------------------------
Employees (as defined in Paragraph 14.1 below) shall have the right to enter the Premises at all reasonable times for the purpose of making any alterations, additions, improvements or repairs to the Premises or the Building as Landlord may deem necessary or desirable, without liability or compensation to Tenant, except in emergencies or as otherwise specifically set forth in this Lease; provided, however, that any such entry shall be accomplished after business hours, as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible.

     10.3 Tenant's Right to Perform Landlord's Maintenance Obligations.  At all
          ------------------------------------------------------------
times during which Tenant is the lessee of one hundred percent (100%) of the Building pursuant to this Lease, Tenant shall have the rights set forth in this Paragraph 10.3 with respect to the Building. The rights set forth herein shall not apply to the Option A Space, the Option B Space, or any other portion of the Project outside of the Building which may be leased by Tenant from time to time pursuant to this Lease.

          (a) General Action.  Tenant may provide Landlord with written notice
              --------------
(the "Repair Notice") of any event or circumstance which pursuant to the terms of this Lease requires Landlord to repair, alter, improve and/or maintain the Premises (a "Required Action"). Landlord shall provide the Required Action within the time period required by this Lease, or, if no specific time period is specified in this Lease, Landlord shall commence the Required Action within a reasonable time (not to exceed ten (10) days) after the date of Landlord's receipt of the Repair Notice (the "Notice Date"), and shall complete the Required Action within thirty (30) days after the Notice Date; provided that if the nature of the Required Action is such that the same cannot reasonably be completed within a thirty (30) day period, Landlord's time period for completion shall not be deemed to have expired if Landlord diligently commences such cure within such period and thereafter diligently proceeds to rectify and complete the Required Action, as soon as possible). If Landlord fails to commence or complete the Required Action within the applicable time periods, then upon Tenant's delivery to Landlord of a second written notice specifying that Tenant is taking the Required Action (the "Second Notice"), Tenant may proceed to take the Required Action.

          (b) Emergency Action.  Notwithstanding the foregoing, (i) if there
              ----------------
exists an emergency such that the Premises or a portion thereof are rendered untenantable, and (ii) if Tenant's personnel are forced to vacate the Premises or such portion thereof due to the emergency, and (iii) if Tenant gives the Building's management office notice (the "Emergency Notice") of Tenant's intention to take action with respect thereto (the "Necessary Action"), and (iv) if the Necessary Action is also a Required Action, and (v) if Landlord does not commence the Necessary Action within one (1) business day after the Emergency Notice (the "Emergency Cure Period") and thereafter use its best efforts and due diligence to complete the Necessary Action as soon as possible, then Tenant may take the Necessary Action. To the extent Tenant is entitled to recover damages from Landlord by reason of Landlord's failure timely to commence and/or complete the Necessary Action, Tenant's damages may include, without limitation, the fully documented, reasonable costs incurred in any temporary relocation of Tenant's personnel previously located in such untenantable space which shall have occurred, including by way of example only, higher rent, broker's commissions, fees of consultants and other reasonable costs of temporarily moving to other premises.

          (c) Restrictions on Action.  If any Necessary Action will affect the
              ----------------------
Building Systems, the structural integrity of the Building, or the exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Building for work on the Building Systems, or its structure, and Landlord shall provide Tenant (when available and upon Tenant's request) with notice identifying such contractors and any changes to the list of such contractors, unless such contractors are unwilling or unable to perform such work or the cost of such work is not competitive, in which event Tenant may utilize the services of any other qualified contractors which normally and regularly performs similar work in the Comparable Buildings except for any contractors who Landlord specifically notifies Tenant in writing within five (5) business days of Landlord's receipt of a Repair Notice or within one (1) business day of Landlord's receipt of an Emergency Notice that Tenant may not use for such work (which notice shall specify the commercially reasonable reasons for Landlord's not allowing Tenant to use such contractor.)

          (d) Reimbursement for Action.  If any Required Action or Necessary
              ------------------------
Action is taken by Tenant pursuant to the terms of this Paragraph 10.3, then Landlord shall reimburse Tenant for its reasonable and documented costs and expenses in taking the Required Action or Necessary Action within thirty (30) days after receipt by Landlord of an invoice from Tenant which sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking the Required Action or Necessary Action on behalf of Landlord (the "Repair Invoice"). In the event Landlord does not reimburse Tenant for the Repair Invoice within thirty (30) days of receipt, then Tenant may deduct from the next Rent payable by Tenant under this Lease, the amount set forth in the Repair Invoice plus interest at the Interest Rate (the "Offset Right"). Notwithstanding the foregoing, if Landlord delivers to Tenant within thirty (30) days after receipt of the Repair Invoice, a written objection to the payments of such invoice, setting forth with reasonable particularity Landlord's reason for its claim that the Required Action or Necessary Action did not have to be taken by Landlord pursuant to the terms of this Lease or that Tenant breached the terms of this Paragraph 10.3, or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to deduct such amount from Rent, but the dispute may be submitted to arbitration in accordance with the terms of Paragraph 5 of this Lease for resolution.

11.  BUILDING SERVICES.

     11.1 Standard Building Services.  Landlord shall furnish the Premises with
          --------------------------
such standard building services and utilities as set forth in Exhibit "G".

     11.2 Building HVAC System.  Subject to all governmental rules, regulations
          --------------------
and guidelines applicable thereto, Landlord shall provide heating, ventilating and air conditioning ("HVAC") from Monday through Friday, during the period from 7 a.m. to 6 p.m. and on Saturday during the period from 9 a.m. to 1 p.m., except for the date of observation of the Holidays (the "normal business hours"). Landlord shall cause the HVAC equipment in the Building (the "Building HVAC System") to perform in accordance with the HVAC specifications attached to this Lease as Exhibit "H" (the "HVAC Specifications") at all times that HVAC is required to be provided under this Lease. Landlord shall also cause the Building HVAC System and indoor air quality of the Common Areas within the Building and the Premises to meet for the entire Term and any periods of occupancy of the Premises or any part thereof by Tenant prior to the Commencement Date the standards set forth in Standard 62-1989 ("Ventilation for Acceptable Indoor Air Quality"), including both the requirements of the Ventilation Rate Procedure and Indoor Air Quality Procedure and the maintenance requirements, recommendations and guidelines contained therein, promulgated by the American Society of Heating, Refrigerating and Air Conditioning Engineers ("ASHRAE"), and any laws, ordinances, rules or regulations now in effect or hereafter promulgated by any governmental authority having jurisdiction over the Building or persons occupying or working in the Building relating to office building indoor air quality (collectively, the "Indoor Air Quality Standard"). In the event the indoor air quality of the Premises or the Building Common Areas does not meet the Indoor Air Quality Standard, such condition shall be referred to as a "Sick Building," and in addition to any other obligations or liabilities of Landlord and rights and remedies of Tenant with respect thereto, the terms of Paragraph
11.5 below shall apply. In the event that the Indoor Air Quality Standard is subsequently modified, Tenant shall have the right to require Landlord to modify the Building HVAC System, at Tenant's sole expense, to comply with such modified Indoor Air Quality Standard. Tenant shall have the right, at Tenant's sole expense, to install, maintain and replace a private HVAC system or systems (the "Tenant HVAC System") separate from the Building HVAC System, in Tenant's computer rooms, user rooms and other areas contained wholly within the Premises, provided that such Tenant HVAC System does not materially interfere with the operation, maintenance, or replacement of the Building HVAC System; provided, however, that if the Tenant HVAC System does materially interfere with the Building HVAC System, Tenant shall, so long as Tenant does not materially interfere with the use or enjoyment of other tenants of their premises, have the option, at its sole cost and expense, to alter the Building HVAC System (subject to Tenant's compliance with the provisions of Paragraph 7 above), so long as the Building HVAC System continues to operate at materially the same performance level prior to such material interference by the Tenant HVAC System.

     11.3 After-Hours HVAC.  Tenant agrees to pay Landlord the sum of Two
          ----------------
Dollars and Seventeen Cents ($2.17) per operating hour per unit for HVAC services which are provided to the Premises at Tenant's request during hours other than the "normal business hours" identified in Paragraph 11.2 above.

     11.4 Landlord's Right To Cease Providing Services.  Landlord reserves the
          --------------------------------------------
right in its reasonable discretion to temporarily interrupt, reduce or cease service of the heating, air conditioning, ventilation, elevator, plumbing, electrical, or telephone systems and/or utilities to the Premises, the Building or the Project, for any or all of the following reasons or causes:

          (a) any accident, emergency, governmental regulation, or act of God, including, but not limited to, any cause set forth in Paragraph 29 below; or

          (b) the making of any repairs, additions, alterations or improvements to the Premises or the Building until said repairs, additions, alterations or improvements shall have been completed (provided, however, that the same shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible, and to the extent possible shall be conducted after normal business hours).

     No such interruption, reduction or cessation of any such building services or utilities shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or Building, or an ejection of Tenant from the Premises, or a breach by Landlord of any of its obligations, or render Landlord liable for any damages, including but not limited to any damages, compensation or claims arising from any interruption or cessation of Tenant's business, or entitle Tenant to be relieved from any of its obligations under the Lease, or result in any abatement of Rent (except as specifically set forth in this Lease). In the event of any such interruption, reduction or cessation, Landlord shall use reasonable diligence to restore such service where it is within Landlord's reasonable control to do so.

     11.5 Tenant's Rights Upon Interruption of Services.  Tenant shall have the
          ---------------------------------------------
rights set forth in this Paragraph 11.5 if Tenant is prevented from using the Premises or any portion thereof (the "Affected Area") to conduct its normal business operations, and does not, in fact, use the Affected Area for a period of three (3) consecutive business days or more, due to any of the following events (collectively, the "Abatement Events"): (i) Landlord's failure to provide passenger elevator service, janitorial service, HVAC, electricity or water (collectively, the "Essential Services") to the Affected Area as required by this Lease, except where such failure is caused by an event described in Paragraph 29 below; (ii) Landlord's provision to the Affected Area of Essential Services at a quality level which is materially below that which Landlord is required to provide under the terms of this Lease, except where the provision of Essential Services at such reduced level is caused by an event described in Paragraph 29 below; (iii) the presence, in a form or concentration in violation of applicable law then in effect, of Hazardous Materials regarded as unhealthful under applicable regulations then in effect in or about the Premises (which Hazardous Materials were not brought onto the Premises by Tenant or Tenant's Affiliates); or (iv) a Sick Building condition which results from Landlord's failure to maintain the Building HVAC System as required by Paragraph 11.2 above.

          (a) Tenant's Abatement Rights.  Upon the occurrence of an Abatement
              -------------------------
Event, Tenant shall have the right to deliver written notice to Landlord identifying the Abatement Event and requesting that Landlord immediately cure the Abatement Event ("Cure Notice"). If Landlord fails to cure the Abatement Event within two (2) business days after delivery of the Cure Notice, then Rent applicable to the Affected Area shall be abated from the date which occurs three
(3) full business days prior to delivery to Landlord of the Cure Notice until the date when such Abatement Event is cured; provided, however, that if Tenant has previously paid Rent to Landlord for a period of time subsequent to the commencement of Tenant's right to abate Rent hereunder, then Landlord shall, within ten (10) business days following the date of such abatement, reimburse to Tenant the amount of such excess payments, or Tenant, in addition to its other remedies under this Lease, shall have the right to offset an amount equivalent to such excess payments against the sums next due under this Lease.

          (b) Tenant's Termination Rights.  If any Abatement Event shall not be
              ---------------------------
cured within one hundred eighty (180) days after Landlord's receipt of the Cure Notice, then Tenant, upon notice to Landlord (the "Services Termination Notice") after the expiration of such one hundred eighty (180) day period (the "Termination Cure Period"), may terminate this Lease either as to (i) the Affected

Area, or (ii) if the Affected Area constitutes more than twenty-five percent (25%) of the Premises, the entire Premises. Termination of the Lease with respect to the Affected Area shall be effective upon the expiration of the Termination Cure Period, in which case this Lease shall be amended to reflect that the Affected Area is no longer a part of the Premises and the Rent payable hereunder by Tenant shall be adjusted accordingly. Termination of the remainder of the Premises hereunder shall be effective upon the latter of the date specified in the Services Termination Notice or the date of Tenant's actual vacation of the Premises; provided, however, that such termination shall in no event be later than two (2) years after the date of delivery of the Services Termination Notice. Notwithstanding the foregoing, the Termination Cure Period shall be extended (for a period not to exceed an additional one hundred eighty
(180) days) by one day for each day that Landlord's cure of the Abatement Event is delayed by an event described in Section 29 below, if Landlord offers to provide (by no later than thirty (30) days prior to the expiration of the original Termination Cure Period) suitable temporary replacement space reasonably acceptable to Tenant in the Project and if such replacement space is delivered to Tenant prior to the end of the original Termination Cure Period.

     11.6 Tenant's Right to Manage the Building.  Notwithstanding the provisions
          -------------------------------------
of Paragraph 11.1 above, as long as Tenant occupies one hundred percent (100%) of the Rentable Area of the Building, Tenant shall have the right to professionally manage the Building itself pursuant to the terms of this Paragraph 11.6, provided that Landlord shall still be required to perform its obligations under this Lease which are unrelated to the management of the Building. In doing so, Tenant shall be responsible for providing or contracting for the provision of only those services which affect the interior of the Building and Tenant's usage thereof, and which do not impact the exterior of the Building or the use or operation of portions of the Project other than the Building. All janitorial, trash removal, maintenance, HVAC, elevator, plumbing, electrical and internal security services provided or contracted for by Tenant hereunder shall be performed in a materially consistent manner with the specifications set forth on Exhibit "G" hereto. At any time during which Tenant manages the Building pursuant to this Paragraph, Tenant may establish operating hours which are different from the "Normal Hours" specified in Paragraph 1 of Exhibit "G" attached hereto.


12.  ASSIGNMENT AND SUBLETTING.

     12.1 Right to Assign or Sublease.  Landlord and Tenant recognize and
          ---------------------------
specifically agree that this Paragraph 12 is an economic provision, like Rent, and that the Landlord's right to recapture the Premises and/or share in any profits due to an assignment or sublease, was granted by Tenant to Landlord in consideration of certain other economic concessions granted by Landlord to Tenant. Only upon Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned and shall be granted only under the circumstances as provided in this Paragraph 12, Tenant may assign its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises. Any purported assignment or sublease without Landlord's prior written consent shall be voidable at the election of Landlord, and shall constitute an Event of Default (as defined in Paragraph 17.1 below). No consent to one assignment or sublease shall constitute a waiver of the provisions of this Paragraph 12, with respect to another assignment or sublease.

     12.2 Procedure For Assignment or Sublease.  Tenant shall provide written
          ------------------------------------
notice to Landlord of: (i) Tenant's intent to assign this Lease or sublease all or any part of the Premises, (ii) the name of the proposed assignee or sublessee, (iii) evidence reasonably satisfactory to Landlord that such proposed assignee or sublessee is comparable in reputation, stature and financial condition to the other tenants then leasing comparable space in the Building, and (iv) the terms of the proposed assignment or sublease. Landlord shall, within twenty (20) days of receipt of such notice and of any additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one or more of the following:

          (a) Consent to such proposed assignment or sublease;

          (b) Refuse such consent, which refusal may be on any reasonable grounds (including without limitation those specified in Paragraph 12.3 below); or

          (c) Elect to terminate the Lease in the event of an assignment, or in the case of a sublease, terminate this Lease as to the portion of the Premises proposed to be sublet for the proposed term of the sublease; provided, however, that the rights specified in this Paragraph 12.2(c) shall not be available to Landlord with respect to any requested assignment or sublease of (i) any portion of the Building or the "Option A Space" identified in Section 35.1 below, regardless of the length of Tenant's occupancy thereof, or (ii) any other portion of the Premises which Tenant has occupied for more than ten (10) years.

Landlord's failure to so elect within such twenty (20) day period shall be deemed to constitute Landlord's consent to the proposed transfer.

     12.3 Grounds for Landlord's Refusal.  The parties hereby agree that it
          ------------------------------
shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed assignment or sublease where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          (a) The proposed assignee or subtenant is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or Project;

          (b) The proposed assignee or subtenant intends to use the Premises for purposes which are not permitted under this Lease;

          (c) Tenant marketed the Premises to the proposed assignee or subtenant at a rental rate which was less than ninety (90%) of the rent which at the time was being quoted by Landlord for comparable office space in the Project; provided, however, that nothing in this Paragraph shall prohibit Tenant from offering or agreeing to assign or sublease any part of the Premises at such a rental rate, or from disseminating information in good faith to a prospective transferee where such information contains such an offer or proposal, and nothing in this Paragraph shall give Landlord a right to disapprove the proposed assignment or sublease due to such offer, proposal or agreement. Instead, it is merely the intent of this Paragraph to give Landlord the right to disapprove a proposed assignment or sublessee in cases where Tenant advertises the Premises to the general public at a rental
                                           ---------------------
rate which is less than ninety percent (90%) of the rent which is at that time being advertised by Landlord to the general public for comparable office space in the Project.

          (d) The proposed assignee or sublessee does not have reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested.

     12.4 Conditions Regarding Consent to Sublease and Assignment.
          -------------------------------------------------------

          (a) In the event that Landlord shall consent to an assignment or sublease under the provisions of this Paragraph 12, Tenant shall pay, within thirty (30) days after written request by Landlord, Landlord's actual processing costs and actual reasonable attorneys' fees incurred in giving such consent, not to exceed One Thousand Dollars ($1,000.00) per each floor (or portion thereof) to which the assignment or sublease pertains.

          (b) Except as provided by Paragraph 12.8 below, notwithstanding any permitted assignment or sublease, Tenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Tenant under the Lease and for compliance with all obligations under the terms, provisions and covenants of the Lease.

          (c) If for any proposed assignment or sublease (other than to an affiliated entity pursuant to Paragraph 12.6 below), Tenant receives money or other consideration, either initially or over the term of the assignment or sublease, in excess of the Base Rent required by this Lease, or, in the case of the sublease of a portion of the Premises, in excess of such Base Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional Rent, fifty percent (50%) of the excess of each such payment of money or other consideration received by Tenant within thirty (30) days of its receipt. In the event the sublessee or assignee makes such payment directly to Landlord, Landlord shall refund fifty percent (50%) of the amount to Tenant. In calculating the amount of any such excess, Tenant shall first be entitled to deduct from the total consideration received by it in connection with such assignment or sublease all costs reasonably incurred by Tenant in connection with the assignment or subleasing, including without limitation (i) the amount of any Base Rent and Additional Rent paid by Tenant to Landlord with respect to the subject space during the period commencing on the latter of (A) the date Tenant contracts with a reputable broker to market the subject space and (B) the date Tenant vacates the subject space, until the commencement of the term of the transfer (provided, however, that the total amount deductible by Tenant hereunder shall not exceed six (6) months of such Base Rent and Additional Rent), and (ii) reasonable advertising costs, commissions, legal fees, and construction costs paid by Tenant in connection therewith.

          (d) The form of any proposed sublease or assignment agreement must be reasonably satisfactory to Landlord, must comply with all applicable provisions of this Lease concerning assignment and subletting, and must evidence the agreement of the proposed assignee or sublessee to faithfully perform all of Tenant's duties and obligations under this Lease.

          (e) Without limiting the generality of the foregoing paragraph, the form of any proposed sublease or assignment must contain a provision requiring Landlord, Tenant and the subtenant or assignee to hold the terms of this Lease and the assignment or sublease in strict confidence, and to not make any private disclosure, public announcement or other communication with respect thereto without the prior consent of the other parties, subject only to the right of the parties to (i) make reasonable disclosures to their attorneys, accountants and business advisors in connection with the assignment or sublease, (ii) disclose any information required by law, and (iii) disclose any information necessary in connection with the issuance of the parties' (or their affiliates') financial statements.

     12.5 Duration of Landlord's Consent.  If Landlord consents to any proposed
          ------------------------------
assignment or sublease pursuant to the terms of this Paragraph 12, Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such assignment or sublease upon substantially the same terms and conditions as those to which Landlord consented, provided that if there are any material changes in those terms and conditions (i) such that Landlord would initially have been entitled to refuse its consent to such assignment or sublease under this Paragraph 12, or (ii) which would cause the proposed assignment or sublease to be materially different from the terms upon which Landlord's consent was based, then Tenant shall again submit the request for consent to Landlord for its approval and other action under this Paragraph 12.

     12.6 Assignment to Affiliates.  Notwithstanding anything to the contrary
          ------------------------
contained in this Paragraph 12, Landlord's consent shall not be required for an assignment or subletting of all or a portion of the Premises to any of the following, provided that Tenant notifies Landlord of any such assignment or sublease prior to the effective date thereof and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such assignee or sublessee, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease: (i) any entity which is controlled by, controls, or is under common control with Tenant; (ii) any purchaser of substantially all of Tenant's assets or stock; (iii) any entity resulting from a consolidation or merger with Tenant; or (iv) any attorney retained by Tenant under an "of counsel" arrangement. "Control," as used in this Paragraph 12.6, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or ownership of any sort, whether through the ownership of voting securities, by contract or otherwise.

     12.7 Landlord's Right to Assign.  Landlord shall have the right from time
          --------------------------
to time to sell, encumber, convey, transfer, and/or assign any of its rights and obligations under the Lease.

     12.8 Release of Tenant.  Notwithstanding the provisions of Paragraph
          -----------------
12.4(c) above,

Landlord shall release Tenant from liability under the Lease for obligations accruing after any assignment to which Landlord specifically consents in writing of Tenants interest in the if, prior to Landlord's consent to the assignment, Tenant provides Landlord with financial statements certified by an independent certified public accountant in accordance with generally accepted accounting principals that are consistently applied which demonstrate to Landlord's satisfaction that (a) the assignee has a tangible net worth of One Hundred Twenty-Five Million Dollars ($125,000,000.00), increased in proportion to any increases in the Index between the date of this Lease to the date of Landlord's consent to the assignment, and (b) the assignee has adequate cash flow to meet its obligations to pay Rent under this Lease. If the assignment pertains only to a portion of the Premises, then the release given hereby shall pertain only to obligations relative to said assigned portion.

     12.9 Landlord's Recognition of Transfers Upon Lease Termination.  Tenant
          ----------------------------------------------------------
may request, as part of its notice under Paragraph 12.1 above, that a subtenant of at least one full floor of the Building receive a recognition agreement (the "Recognition Agreement") from Landlord which provides that in the event this Lease is terminated, Landlord shall recognize the sublease (the "Transfer") as a direct lease between Landlord and such subtenant, provided that Landlord shall only execute a Recognition Agreement with such subtenant under the following conditions (which conditions must be reflected in the Recognition Agreement):
(i) Landlord shall not be bound by any terms or conditions of the Transfer which are inconsistent with the terms and conditions of this Lease; provided, however, the economic terms of such Transfer may be more favorable to Landlord than those set forth in this Lease; (ii) Landlord shall not be liable for any act or omission of Tenant; (iii) Landlord shall not be subject to any offsets or defenses which the subtenant might have as to Tenant or to any claims for damages against Tenant; (iv) Landlord shall not be required or obligated to credit the subtenant with any Base Rent, Additional Rent or other Rent paid by the subtenant to Tenant; (v) Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the Transfer accruing after the termination of this Lease; (vi) the subtenant shall agree, upon termination of this Lease, to make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the subtenant, so as to establish direct privity of contract between Landlord and the subtenant with the same force and effect as though the Transfer was originally made directly between Landlord and the subtenant; (vii) to the extent that certain rights granted to Tenant hereunder are specifically conditioned upon the lease or occupancy by Tenant of all or specified portions of the Building or Premises (including without limitation building top signage rights and the right to manage the Building), the subtenant shall be entitled to exercise those rights only to the extent that the sublease grants the subtenant the right to use the corresponding percentage of the Building or Premises; (viii) the subtenant shall not have the release rights set forth in Paragraph 12.8 above, or the self-insurance rights set forth in Paragraph 14.3(b) below; (ix) the bond requirements set forth in Paragraph 9 above shall apply to all Alterations or Repairs, regardless of the cost thereof; and (x) if Landlord enters into more than one Recognition Agreement which results in the separate subtenants thereunder having conflicting option rights or rights of first refusal under this Lease, Landlord shall have the right to equitably allocate said rights among the subtenants. Upon Landlord's written request given any time after the termination of this Lease, the subtenant shall execute a new lease for the space subject to the applicable Transfer upon the same terms and conditions as set forth in the Recognition Agreement.

13.  SUBSTITUTED PREMISES.

     Landlord shall have no right to substitute the Premises for any other office space in the Project or elsewhere.

14.  INDEMNIFICATION; INSURANCE.

     14.1 Tenant's Indemnification of Landlord.  Tenant shall at its sole cost
          ------------------------------------
and expense defend, protect, indemnify, and hold Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, lenders, trustees and invitees (collectively, the "Landlord's Employees") harmless from and against any and all "Claims" (defined below) arising out of or in connection with the use of the Premises or the Building by Tenant, by any of Tenant's Employees, or by any member of the "Tenant's Group" (defined in Paragraph 14.2 below), the conduct of Tenant's business, any activity, work or things done, permitted or allowed by Tenant in or about the Premises or the Building, the nonobservance or nonperformance by Tenant of any of its obligations under the terms of this Lease (including without limitation obligations to comply with Legal Requirements), or any wilful misconduct or negligent act or omission of Tenant or Tenant's Employees; provided, however, that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord or Landlord's Employees or to claims to the extent such claims are covered by insurance carried (or required to be carried) by Landlord pursuant to the terms of this Lease. As used herein, the term "Claims" means any and all actions, agreements, attorneys' fees, causes of action, claims, contracts, costs, covenants, damages, debts, demands, expenses, judgments, lawsuits, liabilities, liens, losses, obligations, orders, and rights. Should Landlord be named as a defendant in any suit involving a Claim for which Tenant is obligated to defend Landlord under this Paragraph 14.1, Tenant shall pay to Landlord Landlord's costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. The provisions of this Paragraph 12.1 shall survive the expiration or sooner termination of this Lease.

     14.2 Landlord's Indemnification of Tenant.  Landlord shall at its sole cost
          ------------------------------------
and expense defend, protect, indemnify, and hold Tenant's and Tenant's parent, subsidiary and affiliated companies, including but not limited to their respective directors, officers, agents, servants, employees and independent contractors (collectively, the "Tenant's Group"), harmless from and against any and all Claims arising out of or in connection with Landlord's use, ownership or management of the Building or Project, including without limitation: (i) any default by Landlord in the observance or performance of any of the terms, covenants or conditions of this Lease on Landlord's part to be observed or performed; (ii) the use or occupancy of the Building or the Project by Landlord or any of Landlord's Employees; (iii) the condition of the Building or the Project, to the extent that maintenance or repair of such condition is the responsibility of Landlord hereunder; or (iv) any acts, omissions or negligence of Landlord or Landlord's Employees in, on or about the Building or the Project, either prior to, during, or after the expiration of the Term. Notwithstanding the foregoing, the terms of the indemnification agreement contained in this Paragraph 14.2 shall not apply to the negligence or willful misconduct of Tenant, Tenant's Employees or the Tenant's Group, or to claims to the extent such claims are covered by insurance carried (or required to be carried) by Tenant pursuant to the terms of this Lease. Should

Tenant be named as a defendant in any suit involving a Claim for which Landlord is obligated to defend Tenant under this Paragraph 14.2, Landlord shall pay to Tenant Tenant's costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. The provisions of this Paragraph 12.2 shall survive the expiration or sooner termination of this Lease.

     14.3 Tenant's Insurance.  Tenant shall have the following insurance
          ------------------
obligations:

          (a) Tenant shall obtain at its sole cost and expense and keep in full force a policy of Combined Single Limit Bodily Injury and Property Damage Insurance protecting Landlord and Tenant and Landlord's managing agent and any lessors and mortgagees (whose names shall have been furnished to Tenant) against any liability arising out of Tenant's or Tenant's Employees' use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be primary for any such risk and shall be in an amount not less than Two Million Dollars ($2,000,000.00) per occurrence. The policy shall contain cross-liability endorsements, and shall insure performance by Tenant of the foregoing indemnity provision of the Lease. The policy shall provide for notice of renewal to Landlord not less than thirty (30) days prior to expiration, and shall provide for notice to Landlord of cancellation thirty (30) days prior to said cancellation. The limits of said insurance shall not, however, limit the liability of Tenant under Paragraph 14.1 above. Notwithstanding the foregoing, Tenant shall have the right to self-insure against the liability to be covered by the policy referenced in this Paragraph 14.3(a), so long as Tenant maintains a net worth of at least One Hundred Twenty-Five Million Dollars ($125,000,000.00), as shown on Tenant's annual report to its shareholders and Tenant's Form 10Q statement filed quarterly with the Securities and Exchange Commission;

          (b) Tenant shall maintain, at Tenant's sole cost and expense, on all Tenant's Personal Property, the Tenant Improvements and Tenant's Extra Improvements, a policy of All Risk insurance inclusive of standard fire and extended coverage insurance, naming Landlord and Tenant as their interests may appear, with vandalism and malicious mischief endorsements, to the extent of one hundred percent (100%) of the full replacement value (as Landlord and Tenant may reasonably determine from time to time) of Tenant's Personal Property, the Tenant Improvements and Tenant's Extra Improvements. Landlord shall not be required to carry insurance of any kind on Tenant's Personal Property, the Tenant Improvements or Tenant's Extra Improvements, and Landlord shall not be obligated to repair any damage thereto or replace the same. Notwithstanding the foregoing, Tenant shall have the right to self-insure Tenant's Personal Property, the Tenant Improvements and the Tenant's Extra Improvements, so long as Tenant maintains a net worth of at least One Hundred Twenty-Five Million Dollars ($125,000,000.00), as shown on Tenant's annual report to its shareholders and Tenant's Form 10Q statement filed quarterly with the Securities and Exchange Commission. The right of Tenant to self-insure set forth herein shall be personal to the original Tenant named herein and may not be assigned or exercised by any assignee or sublessee;

          (c) Tenant shall maintain Workers' Compensation and Employer's Liability insurance as required by law;

          (d) Tenant shall, at its sole cost and expense, maintain any other types and amounts of insurance as Landlord, its mortgagees, or the trust deed beneficiaries of Landlord or the ground or underlying lessors of the Land and/or the Building may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Landlord of a Comparable Building would require; and

          (e) Tenant shall provide Landlord, prior to the date on which Landlord delivers possession of the Premises (or any portion thereof) to Tenant and thereafter as Landlord may reasonably request, certificates issued by the insurance company which is providing coverage, evidencing compliance with the above insurance requirements.

     14.4 Landlord's Insurance.
          --------------------

          (a) From and after the date hereof until expiration of the Term, Landlord shall maintain Commercial General Liability Insurance or the equivalent against claims of bodily injury, personal injury or property damage arising out of Landlord's operations, assumed liabilities, contractual liabilities, or use of the Building, Common Areas, and Project and the Parking Facilities (as defined in Section 31.1 below) located on the Project. Such coverages shall be in such amounts, from such companies, and on such terms and conditions, as Landlord may from time to time reasonably determine; provided, however, that the coverage amounts (including deductible amounts) carried by Landlord in connection with the Building, shall, at a minimum, be comparable to the coverage and amount of insurance carried by the landlords of Comparable Buildings. The minimum limits of policies of insurance required of Landlord under this Lease shall in no event limit the liability of Landlord under this Lease, except as otherwise provided in this Lease. At no additional cost to Tenant, Tenant and its designated affiliates will be named as additional insureds on any and all policies of liability insurance obtained with respect to the Building, the Common Areas and the Parking Facilities.

          (b) Landlord shall have the right to maintain loss of rent insurance in such amounts as will reimburse Landlord for any Rent which is to be abated hereunder or otherwise commonly insured against by prudent landlords of Comparable Buildings.

     14.5 Insurance Policy Requirements.  Each policy of insurance which either
          -----------------------------
party is required to carry hereunder shall be issued by an insurance company having a rating of not less than A-VII in Best's Insurance Guide or which is otherwise reasonably acceptable to the parties and, if required by applicable law, licensed to do business in the State of California. To the extent that Landlord or Tenant is named as an additional insured on any such policy, the policy shall provide that it cannot be cancelled without thirty (30) days' notice to said additional insured. Either party shall have the right to examine any insurance policy and/or certificates thereof maintained by the other party hereunder at the Building's management office (with respect to those maintained by Landlord) or the Premises (with respect to those maintained by Tenant) upon at least five (5) business days prior notice to the Building's management office or the Premises, as applicable. In the event that any of the policies of insurance carried under this Paragraph shall be cancelled by the provider thereof, the primary insured shall forward a copy of the cancellation notice to the other party within two (2) business days of the primary insured's receipt of such notice, and the primary insured shall thereafter immediately obtain substitute insurance.

     14.6 Assumption of Risk.  Tenant, as a material part of the consideration
          ------------------
to Landlord, hereby assumes all risk of damage to Tenant's Personal Property or injury to persons in and upon the Premises or the Building from any cause (except for damage or injury caused by the gross negligence or willful misconduct of Landlord) and Tenant hereby waives all such claims against Landlord. Landlord and Landlord's Employees shall not be liable for any damage to any of Tenant's Personal Property entrusted to Landlord or Landlord's Employees, nor for loss or damage to any of Tenant's Personal Property by theft, water leakage or otherwise. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building. Landlord hereby assumes all risk of damage to the Base Building from any cause (except for damage or injury caused by the gross negligence or willful misconduct of Tenant) and Landlord hereby waives all such claims against Tenant.

     14.7 Allocation of Insured Risks/Subrogation.  Landlord and Tenant release
          ---------------------------------------
each other from any claims and demands of whatever nature for damage, loss or injury to the Premises or the Building, or to the other's property in, on or about the Premises or the Building, that are caused by or result from risks or perils insured against under any insurance policies required by the Lease to be carried by Landlord and/or Tenant and in force at the time of any such damage, loss or injury. Landlord and Tenant shall cause each insurance policy obtained by them or either of them to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by any policy and shall provide each other with evidence of such appropriate endorsements. Neither Landlord nor Tenant shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by the Lease.

15.  DAMAGE OR DESTRUCTION.

     15.1 Loss Covered By Insurance.  If, at any time prior to the expiration
          -------------------------
earlier termination of the Lease, the Premises or the Building or the Project are wholly or partially damaged or destroyed by a casualty, which casualty renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of it's business, and the cost of restoring the damage or destruction does not exceed $500,000 above the aggregate insurance proceeds available to Landlord, then:

          (a) If all repairs to such Premises or Building or Project can, in the judgment of a contractor mutually acceptable to Landlord and Tenant, be completed within eighteen (18) months following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord shall, at Landlord's expense, repair the same (including the Common Areas), and shall return the Premises to Tenant in a condition at least equal to that originally delivered by Landlord to Tenant hereunder (i.e. Landlord shall repair and deliver the Base Building to Tenant but shall not be responsible to repair or rebuild the Tenant Improvements or any other improvements shown on the final working drawings submitted by Tenant to Landlord pursuant to the Construction Agreement attached hereto as Exhibit "D"), and this Lease shall remain in full force and effect and a proportionate reduction of Base Rent shall be allowed Tenant for such portion of the Premises as shall be rendered inaccessible to or unusable by Tenant during the period of time that such portion is inaccessible or unusable; provided, however, that if the Premises are damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business therefrom, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result of the subject damage. There shall be no proportionate reduction of Base Rent by reason of less than fifty percent (50%) of the Premises being unusable or inaccessible for a period equal to five (5) consecutive business days or less.

          (b) If all such repairs cannot, as certified by a contractor mutually acceptable to Landlord and Tenant, be completed within eighteen (18) months following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord may, at Landlord's sole and absolute option, upon written notice to Tenant given within thirty (30) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair such damage or destruction at Landlord's expense, and in such event, this Lease shall continue in full force and effect but the Base Rent shall be proportionately reduced as hereinabove provided in Paragraph 15.1(a) above. If Landlord does not elect to make such repairs, then either party may, upon written notice to the other, terminate this Lease. At any time, from time to time, after the date occurring thirty (30) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within twelve (12) business days.

          (c) If any repairs which Landlord elects or is required to make under this Paragraph 15.1 have not been completed within eighteen (18) months (subject to extension for the events described in Paragraph 29 below), then Tenant may terminate this Lease upon thirty (30) days' written notice to Landlord; provided, however, that if such repairs are completed and (with respect to repairs to the Premises) delivered to Tenant by the end of said thirty (30) day period, the termination shall have no effect and this Lease shall continue in full force.

     15.2 Loss Not Covered By Insurance.  If, at any time prior to the
          -----------------------------
expiration or earlier termination of this Lease, the Premises or the Building or the Project are totally or partially damaged or destroyed by a casualty, and the dollar amount of the loss to Landlord which is not fully covered by insurance maintained by Landlord or for Landlord's benefit is greater than or equal to Five Hundred Thousand Dollars ($500,000.00), which casualty renders the Premises inaccessible or unusable to Tenant in the ordinary course of its business, Landlord may, at Landlord's option, upon written notice to Tenant within thirty
(30) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair or restore such damage or destruction, or Landlord may elect to terminate this Lease. If Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect but the Base Rent shall be proportionately reduced as provided in Paragraph 15.1(a) above. If Landlord does not elect by notice to Tenant to repair such damage, or if the damage cannot, as certified by a contractor mutually acceptable to Landlord and Tenant, be completed within eighteen (18) months following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, then either party may, upon written notice to the other, terminate this Lease; provided, however, that if Landlord elects to terminate the Lease because the dollar amount of the loss to Landlord which is not fully covered by said insurance exceeds Five Hundred Thousand Dollars ($500,000.00), then Tenant may prevent such termination by agreeing, within thirty (30) days after Landlord's delivery of its termination notice, to pay (in advance of repairs) the amount of such loss which exceeds Five Hundred Thousand Dollars ($500,000.00). If any repairs which Landlord elects or is required to make under this Paragraph 15.2 have not been completed within eighteen (18) months (subject to extension for the events described in Paragraph 29 below), then Tenant may terminate this Lease upon thirty (30) days' written notice to Landlord; provided, however, that if such repairs are completed and (with respect to repairs to the Premises) delivered to Tenant by the end of said thirty (30) day period, the termination shall have no effect and this Lease shall continue in full force.

     15.3 Loss Caused by Tenant or Tenant's Employees.  If the Premises or the
          -------------------------------------------
Building or the Project are wholly or partially damaged or destroyed as a result of the willful misconduct or negligence of Tenant or Tenant's Employees, and Landlord elects to undertake to repair or restore all such damage or destruction, then (a) this Lease shall continue in full force and effect without any abatement or reduction in Base Rent or other payments owed by Tenant (except to the extent Landlord receives proceeds of loss of rent insurance), and (b) with respect to insured damage, Tenant shall be responsible for the payment of the deductible and that portion not covered by insurance.

     15.4 Destruction During Final 18 Months.  In the event that the Premises,
          ----------------------------------
the Building or the Project is destroyed or damaged to any substantial extent during the last eighteen (18) months of the Lease Term, and Tenant has not previously or within sixty (60) days after the date of the casualty exercised an available option to extend the Lease Term pursuant to Paragraph 34 of this Lease, then notwithstanding anything contained in this Paragraph 15, either Landlord or Tenant shall have the option to terminate this Lease by giving written notice to the other party of the exercise of such option within sixty
(60) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Tenant shall pay the Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     15.5 Destruction of Tenant's Personal Property, Tenant Improvements or
          -----------------------------------------------------------------
Tenant's Extra Improvements.  In the event of any damage to or destruction of
---------------------------
the Premises or the Building or the Project, under no circumstances shall Landlord be required to repair any injury, or damage to, or make any repairs to or replacements of, Tenant's Personal Property, the Tenant Improvements, or Tenant's Extra Improvements. Landlord shall have no responsibility for any property placed or kept in or on the Premises or the building or the Project by Tenant or Tenant's Employees.

     15.6 Exclusive Remedy.  This Paragraph 15 shall be Tenant's sole and
          ----------------
exclusive remedy in the event of damage or destruction to the Premises or the Building or the Project, and Tenant, as a material inducement to Landlord to enter into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932 and 1933. No damages, compensation or claim shall be payable by Landlord for any inconvenience, interruption or cessation of Tenant's business, or for any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Building or the Project.

16.  EMINENT DOMAIN.

     16.1 Permanent Taking - When Lease Can Be Terminated.  If the whole of the
          -----------------------------------------------
Premises, or so much of the Premises as to render the balance unusable by Tenant, shall be taken under the power of eminent domain, or if any such taking substantially impairs access to the Premises, then (a) in the case of total taking, the Lease shall automatically terminate as of the date of final judgment in such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier, and (b) in the case of partial taking, Tenant shall have he option to terminate this Lease upon one hundred eighty (180) days' notice, provided such notice is given no later than thirty days after the date of such taking. A sale by Landlord under threat of condemnation shall constitute a "taking" for the purpose of this Paragraph 16. Landlord shall be entitled to the entire award or payment in connection with the taking of the Building and the leasehold estate, except that (i) Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's Personal Property, for interruption of or damage to Tenant's business, or for Tenant's unamortized cost of the Tenant Improvements paid for by Tenant, so long as such claim is separately payable to Tenant, and (ii) Tenant shall be entitled to receive fifty percent (50%) of the "Bonus Value" of the leasehold estate in connection with this Lease, which Bonus Value shall be equal to the sum paid by the condemning authority as the award for compensation for taking the leasehold created by this Lease. All Rent shall be apportioned as of the date of such termination, or the date of such taking, as appropriate. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.

     16.2 Permanent Taking - When Lease Cannot Be Terminated.  In the event of a
          --------------------------------------------------
partial taking which does not result in a termination of the Lease, Base Rent shall be proportionately reduced based on the portion of the Premises rendered unusable, and Landlord shall restore the Premises or the Building to the extent of available condemnation proceeds.

     16.3 Temporary Taking.  No temporary taking of the Premises or any part of
          ----------------
the Premises and/or of Tenant's rights to the Premises or under this Lease shall terminate this Lease or give Tenant any right to any abatement of any payments owed to Landlord pursuant to this Lease; any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant.

     16.4 Exclusive Remedy.  This Paragraph 16 shall be Tenant's sole and
          ----------------
exclusive remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Civil Procedure Code Section 1265.130.

     16.5 Release Upon Termination.  Upon termination of the Lease pursuant to
          ------------------------
this Paragraph 16, Tenant and Landlord hereby agree to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

17.  DEFAULTS.

     17.1 Default by Tenant.  Each of the following shall be an "Event of
          -----------------
Default" by Tenant and a material breach of the Lease:

          (a) Tenant shall fail to make any payment owed by Tenant under the Lease, as and when due, and where such failure is not cured within five (5) business days after written notice to Tenant. Such five (5) business day notice shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure.

          (b) Tenant shall fail to observe, keep or perform any of the terms, covenants, agreements or conditions under the Lease that Tenant is obligated to observe or perform, other than that described in Paragraph 17.1(a) above, for a period of thirty (30) days after notice to Tenant of said failure; provided however, that if the nature of Tenant's default is such that more than thirty
(30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default under the Lease if Tenant shall commence the cure of such default so specified within said thirty (30) day period and diligently prosecutes the same to completion. Such thirty (30) day notice shall be in lieu of, and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure.

     17.2 Default by Landlord.  Landlord shall not be in default in the
          -------------------
performance of any obligation required to be performed under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days is required for its performance, Landlord shall not be deemed in default if Landlord shall commence such performance within thirty (30) days and thereafter diligently pursues the same to completion. Tenant shall have no rights as a result of any default by Landlord until Tenant gives thirty (30) days written notice to any person who has a recorded interest pertaining to the Building, specifying the nature of Landlord's default. Such person shall then have the right to cure such default, and Landlord shall not be deemed in default if such person cures such default within thirty (30) days after receipt of notice of the default, or within such longer period of time as may reasonably be necessary to cure the default. If Landlord or such person does not cure the default, Tenant may exercise such rights or remedies or shall be provided or permitted by law to recover any damages proximately caused by such default. Notwithstanding anything to the contrary in the Lease, Landlord's liability to Tenant for damages resulting from Landlord's breach of any provision or provisions of the Lease shall not exceed the value of Landlord's equity interest in the Project. Neither Landlord nor Landlord's Employees shall have any personal liability for any matter in connection with this Lease or its obligation as Landlord of the Premises. Tenant shall not institute, seek or enforce any personal or deficiency judgment against Landlord or Landlord's Employees, and none of their property shall be available to satisfy any judgment hereunder. Except as specifically set froth in this Lease, Tenant hereby waives and relinquishes any right which Tenant may have to terminate this Lease or withhold any payment owed by Tenant under the Lease, on account of any damage, condemnation, destruction or state of disrepair of the Premises (including, without limiting the generality of the foregoing, those rights under California Civil Code Sections 1932, 1933, 1941, 1941.1 and 1942).

18.  LANDLORD'S REMEDIES AND RIGHTS.

     18.1 Termination of Lease.  Upon an Event of Default by Tenant, the
          --------------------
Landlord shall have the right, in addition to all other rights available to Landlord under this Lease or now or later permitted at law or in equity, to terminate this Lease by providing Tenant with a notice of termination. Upon termination, Landlord may recover any damages proximately caused by Tenant's failure to perform under the Lease, or which are likely in the ordinary course of business to be incurred, including any amount expended or to be expended by Landlord in and effort to mitigate damages, as well as any other damages to which Landlord is entitled to recover under any statute now or later in effect. Landlord's damages include the worth, at the time of any award, of the amount by which the unpaid Rent for the balance of the Term after the time of the award exceeds the amount of the rental loss that the Tenant proves could be reasonably avoided. The worth at the time of award shall be determined by discounting such amount at one percent (1%) more than the discount rate of the Federal Reserve Bank in San Francisco in effect at the time of the award. Other damages to which Landlord is entitled shall earn interest at the Interest Rate. Without limiting the generality of the foregoing, Landlord shall have all of the remedies available under California Civil Code Section 1951.2.

     18.2 Right of Re-Entry.  Except as prohibited by California law, upon an
          -----------------
Event of Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and Tenant's Personal Property from the Premises, such property being removed and stored in a public warehouse or elsewhere at Tenant's sole cost and expense. No removal by Landlord of any persons or property in the Premises shall constitute an election to terminate this Lease. Such an election to terminate may only be made by Landlord in writing, or decreed by a court of competent jurisdiction. Landlord's right of entry shall include the right to remodel the Premises and re-let the Premises. All costs incurred in such re-entry and re-letting shall be paid solely by Tenant. Rents collected by Landlord from any other tenant which occupies the Premises shall be offset against the amounts owed to Landlord by Tenant. Tenant shall be responsible for any amounts not recovered by Landlord from any other tenant. Any payments made by Tenant shall be credited to the amounts owed by Tenant in the sole order and discretion of Landlord, irrespective of any designation or request by Tenant. No re-entry by Landlord shall prevent Landlord from later terminating the Lease by written notice.

     18.3 Waiver of Redemption.  Tenant hereby waives, for itself and all
          --------------------
persons claiming by, under, and through Tenant, all rights and privileges which it might have under any present or future law to redeem the Premises or to continue the Lease after being dispossessed or ejected from the Premises.

     18.4 Right to Perform.  If Tenant is in default, beyond the expiration of
          ----------------
any applicable cure period, of any covenant, condition or agreement to be performed by Tenant under the Lease, Landlord may perform such covenant or condition at its sole option, after an additional notice to Tenant. All costs incurred by Landlord in so performing shall immediately be reimbursed to Landlord by Tenant, together with interest at the Interest Rate computed from the due date. Any performance by Landlord of Tenant's obligations shall not waive or cure such default. Landlord may perform Tenant's defaulted obligations at Tenant's sole cost and expense without notice in the case of any emergency. All reasonable out of pocket costs and expenses incurred by Landlord, including reasonable attorneys' fees (whether or not legal proceedings are instituted), in collecting Rent or enforcing the obligations of Tenant under the Lease shall be paid by Tenant to Landlord upon demand.

     18.5 Civil Code ' 1951.4 Remedy.  Landlord has the remedy described in
          --------------------------
California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations).

     18.6 Remedies Not Exclusive.  The rights and remedies of Landlord set forth
          ----------------------
herein are not exclusive, and Landlord may exercise any other right or remedy available to it under this Lease, at law or in equity.

19.  ATTORNEYS' FEES.

     If either Landlord or Tenant commences or engages in, or threatens to commence or engage in, any action or litigation or arbitration against the other party arising out of or in connection with the Lease, the Premises, the Building or the Project, including but not limited to, any action for recovery of any payment owed by either party under the Lease, or to recover possession of the Premises, or for damages for breach of the Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with and preparation for such action.

20.  SUBORDINATION.

     20.1 Subordination of Lease.  The Lease and the rights granted to Tenant by
          ----------------------
the Lease are and shall be subject and subordinate at all times to: (a) all ground or underlying leases affecting all or any part of the Project as of the date of this Lease, and all amendments, renewals, modifications, supplements and extensions of such leases, and (b) all deeds of trust or mortgages affecting or encumbering all or any part of the Project and/or any ground or underlying leasehold estate as of the date of this Lease; provided however, that if Landlord elects at any time to have Tenant's interest in the Lease be or become superior, senior or prior to any such instrument, then upon receipt by Tenant of written notice of such election, Tenant shall within ten (10) business days after Landlord's request, execute all necessary subordination instruments or other documents confirming the subordination of such mortgage, deed of trust, ground or underlying lease to the Lease. Tenant agrees, upon request, to subordinate Tenant's leasehold interest and estate in this Lease to the interest of the mortgagee, beneficiary or ground lessor under any mortgage, deed of trust or ground lease which may become a lien against the Premises, the Building or the Project, provided that the trustee, beneficiary or ground lessor executes and delivers to Tenant a recordable Subordination, Non-Disturbance and Attornment Agreement in the form substantially as attached hereto in Exhibit "I".

     20.2 Attornment by Tenant.  In the event of the cancellation or termination
          --------------------
of any or all ground or underlying leases affecting all or any part of the Project in accordance with its terms or by the surrender thereof, whether voluntary, involuntary or by operation of law, or by summary proceedings, or in the event of any foreclosure of any or all mortgages or deeds of trust encumbering the Project by trustee's sale, voluntary agreement, deed in lieu of foreclosure, or by the commencement of any judicial action seeking foreclosure, Tenant, at the request of the then Landlord under the Lease, shall attorn to and recognize: (a) the ground or underlying lessor, under the ground or underlying lease being terminated or cancelled, or (b) the beneficiary or purchaser at the foreclosure sale, as Tenant's Landlord under the Lease, and Tenant agrees to execute and deliver at any time upon request of such ground or underlying lessor, beneficiary, purchaser, or their successors, any instrument to further evidence such attornment. Tenant hereby waives its right, if any, to elect to terminate the Lease or to surrender possession of the Premises in the event of any such ground or underlying lease cancellation or termination or mortgage or deed of trust foreclosure.

     20.3 Existing Mortgage.  If, as of the date of execution of this Lease,
          -----------------
there is any mortgage, deed of trust, ground lease or other similar encumbrance affecting the Premises, Landlord agrees to obtain from the mortgagee, beneficiary or ground lessor and deliver to Tenant a recordable Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit "I".

21.  RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the Building rules and regulations (the "Rules"), a copy of which is attached to this Lease as Exhibit "F", and all reasonable modifications and additions to the Rules from time to time put into effect by Landlord. Landlord agrees that the Rules and Regulations shall not be changed or revised or enforced in any discriminatory or unreasonable manner by Landlord, nor enforced or changed by Landlord in such a way as to interfere with the purposes permitted under Paragraph 6.1 above. In the event any other tenant or occupant of the Project fails to comply with the Rules and Regulations, and such noncompliance unreasonably interferes with Tenant's use of the Premises, Landlord shall use reasonable efforts to make such other tenants and/or occupants comply with the Rules and Regulations.

22.  HOLDING OVER.

     22.1 Surrender of Possession.  Tenant shall surrender possession of the
          -----------------------
Premises immediately upon the expiration or earlier termination of the Lease.
If Tenant shall continue to occupy or possess the Premises after such expiration or termination without the consent of Landlord, then Tenant shall be a tenant at will, but if Landlord has consented to such holdover in writing, Tenant shall be a tenant from month-to-month. All the terms, provisions and conditions of the Lease shall apply to the month-to-month tenancy except those terms, provisions and conditions pertaining to the Term, and except that the Base Rent shall be immediately adjusted upward upon the expiration or earlier termination of the Lease to equal the greater of (a) the then prevailing monthly rental rate for similar commercial space, as determined by Landlord, or (b) one hundred twenty-five percent (125%) of the Base Rent for the Premises in effect under this Lease on the day immediately prior to the date of the expiration or earlier termination of the Lease. The month-to-month tenancy may be terminated by Landlord or Tenant upon thirty (30) days prior notice to the nonterminating party. In the event that Tenant fails to surrender the Premises upon such expiration or earlier termination, then Tenant shall indemnify and hold Landlord harmless against all losses or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to or damages incurred due to the loss of any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related attorneys' fees and brokerage commissions, provided that Landlord notifies Tenant of such tenant or prospective tenant.

     22.2 Payment of Money After Termination.  No payment of money by Tenant to
          ----------------------------------
Landlord after the termination of the Lease by Landlord, or after the giving of any notice of termination to Tenant by Landlord which Landlord is entitled to give Tenant under the Lease, shall reinstate, continue or extend the Term of the Lease or shall affect any such notice given to Tenant prior to the payment of such money, it being agreed that after the service of such notice or the commencement of any suit by Landlord to obtain possession of the Premises, Landlord may receive and collect when due any and all payments owed by Tenant under the Lease, and otherwise exercise its rights and remedies. The making of any such payments by Tenant shall not waive such notice, or in any manner affect any pending suit or judgment obtained.

23.  INSPECTIONS AND ACCESS.

     Landlord may enter the Premises at all reasonable hours upon reasonable notice to Tenant and in compliance with all other terms of this Lease, in order to: (i) inspect the Premises; (ii) show the Premises to prospective purchasers, mortgagees, or tenants, ground or underlying lessors, or during the last twelve
(12) months of the initial Lease Term (or Option Term, as applicable) to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Paragraph 23, Landlord may enter the Premises at any time to: (a) perform services required of Landlord; (b) take possession due to any breach of this Lease in the manner provided herein; and (c) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent (except as otherwise provided herein) and may take such reasonable steps as required to accomplish the stated purposes.
If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such entry by Landlord is necessary or permitted under the Lease, Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's Personal Property, and without affecting the Lease.

24.  NAME OF BUILDING AND PROJECT.

     Except as permitted in connection with Tenant's signage rights pursuant to Paragraph 40 below, if Tenant uses any name, insignia, or logotype of the Building or the Project for any purpose or uses any picture of the Building or the Project in its advertising, stationery or any other manner, Tenant shall also specify therein that the Building is located in the City of Commerce. Landlord expressly reserves the right, in Landlord's sole and absolute discretion, at any time to change the name, insignia, logotype, or street address of the Building or the Project without in any manner being liable to Tenant. Nothing in this Paragraph 24 shall give Landlord the right to remove or alter or signs except to the extent authorized by Paragraph 40 below.

25.  SURRENDER OF LEASE.

     The voluntary or other surrender of the Lease by Tenant, or a mutual cancellation of the Lease, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.

26.  WAIVER.

     The waiver by Landlord or Tenant of any term, covenant, agreement or condition contained in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant, agreement, condition or provision of this Lease, nor shall any custom or practice which may develop between the parties in the administration of the Lease be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with all of the terms, covenants, agreements, conditions, and provisions of the Lease. The subsequent acceptance by Landlord of any payment owed by Tenant to Landlord under the Lease, or the payment of Rent by Tenant, shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, agreement, condition or provision of the Lease, other than the failure of Tenant to make the specific payment so accepted by Landlord, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of the making or acceptance of such payment.

27.  SALE BY LANDLORD.

     In the event Landlord shall sell, assign, convey or transfer all or a part of its interest in the Project or any part of the Project, Tenant agrees to attorn to such transferee, assignee or new owner, and upon consummation of such sale, conveyance or transfer, provided and to the extent that the transferee has agreed to assume liability, Landlord shall automatically be freed and relieved from all liability and obligations accruing or to be performed from and after the date of such sale, transfer, or conveyance. In the event of such sale, assignment, transfer or conveyance, Landlord shall transfer to such transferee, assignee or new owner of the Project the balance of the Security Deposit, if any, remaining after lawful deductions and in accordance with California Civil Code Section 1950.7, after notice to Tenant, and Landlord shall thereupon be relieved of all liability with respect to the Security Deposit.

28.  NO LIGHT AND AIR EASEMENT.

     Any diminution or shutting off of light or air by any structure which may be erected on lands adjacent to or in the vicinity of the Project shall not affect the Lease, abate any payment owed by Tenant under the Lease or otherwise impose any liability on Landlord.

29.  FORCE MAJEURE.

     Except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, the parties hereto shall not be chargeable with, liable for, or responsible to the other party for anything or in any amount for any failure to perform or delay caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, limitations or interference of governmental authorities or agents; war; invasion; insurrection; rebellion; riots; strikes or lockouts; inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause which is beyond the reasonable control of such party; and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of the Lease by such party. Notwithstanding the foregoing, this Paragraph 29 shall not extend any time period set forth in Paragraphs 3.7, 11 or 15.1 above.

30.  ESTOPPEL CERTIFICATES.

     Tenant shall, at any time and from time to time upon request of Landlord, within thirty (30) days following notice of such request from Landlord, execute, acknowledge and deliver to Landlord in recordable form, a certificate (the "Estoppel Certificate") in writing in the form of the attached Exhibit "J" or in such other form as Landlord or any of its lenders, prospective purchasers, lienholders or assignees may deem reasonably appropriate. Failure by Tenant to deliver the Estoppel Certificate within this ten (10) day period shall be deemed to conclusively establish that this Lease is in full force and effect and has not been modified except as may be represented by Landlord. Tenant's failure to deliver the Estoppel Certificate within ten (10) business days after notice from Landlord that the same is due shall, at the option of Landlord, constitute an Event of Default. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same period of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender of Landlord.

31.  PARKING FACILITIES.

     31.1 Parking Attributable to the Building.  Landlord shall maintain and
          ------------------------------------
operate, or cause to be maintained and operated, automobile parking facilities (the "Parking Facilities") in, adjacent to or within a reasonable distance from the Building. Tenant's privileges during such time with respect to the Parking Facilities shall be in accordance with the provisions of the attached Exhibit "K". Tenant shall not be required to pay a parking charge in connection with the use of such parking spaces. One third (a) of the parking spaces to be provided to Tenant hereunder shall be located as shown on Exhibit "L". Ten (10) of the remaining spaces shall be located immediately adjacent to the eastern entrance to the Building as shown on said Exhibit "L" and shall, at Tenant's option, be designated for the use of Tenant's visitors or employees.

     31.2 Parking Attributable to Expansion Space.  With respect to any space in
          ---------------------------------------
the Project, other than in the Building, leased by Tenant pursuant to any option or right of first refusal contained herein, or otherwise leased by Tenant (collectively, the "Expansion Space"), Landlord shall provide Tenant, at no additional charge and throughout the Term of the lease of said Expansion Space, with the use of unreserved parking spaces in the Parking Facilities at the rate of four (4) spaces for each one thousand (1,000) square feet of Rentable Area contained within the Expansion Space.

32.  SECURITY SERVICES.

     32.1 Landlord's Right to Furnish Security Services.  Landlord shall
          ---------------------------------------------
provide, throughout the Term of this Lease, at least one (1) roving security guard patrolling the Project twenty-four (24) hours a day, seven (7) days a week. The cost thereof shall be included as an Operating Expense hereunder. Landlord may furnish additional security services for the Premises and/or the Building and/or the Project as it deems appropriate in its sole and absolute discretion. In the event Landlord does furnish or contract to furnish any such security services, Tenant shall nevertheless have sole responsibility for the protection of itself, Tenant's Employees and all property of Tenant and Tenant's Employees located in, on or about the Premises, the Building or the Project, and the provisions of Paragraph 14.6 above shall nevertheless continue in full force and effect.

     32.2 Tenant's Right to Install Security System.  If Tenant wishes to
          -----------------------------------------
establish or install any automated and/or non-automated security system in, on or about the Premises, Tenant shall first notify Landlord of Tenant's plan for any such system, and Landlord shall have the right to review and approve or disapprove said plan in Landlord's reasonable discretion. If Landlord approves any such plan and Tenant establishes or installs any automated and/or non-automated security system in, on or about the Premises and should such system materially and adversely affect the Premises or the Project, or have a material and adverse effect on other tenants respectively, Landlord shall subsequently have the right to enter upon the Premises to review Tenant's security system from time to time and request Tenant to make changes which are reasonable under the circumstances in personnel and/or equipment. Tenant shall make said reasonably requested changes within a reasonable period of time thereafter.

33.  NOTICES.

     All notices, requests, consents, approvals, payments in connection with the Lease, or communications that either party desires or is required or permitted to give or make to the other party under the Lease shall only be deemed to have been given, made and delivered, when received, if personally served, or when mailed, if deposited in the United States mail, certified or registered mail, postage prepaid, and addressed to the parties as specified in Item 13 of the Lease Summary or to such other address or addresses as either Landlord or Tenant may from time to time designate to the other by written notice in accordance herewith.

34.  OPTIONS TO EXTEND LEASE TERM.

     34.1 Options to Extend.  Landlord hereby grants Tenant options ("Options")
          -----------------
to further extend the term of the Lease for three (3) additional five-year periods commencing on the fifteenth (15th), twentieth (20th) and twenty-fifth
(25th) anniversaries of the Commencement Date ("Option Periods"). All of the terms and provisions of the Lease shall apply to Tenant's use and occupancy of the Premises during the Option Periods, except that the Base Rent during the Option Periods shall be as set forth in Paragraph 34.2 below. Tenant may exercise an Option only by written notice to Landlord delivered not less than nine (9) months and not more than twelve (12) months prior to the commencement of the corresponding Option Period. Within ten (10) business days after Tenant's request therefor (but not sooner than the first day on which Tenant may exercise any Option), Landlord and Tenant shall each disclose to the other their respective good faith estimates of the amount of Base Rent which, pursuant to Paragraph 34.2 below, would be charged to Tenant during the Option Period in question. If the term of this Lease is not extended for any Option Period, then Tenant shall have no right to exercise any subsequent Option or to occupy the Premises during any subsequent Option Period. Tenant may not exercise any Option at any time in which Tenant is in default under the Lease.

     34.2 Base Rent During Option Periods.  The Base Rent during each Option
          -------------------------------
Period shall
equal the greater of (i) ninety-five percent (95%) of the average Base Rent at which Landlord offers to lease comparable office space within the Project to third parties at the time of Tenant's exercise of the corresponding Option, or
(ii) ninety-five percent (95%) of the current Base Rent. If no such comparable office space is being offered at the time of such exercise, then Landlord and Tenant shall use the average base rent then being offered to tenants by landlords of the Comparable Buildings (as defined in Paragraph 4.5(l) above). If it is necessary to examine comparable office buildings in order to determine base rent under this Paragraph 34.2 and the parties are unable to agree upon what constitutes "Comparable Buildings", then upon the request of either party, Base Rent for the Option Period in question shall be determined by "baseball" arbitration pursuant to Paragraph 34.3 below, provided that the Base Rent shall not be less than ninety-five percent (95%) of the Base Rent then being paid by Tenant to Landlord for the Premises. In any event, the determination of the average base rent being offered by Landlord or other landlords shall take into account, on a net present value basis, all economic lease concessions, improvement allowances, moving allowances, construction time, in-lieu brokerage commissions, free rent and all other concessions being offered by Landlord or such other landlords so that Tenant will receive all of the same benefits that a prospective tenant would receive.

     34.3 Determination of Base Rent by Arbitration.  If arbitration of the Base
          -----------------------------------------
Rent during any Option Period is requested pursuant to Paragraph 34.2 above, then Landlord and Tenant shall, within five (5) days after such request, agree upon one appraiser who shall, by profession, be a real estate broker or attorney, to determine the Base Rent. If Landlord and Tenant are unable to agree upon an appraiser, Landlord and Tenant shall each select one appraiser, who shall select a third appraiser, and the third appraiser alone shall decide the issue. Landlord and Tenant shall each pay one half of the appraiser's appraisal fee; if each party selects an appraiser who in turn selects a third appraiser, Landlord and Tenant shall each pay the entire fee of its own appraiser, and shall each pay one half of the fee of the third appraiser. All such appraisers shall have at least five (5) years experience in commercial real estate appraisal in the county in which the Premises are located. Within five
(5) days thereafter, Landlord and Tenant shall each give notice (the "Determination Notice") to the other and to the appraiser setting forth the submitting party's determination (based on the criteria specified in Paragraph
34.2 above) of the Base Rent for the Option Period. The arbitrator shall conduct such hearings and investigations as the arbitrator shall deem appropriate and shall, within thirty (30) days after having been appointed, choose on of the determinations set forth in either Landlord's or Tenant's Determination Notice, and that choice shall be final and binding on Landlord and Tenant. The arbitrator shall not have the power to add to, modify, or change any provision of this Lease. The arbitrator's role, and the scope of his or her decision, shall be limited to a determination of Base Rent as set forth herein.

35.  OPTIONS TO LEASE ADDITIONAL SPACE.

     35.1 Space in 400 Citadel Drive (Option A).  Landlord hereby grants Tenant
          -------------------------------------
the option ("Option A") to lease up to approximately seven thousand (7,000) contiguous rentable square feet on the ground floor of Building F of the Project, located at 400 Citadel Drive (the "Option A Space"). Option A may be exercised only by written notice from Tenant to Landlord delivered no later than June 1, 1998. Tenant shall designate the approximate number of square feet to be included in the Option A Space. The exact location and configuration of the Option A Space shall be mutually determined by Landlord and Tenant. Landlord shall deliver the Option A Space to Tenant within six (6) months after Tenant's exercise of Option A. Tenant shall accept the Option A Space in its "as is" condition as of the date on which Tenant exercises Option A; provided, however, that Option Space A and all Building Systems serving said space shall be in good condition and in good working order and in compliance with all applicable codes and laws as of the delivery date. Base Rent per rentable square foot of the Option A Space shall equal Base Rent for the Premises. Upon Landlord's delivery of the Option A Space to Tenant in the condition required herein, the Option A Space shall be deemed part of the Premises, and Tenant's use of the Option A Space shall be subject to all of the terms and conditions of this Lease (including without limitation rental adjustments made pursuant to Paragraph 4 above), except that Tenant shall not be entitled to any free or abated rent in connection with the Option A Space. Tenant's lease of the Option A Space shall terminate concurrently with the termination of its lease of the Premises hereunder.

     35.2 Space in 500 Citadel Drive (Option B).  Landlord hereby grants Tenant
          -------------------------------------
the option ("Option B") to lease up to approximately thirteen thousand five hundred (13,500) contiguous rentable square feet on the ground floor of Building D of the Project, located at 500 Citadel Drive (the "Option B Space"). Option B may be exercised only by written notice from Tenant to Landlord delivered no later than December 31, 1999. Tenant shall designate the approximate number of square feet to be included in the Option B Space. The exact location and configuration of the Option B Space shall be mutually determined by Landlord and Tenant. Landlord shall deliver the Option B Space to Tenant within six (6) months after Tenant's exercise of Option B. Tenant shall accept the Option B Space in its "as is" condition as of the date on which Tenant exercises Option B; provided, however, that Option Space B and all Building Systems serving said space shall be in good condition and in good working order and in compliance with all applicable codes and laws as of the delivery date. If Option B is exercised prior to January 1, 1999, Base Rent per rentable square foot of the Option B Space shall equal Base Rent for the Premises; if Option B is exercised after January 1, 1999, Base Rent per rentable square foot of the Option B Space shall equal Sixty-Three Cents ($0.63) per month. Upon Landlord's delivery of the Option B Space to Tenant in the conditions required herein, the Option A Space shall be deemed part of the Premises, and Tenant's use of the Option B Space shall be subject to all of the terms and conditions of this Lease (including without limitation rental adjustments made pursuant to Paragraph 4 above), except that Tenant shall not be entitled to any free or abated rent in connection with the Option B Space. Tenant's lease of the Option B Space shall terminate concurrently with the termination of its lease of the Premises hereunder.

36.  RIGHT OF FIRST REFUSAL TO LEASE ADDITIONAL SPACE.

     36.1 Right of First Refusal.  Subject to rights previously granted to
          ----------------------
existing tenants of the Project as described in Paragraph 36.4 below, Tenant shall have the continuing right of first refusal ("Right of First Refusal") during the Term of this Lease (including all Option Periods) to lease the following space (collectively, the "Right of First Refusal Space") at such times and on such economic conditions as Landlord offers the Right of First Refusal Space to third parties: (a) any additional office space within the Project that is contiguous to any portion of the Premises then leased by Tenant hereunder; and (b) any office space within the Project containing four thousand (4,000) or more contiguous square feet.

     36.2 Method of Offer and Exercise.  Prior to accepting any offer of, or
          ----------------------------
making any commitment to, any third party for the lease of any Right of First Refusal Space, Landlord shall offer to lease that space to Tenant on the same economic terms and conditions (that is, for the same Base Rent and with the same economic lease concessions, improvement allowances, moving allowances, free rent and all other similar concessions) as set forth in the third party offer or commitment. Tenant shall have seven (7) business days after Landlord's offer to exercise (by written notice to Landlord) Tenant's Right of First Refusal. If Tenant elects not to so exercise its Right of First Refusal, and thereafter (but prior to execution of the third party lease) the economic terms of the third party offer are changed in the tenant's favor by more than five percent (5%), then Landlord shall re-offer the Right of First Refusal Space to Tenant on such changed terms, and Tenant shall have three (3) business days to exercise (by written notice to Landlord) Tenant's Right of First Refusal.

     36.3 Effect of Exercise.  Upon Tenant's exercise of its Right of First
          ------------------
Refusal, it shall enter into an amendment of this Lease which shall provide that
(a) the Right of First Refusal Space shall be deemed part of the Premises, (b) the Base Rent and other economic provisions applicable to the Right of First Refusal Space shall be as set forth in this Lease, and (c) all other provisions of this Lease which do not conflict with said economic provisions shall apply to the Right of First Refusal Space.

     36.4 Superior Rights of Existing Tenants.  Notwithstanding the foregoing,
          -----------------------------------
Tenant acknowledges that it has previously granted rights of first refusal and/or first offer to other tenants of the Project on certain other office space within the Project, as follows: (a) State Compensation Insurance Fund has a right of first offer to any space on the first floor of Building F (400 Citadel Drive); (b) Le Roy Crandall & Associates also has a right of first offer to any space on the first floor of Building F (400 Citadel Drive), as well as a right of first offer on third floor space in Building D (500 Citadel Drive); (c) Barbosa, Garcia & Barnes has a right of first refusal on third floor space in Building D (500 Citadel Drive); and (d) Concept 7 has a right of first refusal on third floor space in Building D (500 Citadel Drive). Tenant's Right of First Refusal shall be subject to all such rights, and shall be further subject to the rights of any existing tenant of any Right of First Refusal Space to extend or renew its lease; the exercise of any such right, or the extension or renewal of any such lease, shall not be deemed a violation of Tenant's Right of First Refusal.

37.  FIRST RIGHT TO NEGOTIATE FOR PURCHASE OF BUILDING OR BUILDINGS.

     During the first ten (10) years of the Term of this Lease, Tenant shall have a one-time right to negotiate ("First Right to Negotiate") for the purchase of the Building on the terms set forth in this Paragraph 37. If, at any time prior to the expiration of said ten (10) year period, Landlord desires to sell either the Building separate from the remainder of the Project, or the office buildings contained in the Project (including the Building) separate from the retail and hotel buildings contained in the Project, then Landlord shall so notify Tenant in writing. During the ninety (90) day period following Landlord's delivery of said notice, Tenant shall have the exclusive right to negotiate with landlord for the purchase of the Building or office building component of the Project. Landlord agrees to negotiate in good faith with Tenant during said period. If Tenant purchases the Building or the office building component of the Project pursuant to this Paragraph 37, no real estate brokerage fee shall be payable by Landlord. Landlord's merger, affiliation or joint venture with one or more entities in connection with the ownership or operation of the Project or any portion thereof shall not be deemed a sale for the purpose of allowing Tenant to exercise its First Right to Negotiate hereunder. Furthermore, Tenant's First Right to Negotiate shall not apply to any sale by Landlord of the office component of the Project together with either or both the retail and/or hotel components of the Project.

38.  TENANT'S RIGHT TO TERMINATE THE LEASE.

     Subject to the terms and provisions of this Paragraph 38, Tenant shall have two (2) one-time rights to terminate this Lease. The first such right shall be exercised only by written notice delivered to Landlord no later than the fourth
(4th) anniversary of the Commencement Date, and said termination shall be effective at the end of the fifth (5th) year of the Term of this Lease. The second such right shall be exercised only by written notice delivered to Landlord no later than the ninth (9th) anniversary of the Commencement Date, and said termination shall be effective at the end of the tenth (10th) year of the Term of this Lease. In order for either such termination notice to be effective, Tenant must also deliver to Landlord, within fifteen (15) days after Tenant's delivery of the notice, a termination fee equal to the unamortized cost (without interest) of all leasing commissions paid by Landlord in connection with this Lease.

39.  TENANT'S RIGHT TO TERMINATE LEASE OF FULL FLOOR OR OPTION A SPACE.

     Subject to the terms and provisions of this Paragraph 39, Tenant shall have the one-time right to terminate its lease of either one full floor of the Building (or any other building) leased by Tenant hereunder, or to terminate its lease of the Option A Space, effective at the end of the fifth (5th) year of the Lease Term. Such notice shall be exercised by written notice to Landlord specifying the portion of the Premises which is subject to the termination, which notice must be delivered to Landlord not later than nine (9) months prior to said effective date. In order for such termination notice to be effective, Tenant must also deliver to Landlord, within fifteen (15) days after Tenant's delivery of the notice, a termination fee equal to the unamortized cost (without interest) of the pro-rata portion (attributable to the released portion of the Premises) of all leasing commissions paid by Landlord in connection with this Lease. If the termination notice pertains to the Option A Space, all of Tenant's signage rights relative to that space and the building in which that space is located shall terminate concurrent with the termination of the lease of the Option A Space.

40.  SIGNAGE.

     40.1 Building-Top Signage.  Tenant shall have the exclusive right, at its
          --------------------
sole cost and expense, to install up to four signs identifying Tenant (with the identical name at all times) on the parapet at the top of the exterior of the Building, or within ten feet of the top of the exterior wall of the Building. A maximum of one such sign may be located on each side of the Building.

     40.2 Monument Signage.  Subject to the existing rights of certain other
          ----------------
tenants of the Project as discussed below, Tenant shall have the right, at its sole cost and expense, to the exclusive use of the first tenant monument sign immediately adjacent to the main entry of the Project. Notwithstanding the foregoing, Tenant acknowledges that Barbosa, Garcia & Barnes, Consumer Credit Counselors of Los Angeles, Le Roy Crandall & Associates, Lee & Associates, State Compensation Insurance Fund, and Transportation Displays Incorporated ("TDI") all have the right to monument signage which are superior to the rights of Tenant granted hereby. Tenant further acknowledges that the monument sign which is to be used by Tenant hereunder is currently being used by TDI pursuant to its lease. Landlord shall use its best efforts to persuade TDI to relinquish its rights to use said monument, but Landlord makes no representation or warranty that TDI will agree to do so. If TDI refuses to relinquish its rights to said monument, Landlord will use its best efforts to provide Tenant with alternate monument signage on another of the existing monuments in the Project.
Landlord's inability to provide Tenant with the use of monument sign contemplated herein due to TDI's refusal to relinquish its rights to that monument sign shall not be deemed a default by Landlord and shall not entitle Tenant to any offset rights, rent abatement, termination rights or other compensation or remedies.

     40.3 Eyebrow Signage.  Tenant shall have the right, at its sole cost and
          ---------------
expense, to install one "eyebrow" sign on the exterior of the Building (or on the exterior of Building F (400 Citadel Drive) if Tenant exercises Option A), in a location mutually acceptable to Landlord and Tenant.

     40.4 Interior Signage.  Subject to Landlord's prior written approval, in
          ----------------
its sole discretion, and provided all signs are in keeping with the quality, design and style of the other buildings in the Project, Tenant, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobbies of the Premises, provided that such signs must not be visible from the exterior of the Building.

     40.5 Exterior Directional Signage.  Subject to Landlord's prior written
          ----------------------------
approval (which shall not be unreasonably withheld), Tenant shall have the right (at Tenant's expense) to cause Landlord to install reasonable directional signage (in amounts and at locations determined by the mutual agreement of Landlord and Tenant) at ground level in the Project indicating the location of the Premises.

     40.6 Landlord's Approval.  The graphics, materials, color, design,
          -------------------
lettering, lighting, size, specifications, manner of affixing, and location (collectively, the "Sign Specifications") of all signs to be installed by Tenant pursuant to this Paragraph 40 shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld if the Sign Specifications (a) are reasonably consistent with other exterior signs in the Project, (b) comply with law as required by Paragraph 40.7 below, and (c) are not prohibited under the Retail/Office Ground Lease affecting the portion of the Land upon which the Building is located. Any signs, insignias, notices, logos, pictures, names or advertisements which are installed and that have not been individually approved by Landlord in writing may be removed without notice by Landlord at the sole expense of Tenant. Except as specifically provided in this Paragraph 40, Tenant may not install any signs: on the exterior or roof of the Building; on the exterior, interior or roof of any other building in the Project; or in any of the common areas of the Project. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises are subject to the prior approval of Landlord, which approval shall not be unreasonably withheld.

     40.7 Compliance with Law.  No sign, insignia, notice, logo, picture, name
          -------------------
or advertisement shall be attached or affixed to the exterior of the Premises in violation of any law, ordinance, regulation, rule or requirement of any governmental entity having jurisdiction over the Premises.

     40.8 Maintenance and Repair of Exterior Signs.  Landlord shall have the
          ----------------------------------------
right to maintain all of Tenant's signs on the exterior of the Premises, and to pass the cost thereof to Tenant as an Operating Expense. At Landlord's option, Landlord may require Tenant, upon written notice to Tenant, to maintain, repair or replace any or all such signage as Landlord deems necessary, all at Tenant's expense.

     40.9 Removal of Signs.  Upon the termination of this Lease, Tenant shall
          ----------------
remove all signs and repair any damage caused by the installation, maintenance or removal of such signs. Furthermore, if Tenant exercises its right to relinquish the use of Option Space A, Tenant shall remove the eyebrow sign referenced in Paragraph 40.3 above and any other signs installed in Option Space A by or on behalf of Tenant, and shall repair any damage caused by the installation, maintenance or removal thereof. All such removal and repair shall be done at Tenant's sole expense.

     40.10  Transferability of Signage Rights.  The building-top, monument and
            ---------------------------------
directional signage rights granted to Tenant pursuant to Paragraphs 40.1, 40.2 and 40.5 above may be transferred by the originally named Tenant hereunder only to a transferee which concurrently takes an assignment or sublease from Tenant of at least one full floor of the Building (provided, however, that such rights may not be assigned to more than one transferree). The eyebrow signage rights granted to Tenant pursuant to Paragraph 40.3 above may be transferred by the originally named Tenant hereunder only to a transferee which concurrently takes an assignment or sublease from Tenant of either one hundred percent (100%) of the Option A Space (if that sign is installed on Building F) or one full floor of the Building (if that sign is installed on the Building); provided, however, that such rights may not be assigned to more than one transferree. The interior signage rights with respect to each floor of the Building granted to Tenant pursuant to Paragraph 40.4 above may be transferred by the originally named Tenant hereunder only to a transferee which concurrently takes an assignment or sublease from Tenant of one hundred percent (100%) of the corresponding floor. No transferee of any signage rights granted herein shall have the right to install a sign bearing a name which (a) relates to an entity which is of a character or reputation, or is associated with a political orientation or faction, which would be materially detrimental to or materially inconsistent with the quality, reputation or character of the Project, or (b) violates any exclusive use or exclusive signage rights of any other tenant of the Project, provided that Landlord notifies Tenant of any such exclusive rights prior to the request of Tenant (or any transferee hereunder) to change the name on any sign installed under this Lease.

41.  USE OF APPURTENANT BUILDING COMPONENTS.

     Tenant shall have the right to use shafts, risers or conduits within the Building (including without limitation those connecting the interior of the Building to the roof), and similar components of the Building, for the installation and maintenance of conduits, cables, ducts, flues, pipes and other devices for communications, data processing devices, supplementary HVAC and other facilities consistent with Tenant's permitted use of the Premises, subject in all cases to Landlords prior written consent. Such written consent shall not be unreasonably withheld.

42.  BROKERAGE COMMISSIONS.

     The real estate brokerage commission owing by Landlord to Investment Development Services, Inc. and CB Commercial Real Estate shall be limited to the aggregate amount of Two Hundred Thirty-Four Thousand Eight Hundred Sixty-Eight Dollars ($234,868.00). The real estate brokerage commission owing by Landlord to Trammell Crow Company shall be One Hundred Seventy-Nine Thousand Sixteen Dollars ($179,016.00). In calculating commissions owed by Landlord hereunder, Tenant's Operating Expense Adjustment shall (for purposes of this Paragraph only) be deemed to be Fifty-Eight Cents ($0.58) per rentable square foot per month for the Term of this Lease. Fifty percent (50%) of each said commission shall be paid upon Tenant's commencement of construction of tenant improvements hereunder, and the remainder shall be paid when Tenant is required to commence (and actually commences) paying Base Rent under this Lease. In addition, fifty percent (50%) of the corresponding real estate brokerage commission payable to the real estate brokers identified in Item 10 of the Lease Summary (the "Brokers") in connection with any options or rights of first refusal exercised by Tenant (excluding the First Right to Negotiate) shall be payable upon

Tenant's commencement of construction of tenant improvements to such expansion space, and the remainder shall be payable when Tenant commences conducting business therefrom. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the Brokers, and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

43.  ANTENNA.

     43.1 License to Install and Operate Antenna.  Landlord hereby grants to
          --------------------------------------
Tenant a license (the "Antenna License"), during the Term of this Lease, to install, operate, maintain and use a satellite dish, microwave antenna, or other transmission or receiver device ("Antenna") within an area of approximately five hundred (500) square feet on the rooftop of the Building in a location to be selected by Landlord and reasonably acceptable to Tenant ("License Area"). The installation of the Antenna shall be done at Tenant's expense by Landlord or by contractors or subcontractors mutually approved by Landlord and Tenant. The Antenna and all related hardware shall be purchased or leased by Tenant at its expense. The Antenna License is expressly conditional upon the payment by Tenant of all Rent due and payable under this Lease and upon compliance by Tenant with all of the other terms and provisions of this Lease. Upon the expiration or termination of the Term of this Lease, the Antenna License shall also thereupon automatically terminate. Upon termination of the Antenna License, Tenant shall, at Tenant's sole cost and expense, within ten (10) business days thereafter, remove the Antenna and all personal property of Tenant incidental thereto, repair all damage to the Building resulting from such removal, and shall restore such portion of the Building rooftop affected by the Antenna to its condition immediately prior to installation of the Antenna.

     43.2 Permitted Use of Antenna.  The purpose of the Antenna License is to
          ------------------------
permit Tenant, at its sole expense, to install, operate, use, maintain and remove the Antenna, provided that the installation, operation, repair, use and removal of the Antenna complies with the following requirements:

          (a) The installation, operation, use, repair, maintenance and removal of the Antenna shall satisfy all federal, state and local licensing requirements and be in compliance with (i) all applicable laws, ordinances and regulations, including without limitation any required conditional use permits applicable to the Building and/or the Antenna, and (ii) any and all covenants, conditions and restrictions encumbering the Land and/or the Building during the Term of this Lease. The installation (including the installation of any vertical cable risers, wires, power sources and all related equipment and materials), operation, use, repair, maintenance and removal of the Antenna shall not interfere with or affect in any way the telecommunications or other systems of the Building or Project now installed or those of any existing tenant or occupant.

          (b) The Antenna may not protrude above a height equal to the highest point of the Building structure, except to the extent necessary to facilitate transmission of signals, but in all events only if Tenant is in strict compliance with this Paragraph 43 and only if the installed Antenna is not visible above a siteline reasonably designated by Landlord.

          (c) The Antenna must be mounted at a location to be reasonably and mutually determined by Landlord and Tenant, which location shall permit the transmission of the appropriate signals. In no event shall the License Area, the Antenna or any wires or cables appurtenant to the Antenna be located or installed so as to in any way interfere with or adversely affect the Building's mechanical, electrical, life-safety, structural, engineering, window washing, maintenance or other systems or functions.

          (d) The Antenna must be properly secured and installed so as not to be affected by high winds or other elements.

          (e) The Antenna must be properly grounded.

          (f) The design, color, size, manner of affixing, and aesthetics of the Antenna must be reasonably acceptable to Landlord and must be approved by Landlord in writing prior to installation.

          (g) The weight of the Antenna shall not exceed the load limits of the Building.

          (h) Tenant shall reimburse Landlord for any actual, out of pocket, reasonable costs or expenses (including any management fees or administrative costs permitted under this Lease) incurred by Landlord in connection with the installation, maintenance, repair or removal of the Antenna within thirty (30) days after demand therefor by Landlord, including, without limitation, any cost or expense incurred by Landlord in (i) repairing any damage to the Building resulting from the installation, use, maintenance or repair of the Antenna and
(ii) repairing any damage to the Building suffered in connection with the removal of the Antenna or otherwise restoring the area of the rooftop of the Building affected thereby to its original condition.

          (i) Should Tenant's use of the Antenna interfere with other telecommunications systems of the Building or Project or those of any other tenant of the Project existing as of the date of the installation of the Antenna, Tenant shall, at its sole cost and expense, immediately make such adjustments to the Antenna or its related equipment as may be reasonably required by Landlord to eliminate such interference.

     43.3 Access.  Upon reasonable prior written notice to Landlord, Tenant (or
          ------
its contractors and subcontractors approved by Landlord) shall be permitted reasonable and adequate access to the rooftop of the Building for the installation, operation, repair and maintenance of the Antenna during the term of the Antenna License.

     43.4 License Not Assignable Separate from Lease.  The Antenna License
          ------------------------------------------
granted herein may not be transferred, assigned or conveyed in any manner whatsoever except in connection with Tenant's assignment or subletting of not less than one full floor of the Building; provided, however, that the Antenna License may not be assigned to more than one assignee or sublessee.

44.  HELIPORT.

     Landlord consents to Tenant's construction and use of a heliport either on the roof of the Building or in the reserved parking area allocated for Tenant, provided that (a) Tenant first obtains all permits and approvals necessary for said construction and use from all governmental entities having jurisdiction thereover, (b) construction and use of a heliport on the roof of the Building would not exceed the Building's load limits, and (c) the construction thereof is conducted in accordance with the Construction Agreement attached hereto as Exhibit "D". Tenant shall have the exclusive right to use said heliport during the Term of this Lease, with the exception of any rights of Landlord or any other governmental entity pursuant to Landlord's or such other entity's police powers.

45.  TITLE INSURANCE.

     Upon the execution of this Lease (and following the recordation of the short form memorandum of this Lease identified in Paragraph 48.12 below if required by the title company issuing the policy required by this Paragraph 45), Landlord shall provide Tenant with a leasehold policy of title insurance with policy limits equal to the sum of (a) the present value of the total Base Rent payable by Tenant hereunder, and (b) the estimated value of the initial tenant improvements to be constructed by Tenant in the Premises. Tenant shall cooperate with Landlord to provide such information and execute such documents (including without limitation a short form memorandum of this Lease in form and content selected by Landlord) necessary to cause such policy to be issued.

46.  FINANCIAL INCENTIVES TO TENANT.

     46.1 Loan.  Landlord shall cause its Community Development Commission to
          ----
make an interest free loan to Tenant in the original principal amount of Two Hundred Thousand Dollars ($200,000.00). The proceeds of said loan shall be disbursed to Tenant upon Tenant's commencement of business upon the Premises. The proceeds of said loan shall be used by Tenant solely to defer the expenses of relocating to the Premises, and for no other purpose. If, prior to the expiration of the initial term of the Lease, Tenant terminates the Lease or vacates more than fifty percent (50%) of the Premises, then a percentage of the principal balance equal to the remaining percentage of the initial Term of the Lease shall become due and payable; in that event, Tenant shall have the option of repaying the amount due (a) in one lump-sum payment not later than thirty
(30) days after the effective date of the termination or vacation, or (b) in equal monthly installments of principal and interest (at the rate of ten percent (10%) per annum) amortized over the remaining life (or, where the repayment obligation is triggered by the termination of the Lease, amortized over what would have been the remaining life) of the initial Term of the Lease. If no such termination or vacation occurs prior to the expiration of the initial Term of the Lease, then the entire balance of the loan shall be forgiven. Tenant shall execute a promissory note, loan agreement and any other documents evidencing Tenant's obligations regarding the loan upon Landlord's request; all such documents shall be prepared by Landlord and shall be reasonably acceptable to Landlord and Tenant in form and content.

     46.2 Fee Waiver/Reimbursement.  Commencing upon the execution of this
          ------------------------
Lease, and continuing until the expiration or earlier termination of this Lease, Landlord or its designee shall reimburse to Tenant, or cause the City of Commerce to waive, all building permit and related fees for Tenant's warehouse and office projects within the City limits of the City of Commerce; provided, however, that the total amount of fees to be reimbursed and/or waived pursuant to this Paragraph 46.2 shall in no event exceed Two Hundred Thousand Dollars ($200,000.00).

47.  TENANT'S FINANCIAL INFORMATION.

     Tenant has provided Landlord with full and complete copies of (a) Tenant's annual report to its shareholders for each of its three (3) most recent fiscal years, and (b) Tenant's most recent Form 10Q as filed with the Securities and Exchange Commission.

48.  MISCELLANEOUS.

     48.1 Authorization to Sign Lease.  If Tenant is a corporation, each
          ---------------------------
individual executing the Lease on behalf of Tenant represents and warrants that he/she is duly authorized to execute and deliver the Lease on behalf of Tenant in accordance with Tenant's bylaws or a duly adopted resolution of Tenant's Board of Directors, and that the Lease is binding upon Tenant in accordance with its terms. Tenant shall, concurrently with its execution of the Lease, deliver to Landlord upon its request a certified copy of such bylaws or the resolution of its Board of Directors authorizing the execution of the Lease. If Tenant is a partnership or trust, each individual executing the Lease on behalf of Tenant represents and warrants that he/she is duly authorized to execute and deliver the Lease on behalf of Tenant in accordance with the terms of the partnership or trust agreement, respectively, and that the Lease is binding upon Tenant in accordance with its terms. Tenant shall, concurrently with its execution of the Lease, deliver to Landlord upon its request such certificates or written assurances from the partnership or trust as Landlord may request authorizing the execution of the Lease.

     48.2 Entire Agreement.  The Lease contains the entire agreement between the
          ----------------
parties respecting the Premises and all other matters covered or mentioned in the Lease. The Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     48.3 Severability.  The illegality, invalidity or unenforceability of any
          ------------
term, condition, or provision of the Lease shall in no way impair or invalidate any other term, condition or provision of the Lease, and all such other terms, conditions and provisions shall remain in full force and effect.

     48.4 Covenants and Conditions.  All provisions, whether covenants or
          ------------------------
conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

     48.5 Gender and Headings.  The words "Landlord" and "Tenant" as used herein
          -------------------
shall include the plural as well as the singular and, when appropriate, shall refer to action taken by or on behalf of the Landlord or Tenant by their respective employees, agents, or authorized representatives. Words in masculine gender include the feminine and neuter and vice versa. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The paragraph headings of the Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

     48.6 Successors and Assigns.  Subject to the provisions of Paragraphs 12
          ----------------------
and 27 above, and except as otherwise provided to the contrary in this Lease, the terms, conditions and agreements of this Lease shall apply to and bind the heirs, successors, legal representatives and permitted assigns of the parties hereto.

     48.7 Governing Law.  The Lease shall be governed by and construed pursuant
          -------------
to the laws of the State of California.

     48.8 Exhibits.  Exhibits "A", "B", "C", "D", "E", "F", "G," "H," "I", "J",
          --------
"K", "L" and "M", and any riders attached to the Lease, are hereby incorporated by this reference and made a part of the Lease. In the event of variation or discrepancy, the duplicate original hereof (including Exhibits, if any) held by Landlord shall control.


     48.9 Modification For Lender.  Intentionally Omitted.
          -----------------------

     48.10  Transportation System Management Program.  Tenant hereby covenants
            ----------------------------------------
and agrees, at its sole cost and expense, to participate in and cooperate with the requirements of any and all governmentally required transportation system management programs adopted for the Project.

     48.11  Quiet Enjoyment.  Landlord agrees that if Tenant shall perform all
            ---------------
of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease and the rights of any mortgagees, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Premises.

     This Lease is subject and subordinate to: (i) the ground lease and all of its terms, covenants, provisions and conditions, including as the same are interpreted or construed in any judgment or arbitration ruling between Landlord and Ground Lessor, and (ii) all other matters that are of record in the Official Records of Los Angeles County, California.

     48.12  Memorandum of Lease.  Landlord and Tenant agree that in no event and
            -------------------
under no circumstances shall this Lease be recorded by Tenant. Landlord and Tenant agree that a short form memorandum of this Lease, in substantially the form attached hereto as Exhibit "M", shall be executed concurrent with the execution of this Lease and recorded as soon thereafter as possible in the Official Records of Los Angeles County, California.

     48.13  Time is of the Essence.  Subject to the provisions of Paragraph 29
            ----------------------
above, time shall be of the essence of the Lease and of each of the provisions hereof.

     48.14  Cumulative Remedies.  No remedy or election provided, allowed or
            -------------------
given by any provision of the Lease shall be deemed exclusive unless so indicated, but shall, whenever possible, be cumulative with all other remedies in law or equity.

     48.15  Nondiscrimination and Nonsegregation.  Tenant herein covenants by
            ------------------------------------
and for itself, its administrators, successors and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no unlawful discrimination against or segregation of any person or group of persons, on account of age, race, color, creed, religion, sex, sexual orientation, handicap, marital status, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the Premises herein leased, nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy, of tenants, lessees, subtenants, or vendees in the Premises and improvements herein leased.

     48.16  Survival.  The terms, covenants, and provisions of Paragraphs 6.4,
            --------
9, 14.1, 14.4 and 22.1 shall survive the expiration or earlier termination of the Lease.

     48.17  Confidentiality.  This Lease and the terms, covenants, obligations,
            ---------------
and conditions contained in this Lease shall remain strictly confidential. Landlord and Tenant agree to keep such terms, covenants, obligations and conditions strictly confidential and not to disclose such matters to any other landlord, tenant, prospective tenant, or broker; provided, however, that Tenant may (i) disclose such information to the extent reasonably necessary in connection with financing arrangements or assignments of Tenant's interests in the Premises so long as Tenant takes reasonable steps to ensure that the applicable lender or assignee keeps such information confidential, (ii) disclose such information as required by law or in connection with the issuance of financial statements of Tenant and/or the Tenant's Affiliates, and (iii) provide a copy of this Lease to a non-party solely in conjunction with Tenant's reasonable and good faith effort to secure an assignee or sublessee for the Premises. Notwithstanding the foregoing, Landlord may make such disclosures pertaining to this Lease as are required by law or as Landlord in good faith deems necessary or proper in the performance of its duties and the enforcement of its rights hereunder.

     48.18  Reasonableness and Good Faith.  Except for determinations expressly
            -----------------------------
described as being in the "sole" or "absolute" discretion of the applicable party, neither Landlord nor Tenant shall unreasonably withhold or delay any consent, approval or other determination provided for hereunder, and determinations subject to sole or absolute discretion shall not be unreasonably delayed. In the event that either Landlord or Tenant disagrees with any determination made by the other hereunder (other than a determination in the sole or absolute discretion of the determining party) and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within five (5) business days following such request. Furthermore, in addition to the foregoing, whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations, make allocations or other determinations, or otherwise exercise rights or fulfill obligations, Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated landlord and sophisticated tenant concerning the benefits to be enjoyed under this Lease.

     48.19  Minimization of Interference.  Except as otherwise provided under
            ----------------------------
this Lease, (a) Landlord shall exercise its rights and perform its obligations hereunder, and otherwise operate the Building, in such a way as to reasonably minimize any resulting interference with Tenant's use of the Premises, and (b) Tenant shall exercise its rights and perform its obligations hereunder, and otherwise operate the Premises, in such a way as to reasonably minimize any resulting interference with the operation of the Building and Project.

     48.20  Waiver of Consequential Damages.  Except as otherwise specified in
            -------------------------------
this Lease, neither party shall be liable under any circumstances for injury to, damage to or interference with the other party's business, including but not limited to loss of title to the Building or any portion thereof, loss of profits, loss of rents or other revenues (excluding payments thereof which Tenant is otherwise obligated to make under this Lease), loss of business opportunity, loss of goodwill or loss of use, in each case however occurring.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written, acknowledged that each party has carefully read each and every provision of the Lease, that each party has freely entered into the Lease of its own free will and volition, and that the terms, conditions and provisions of the Lease are commercially reasonable as of the date first above written.

     LANDLORD

     COMMERCE CITADEL DEVELOPMENT AUTHORITY, a
     California corporation


     By: /s/ Hugo A. Argumedo
         --------------------
     Name: Hugo A. Argumedo
           ----------------
     Title: Chairman
            --------


     TENANT

     SMART & FINAL STORES CORPORATION,
     a California corporation


     By: /s/ Robert J. Emmons
         --------------------
     Name: Robert J. Emmons
     Title: President & CEO
            ----------------


     By: /s/ Donald G. Alvarado
         ----------------------
     Name:  Donald G. Alvarado
            ------------------
     Title:   Sr. Vice President
              ------------------

                                  EXHIBIT "A"

                              SITE PLAN OF PROJECT

                                  EXHIBIT "B"

                          LEGAL DESCRIPTION OF PROJECT
                          ----------------------------


The land on which the Project is located is legally described as follows:

Parcel A - Retail (Outlet Mall) Site
------------------------------------

PARCEL 1:

A PORTION OF PARCEL 1 OF PARCEL MAP NO. 13483, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 132 PAGES 16 THROUGH 18 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID PARCEL l, WHICH BEARS NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 417.09 FEET THERE ALONG FROM THE SOUTHERLY CORNER OF SAID PARCEL 1; THENCE ALONG SAID SOUTHWESTERLY LINE, BEING THE NORTHEASTERLY LINE OF TELEGRAPH ROAD, NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 904.75 FEET TO THE BEGINNING OF A CURVE CONCAVE EASTERLY AND HAVING A RADIUS OF 27.00 FEET; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG SAID CURVE, 42.41 FEET THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS TO THE NORTHWESTERLY LINE OF SAID PARCEL l, BEING THE SOUTHEASTERLY LINE OF HOEFNER AVENUE, AS SHOWN ON SAID PARCEL MAP; THENCE ALONG SAID LINE, NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 801.40 FEET TO A LINE PARALLEL WITH AND 30.00 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID PARCEL 1; THENCE ALONG SAID PARALLEL LINE, SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 495.71 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 345.83 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 222.00 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 80.40 FEET; THENCE SOUTH 43 DEGREES 6 MINUTES 10 SECONDS EAST
214.04 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 402.17 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL MINERALS AND MINERAL RIGHTS OF EVERY KIND AND CHARACTER THEN KNOWN TO EXIST OR THEREAFTER DISCOVERED, INCLUDING COAL, OIL AND GAS RIGHTS THERETO, EXCEPT IN THE DEED DATED MARCH 26, 1945, EXECUTED BY LAS VEGAS LAND AND WATER COMPANY, FILED FOR RECORD APRIL 6, 1945 IN BOOK 21841 PAGE 206, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING COAL, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHOD SUITABLE TO UNION PACIFIC RAILROAD COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT HOWEVER, WITHOUT ENTERING UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, OR THE SUBSURFACE THEREOF SO FAR AS REQUIRED BY UNITED STATES RUBBER COMPANY, A CORPORATION, ITS SUCCESSORS OR ASSIGNS, IN AND FOR THE ERECTION, MAINTENANCE AND USE OF BUILDINGS AND STRUCTURES FOR ANY LAWFUL PURPOSE AND WITHOUT DAMAGING OR INTERFERING WITH THE USE OF THE SURFACE OF SAID LANDS, OR THE SUBSURFACE THEREOF AS HEREINABOVE SPECIFIED, OR ANY BUILDING OR STRUCTURES ON OR WITHIN SAID LANDS, AS RESERVED BY UNION PACIFIC RAILROAD COMPANY, A UTAH CORPORATION, IN DEED RECORDED AUGUST 26, 1958 IN BOOK D-196 PAGE 783, OFFICIAL RECORDS.

SAID PARCELS ARE ALSO SHOWN AS PARCEL MAP NO. 15050, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 165 PAGES 6 TO 10 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WHICH MAP CONTAINS THE FOLLOWING RECITALS: "THIS MAP IS FOR FINANCING

PURPOSES ONLY AND IS NOT TO BE USED FOR DEVELOPMENT".

SAID LAND IS ALSO SHOWN AS PARCEL 1 AND A PORTION OF PARCEL 3 OF PARCEL MAP NO. 21208, AS PER MAP FILED IN BOOK 242 PAGES 19, 20 AND 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS ON, OVER AND ACROSS THE PRIVATE STREET SYSTEM FOR INGRESS, EGRESS AND REGRESS TO AND FROM ITS PARCEL; FOR ACCESS TO AND FROM TELEGRAPH ROAD, HOEFNER ROAD AND GASPAR STREET (ALL PUBLIC STREETS), AND FOR THE PASSAGE OF VEHICLES, PARKING AND FOR THE PASSAGE AND ACCOMMODATION OF PEDESTRIANS, AS DISCLOSED BY A DOCUMENT ENTITLED "DECLARATION ESTABLISHING EASEMENTS AND MAINTENANCE OBLIGATIONS", RECORDED MARCH 1, 1990 AS INSTRUMENT NO. 90-330359.


Parcel B - Undeveloped Building Site
------------------------------------

PARCEL 1:

A PORTION OF PARCELS 1 AND 2 OF PARCEL MAP NO. 13483, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 132 PAGES 16 THROUGH 28 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF SAID PARCEL 1, BEING THE SOUTHEASTERLY LINE OF HOEFNER AVENUE, AS SHOWN ON SAID PARCEL MAP AND A LINE PARALLEL WITH AND 30.00 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID PARCEL 1; THENCE ALONG THE NORTHWESTERLY LINE OF SAID PARCEL 1, NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 30.00 FEET TO THE NORTHERLY CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 1, SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 1278.34 FEET TO ANGLE POINT THEREIN; THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE AND THE NORTHEASTERLY LINE OF SAID PARCEL 2, SOUTH 33 DEGREES 44 MINUTES 30 SECONDS EAST 120.83 FEET TO AN ANGLE POINT THEREIN; THENCE CONTINUING ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 2, SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 379.84 FEET TO THE EASTERLY CORNER OF SAID PARCEL 2; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID PARCEL 2, SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 136.00 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 613.01 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST
30.67 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 178.08 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 40.00 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 109.00 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 40.00 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 177.54 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST
30.67 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 204.00 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 126.00 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 495.71 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL MINERALS AND MINERAL RIGHTS OF EVERY KIND AND CHARACTER THEN KNOWN TO EXIST OR THEREAFTER DISCOVERED, INCLUDING COAL, OIL AND GAS RIGHTS THERETO, EXCEPT IN THE DEED DATED MARCH 26, 1945, EXECUTED BY LAS VEGAS LAND AND WATER COMPANY, FILED FOR RECORD APRIL 6, 1945 IN BOOK 21841 PAGE 206, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING COAL, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHOD SUITABLE TO UNION PACIFIC RAILROAD COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT HOWEVER, WITHOUT ENTERING

UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, OR THE SUBSURFACE THEREOF SO FAR AS REQUIRED BY UNITED STATES RUBBER COMPANY, A CORPORATION, ITS SUCCESSORS OR ASSIGNS, IN AND FOR THE ERECTION, MAINTENANCE AND USE OF BUILDINGS AND STRUCTURES FOR ANY LAWFUL PURPOSE AND WITHOUT DAMAGING OR INTERFERING WITH THE USE OF THE SURFACE OF SAID LANDS, OR THE SUBSURFACE THEREOF AS HEREINABOVE SPECIFIED, OR ANY BUILDING OR STRUCTURES ON OR WITHIN SAID LANDS, AS RESERVED BY UNION PACIFIC RAILROAD COMPANY, A UTAH CORPORATION, IN DEED RECORDED AUGUST 26, 1958 IN BOOK D-196 PAGE 783, OFFICIAL RECORDS.

SAID PARCELS ARE ALSO SHOWN AS PARCEL MAP NO. 15050, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 165 PAGES 6 TO 10 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WHICH MAP CONTAINS THE FOLLOWING RECITALS: "THIS MAP IS FOR FINANCING PURPOSES ONLY AND IS NOT TO BE USED FOR DEVELOPMENT".

SAID LAND IS ALSO SHOWN AS PARCEL 2 AND A PORTION OF PARCEL 3 OF PARCEL MAP NO. 21208, AS PER MAP FILED IN BOOK 242 PAGES l9, 20 AND 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS ON, OVER AND ACROSS THE PRIVATE STREET SYSTEM FOR INGRESS, EGRESS AND REGRESS TO AND FROM ITS PARCEL; FOR ACCESS TO AND FROM TELEGRAPH ROAD, HOEFNER ROAD AND GASPAR STREET (ALL PUBLIC STREETS), AND FOR THE PASSAGE OF VEHICLES, PARKING AND FOR THE PASSAGE AND ACCOMMODATION OF PEDESTRIANS, AS DISCLOSED BY A DOCUMENT ENTITLED "DECLARATION ESTABLISHING EASEMENTS AND MAINTENANCE OBLIGATIONS", RECORDED MARCH 1, 1990 AS INSTRUMENT NO. 90-330359.


Parcel C - Existing Office Building Sites (Including Site of the "Building")
----------------------------------------------------------------------------

PARCEL 1:

A PORTION OF PARCELS 1 AND 2 OF PARCEL MAP NO. 13483, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 132 PAGES 16 THROUGH 28 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN SOUTHWESTERLY LINE OF PARCEL 1 OF SAID PARCEL MAP NO. 13483, BEING THE NORTHEASTERLY LINE OF TELEGRAPH ROAD, AS SHOWN ON SAID MAP AND WHICH POINT BEARS NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 12.00 FEET ALONG SAID SOUTHWESTERLY LINE FROM THE SOUTHERLY CORNER OF SAID PARCEL 1; THENCE ALONG SAID SOUTHWESTERLY LINE, NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 405.09 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 402.17 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 214.04 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 80.40 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 222.00 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST
219.83 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 204.00 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 30.67 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 177.54 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 40.00 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 109.00 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST
40.00 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 178.08 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 30.67 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 613.01 FEET TO THE SOUTHEASTERLY LINE OF SAID PARCEL 2; THENCE ALONG SAID SOUTHEASTERLY LINE, SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 64.00 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST
66.00 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 181.12 FEET TO THE NORTHEASTERLY LINE OF GASPAR AVENUE, AS SHOWN ON SAID PARCEL MAP; THENCE ALONG LAST SAID NORTHEASTERLY LINE, NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST
43.50 FEET TO THE NORTHERLY

CORNER OF SAID GASPAR AVENUE; THENCE ALONG THE NORTHWESTERLY LINE OF SAID GASPAR AVENUE, SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 34.05 FEET; THENCE NORTH 44 DEGREES 49 MINUTES 06 SECONDS WEST 430.66 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 180.30 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 32.50 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST
231.29 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL MINERALS AND MINERAL RIGHTS OF EVERY KIND AND CHARACTER THEN KNOWN TO EXIST OR THEREAFTER DISCOVERED, INCLUDING COAL, OIL AND GAS RIGHTS THERETO, EXCEPT IN THE DEED DATED MARCH 26, 1945, EXECUTED BY LAS VEGAS LAND AND WATER COMPANY, FILED FOR RECORD APRIL 6, 1945 IN BOOK 21841 PAGE 206, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING COAL, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHOD SUITABLE TO UNION PACIFIC RAILROAD COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT HOWEVER, WITHOUT ENTERING UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, OR THE SUBSURFACE THEREOF SO FAR AS REQUIRED BY UNITED STATES RUBBER COMPANY, A CORPORATION, ITS SUCCESSORS OR ASSIGNS, IN AND FOR THE ERECTION, MAINTENANCE AND USE OF BUILDINGS AND STRUCTURES FOR ANY LAWFUL PURPOSE AND WITHOUT DAMAGING OR INTERFERING WITH THE USE OF THE SURFACE OF SAID LANDS, OR THE SUBSURFACE THEREOF AS HEREINABOVE SPECIFIED, OR ANY BUILDING OR STRUCTURES ON OR WITHIN SAID LANDS, AS RESERVED BY UNION PACIFIC RAILROAD COMPANY, A UTAH CORPORATION, IN DEED RECORDED AUGUST 26, 1958 IN BOOK D-196 PAGE 783, OFFICIAL RECORDS.

SAID PARCELS ARE ALSO SHOWN AS PARCEL MAP NO. 15050, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 165 PAGES 6 TO 10 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WHICH MAP CONTAINS THE FOLLOWING RECITALS: "THIS MAP IS FOR FINANCING PURPOSES ONLY AND IS NOT TO BE USED FOR DEVELOPMENT."

SAID LAND IS ALSO SHOWN AS A PORTION OF PARCEL 3 AND PORTION OF PARCEL 4 OF PARCEL MAP NO. 21208, AS PER MAP FILED IN BOOK 242 PAGES 19, 20 AND 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS ON, OVER AND ACROSS THE PRIVATE STREET SYSTEM FOR INGRESS, EGRESS AND REGRESS TO AND FROM ITS PARCEL; FOR ACCESS TO AND FROM TELEGRAPH ROAD, HOEFNER ROAD AND GASPAR STREET (ALL PUBLIC STREETS), AND FOR THE PASSAGE OF VEHICLES, PARKING AND FOR THE PASSAGE AND ACCOMMODATION OF PEDESTRIANS, AS DISCLOSED BY A DOCUMENT ENTITLED "DECLARATION ESTABLISHING EASEMENTS AND MAINTENANCE OBLIGATIONS", RECORDED MARCH 1, 1990 AS INSTRUMENT NO. 90-330359.


Parcel D - Hotel Site
---------------------

PARCEL 1:

A PORTION OF PARCELS 1 AND 2 OF PARCEL MAP NO. 13483, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 132 PAGES 16 THROUGH 18 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE IN THE SOUTHWESTERLY LINE OF SAID PARCEL 2, SHOWN AS "NORTH 38 DEGREES 16 MINUTES 10 SECONDS WEST 192.41 FEET" ON SAID PARCEL MAP; THENCE ALONG SAID SOUTHWESTERLY LINE, BEING THE NORTHEASTERLY LINE OF TELEGRAPH ROAD, NORTH 38 DEGREES 16 MINUTES

10 SECONDS WEST 192.41 FEET; THENCE CONTINUING ALONG SAID LINE, NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 241.97 FEET; THENCE LEAVING SAID LINE, NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 231.29 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 32.50 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 180.30 FEET; THENCE SOUTH 44 DEGREES 49 MINUTES 06 SECONDS EAST
430.66 FEET TO THE SOUTHEASTERLY LINE OF SAID PARCEL 2, BEING THE NORTHWESTERLY LINE OF GASPAR AVENUE, AS SHOWN ON SAID PARCEL MAP; THENCE ALONG SAID LINE, SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 413.10 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 27.00 FEET; THENCE SOUTHERLY AND WESTERLY ALONG SAID CURVE, 44.77 FEET THROUGH A CENTRAL ANGLE OF 95 DEGREES 00 MINUTES 00 SECONDS TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL MINERALS AND MINERAL RIGHTS OF EVERY KIND AND CHARACTER THEN KNOWN TO EXIST OR THEREAFTER DISCOVERED, INCLUDING COAL, OIL AND GAS RIGHTS THERETO, EXCEPT IN THE DEED DATED MARCH 26, 1945, EXECUTED BY LAS VEGAS LAND AND WATER COMPANY, FILED FOR RECORD APRIL 6, 1945 IN BOOK 21841 PAGE 206, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING COAL, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHOD SUITABLE TO UNION PACIFIC RAILROAD COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT HOWEVER WITHOUT ENTERING UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, OR THE SUBSURFACE THEREOF SO FAR AS REQUIRED BY UNITED STATES RUBBER COMPANY, A CORPORATION, ITS SUCCESSORS OR ASSIGNS, IN AND FOR THE ERECTION, MAINTENANCE AND USE OF BUILDINGS AND STRUCTURES FOR ANY LAWFUL PURPOSE AND WITHOUT DAMAGING OR INTERFERING WITH THE USE OF THE SURFACE OF SAID LANDS, OR THE SUBSURFACE THEREOF AS HEREINABOVE SPECIFIED, OR ANY BUILDING OR STRUCTURES ON OR WITHIN SAID LANDS, AS RESERVED BY UNION PACIFIC RAILROAD COMPANY, A UTAH CORPORATION, IN DEED RECORDED AUGUST 26, 1958 IN BOOK D-196 PAGE 783, OFFICIAL RECORDS.

SAID LAND IS ALSO SHOWN ON PARCEL MAP NO. 15050, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 165 PAGES 6 TO 10 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WHICH MAP CONTAINS THE FOLLOWING RECITAL: "THIS MAP IS FOR FINANCING PURPOSES ONLY AND IS NOT TO BE USED FOR DEVELOPMENT".

SAID LAND IS SHOWN AS PORTION OF PARCEL 4 OF PARCEL MAP NO. 21208, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOR 242 PAGES 19, 20 AND 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS ON, OVER AND ACROSS THE PRIVATE STREET SYSTEM FOR INGRESS, EGRESS AND REGRESS TO AND FROM ITS PARCEL; FOR ACCESS TO AND FROM TELEGRAPH ROAD, HOEFNER ROAD AND GASPAR STREET, ALL PUBLIC STREETS; FOR THE PASSAGE OF VEHICLES, PARKING, AND FOR THE PASSAGE AND ACCOMMODATION OF PEDESTRIANS, AS DISCLOSED BY A DOCUMENT ENTITLED "DECLARATION ESTABLISHING EASEMENTS AND MAINTENANCE OBLIGATIONS", RECORDED MARCH l, 1990 AS INSTRUMENT NO. 90-330359.

                                  EXHIBIT "C"

                            FLOOR PLANS OF PREMISES
                            -----------------------

                                  EXHIBIT "D"

                             CONSTRUCTION AGREEMENT
                             ----------------------


     This Construction Agreement (the "Agreement") is being entered into as of this ___ day of April, 1998, by and between Commerce Citadel Development Authority, a California corporation ("Landlord") and Smart & Final Stores Corporation, a California corporation ("Tenant"), in connection with the execution of the Lease between Landlord and Tenant dated April ___, 1998 (the "Lease"), who hereby agree as follows:

SECTION 1.  BASE BUILDING.
            -------------

          Pursuant to the terms of the Lease, Landlord shall deliver to Tenant the following items (sometimes collectively referred to herein as the "Base Building"): (i) the base, shell and core of the Building; (ii) all base building systems, including without limitation heating, ventilation and air conditioning ("HVAC"), mechanical (including without limitation elevators), electrical, plumbing and telephone (collectively, the "Building Systems"); (iii) the curtain wall; (iv) the structural components of the Building; and the exterior roof of the Building. Delivery of the Base Building shall be made in its current, "as-is" condition; provided, however, that notwithstanding the "as-is" nature of Landlord's delivery of the Base Building, Landlord agrees that it shall promptly improve the Base Building, at Landlord's expense, as necessary to remedy any defects which are disclosed to Landlord by Tenant in a written notice delivered not later than thirty (30) days after the earlier of (a) the date on which Tenant discovers the defect, or (b) Landlord's delivery to Tenant of the portion of the Premises in which the defect is located. Moreover, Landlord covenants that upon Landlord's delivery to Tenant of the Base Building, each component thereof identified above shall be in good working order and shall comply with all applicable laws, and Landlord shall at its expense make any improvements necessary to cause said covenant to be true (regardless of the date on which Tenant notifies Landlord of the need for such improvement). Tenant acknowledges that portions of the Premises are now or have previously been occupied by other tenants, and that upon delivery to Tenant the Premises may, in Landlord's discretion, include some or all tenant improvements previously installed in connection with such occupancy.

SECTION 2.  CONSTRUCTION DRAWINGS.
            ---------------------

          2.1  Selection of Architect.  Tenant shall retain, and Landlord hereby
               ----------------------
approves, Wirt Design Group, or any other architect/space planner designated by Tenant and reasonably approved by Landlord (the "Architect") to prepare the "Construction Drawings" (as defined in Section 2.2 below), which approval shall be granted or denied by Landlord within five (5) business days after Tenant has submitted the proposed Architect to Landlord. Any engineering consultants ("Engineers") to be used by Tenant in connection with the Construction Drawings shall be subject to the reasonable approval of Landlord, which approval shall be granted or denied by Landlord within five (5) business days after Tenant has submitted the proposed Engineers to Landlord.

          2.2  Preparation of Construction Drawings.  The plans and drawings to
               ------------------------------------
be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All additions or modifications to the Premises disclosed on the Construction Drawings shall be referred to herein as the "Tenant Improvements". All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of any Base Building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 2.2 shall be for its sole purpose and shall not obligate Landlord to review (or imply that Landlord has reviewed) the same for quality, design, building code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings. Without limiting the generality of the foregoing, the floor plans which are part of the Construction Drawings shall show any item reasonably requested by Landlord (including without limitation any dimensions, locations, types, weights, specifications, special requirements, or colors thereof).

          2.3  Final Working Drawings.  Tenant, the Architect and the Engineers
               ----------------------
shall complete the architectural, engineering, structural, mechanical, electrical and plumbing drawings for the Premises in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. The Final Working Drawings may be submitted in one or more stages at one or more times, provided that Tenant shall ultimately supply Landlord with four (4) completed copies signed by Tenant of such Final Working Drawings. Landlord shall, within three (3) business days after Landlord receives the Final Working Drawings, either (a) approve the Final Working Drawings, (b) approve the Final Working Drawings subject to specified conditions to be satisfied by Tenant prior to submitting the Approved Working Drawings for permits as set forth in Section 2.4, below, or (c) disapprove the Final Working Drawings and return them to Tenant with requested revisions; provided, however, that Landlord shall only be entitled to conditionally approve pursuant to item (b) above or disapprove pursuant to item (c) above the Final Working Drawings if they materially deviate from the Construction Drawings, or for any of the following reasons: (i) an adverse effect on the structural integrity of the Building; (ii) non-compliance with applicable laws; (iii) an adverse effect on the systems and equipment of the Building; or (iv) an adverse effect on the exterior appearance of the Building (individually or collectively, a "Design Problem"). If Landlord disapproves the Final Working Drawings, Tenant may resubmit the Final Working Drawings to Landlord at any time, and Landlord shall approve or disapprove of the resubmitted Final Working Drawings within two
(2) business days after Landlord receives such resubmitted Final Working
Drawings.

          2.4  Permits.  The Final Working Drawings shall be approved by
               -------
Landlord (the "Approved Working Drawings") prior to the commencement of the construction of the Tenant Improvements. Architect shall submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow the "Contractor," as that term is defined in Section 3.1, below, to commence and fully complete the construction of the Tenant Improvements. Landlord shall be responsible for obtaining any building permits for the Premises necessary to construct the Tenant Improvements pursuant to the Approved Working Drawings, and Tenant shall be responsible for obtaining any building permits necessary relative to any "Tenant Change" (as defined in Section 2.5 below) and any certificate of occupancy for the Premises. Each party shall cooperate with the other in executing permit applications and performing other ministerial acts reasonably necessary to enable the party charged with obtaining any such permit or certificate of occupancy to do so. Landlord shall use its best efforts (at no additional cost to Landlord) to cause the City of Commerce to expedite processing of all permit applications relative to construction of the Tenant Improvements.

          2.5  Change Orders.  In the event Tenant desires to change the
               -------------
Approved Working Drawings, Tenant shall deliver notice (the "Drawing Change Notice") of the same to Landlord, setting forth in detail the changes (the "Tenant Change") Tenant desires to make to the Approved Working Drawings. Landlord shall, within two (2) business days of receipt of the Drawing Change Notice, either (i) approve the Tenant Change, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in detail the reasons for Landlord's disapproval; provided, however, that Landlord may only disapprove of the Tenant Change if the Tenant Change contains a Design Problem or materially deviates from the Approved Working Drawings. Any additional costs which arise in connection with such Tenant Change shall be paid by Tenant.

SECTION 3.  CONSTRUCTION OF THE TENANT IMPROVEMENTS.
            ---------------------------------------

          3.1  The Contractor.  Tenant shall retain a licensed general
               --------------
contractor (the "Contractor") as contractor for the construction of the Tenant Improvements. The Contractor shall be selected by Tenant, but subject to Landlord's approval, which approval shall not be unreasonably withheld or conditioned, and which approval or refusal shall be granted or denied within three (3) business days after Tenant has submitted the name of the proposed Contractor.

          3.2  Tenant's Agents.  All subcontractors, laborers, materialmen, and
               ---------------
suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed, and which approval or refusal shall be granted or denied within three (3) business days after Tenant has submitted the names thereof to Landlord.

          3.3  Landlord's General Conditions for Tenant's Agents and Tenant
               ------------------------------------------------------------
Improvement Work.  Tenant's and Tenant's Agent's construction of the Tenant
----------------
Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant Improvements to Contractor and Landlord, and Contractor shall, within five (5) business days of receipt thereof, inform Landlord and Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Construction Agreement, including, without limitation, the construction of the Tenant Improvements.

          3.4  Indemnity.  Tenant's Indemnity of Landlord and assumption of
               ---------
risks set forth in Sections 14.1 and 14.6 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant shall also apply with respect to any and all costs, losses, damages, injuries and liabilities (except for those caused by Landlord's negligence or willful misconduct or by the negligence or willful misconduct of Landlord's Employees, as that term is defined in Paragraph 14.1 of the Lease) related in any way to Landlord's performance of any ministerial acts reasonably necessary
(i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

          3.5  Guarantees and Warranties.  Each of Tenant's Agents shall
               -------------------------
guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one
(1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date of the Lease. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the construction contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

          3.6  Governmental Compliance.  The Tenant Improvements shall comply in
               -----------------------
all respects with the following: (i) all state, federal, county and city laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; (iii) building material manufacturer's specifications; and (iv) applicable provisions of California's Title 24 requirements.

          3.7  Inspection by Landlord.  Subject to Section 48.19 of the Lease,
               ----------------------
Landlord shall have the right to inspect the Tenant Improvements at all times, provided, however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Landlord shall have the right to disapprove of the Tenant Improvements based only on Design Problems or on material deviations from the Approved Working Drawings. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations from the Approved Working Drawings in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, and where the defect, deviation or other disapproved matter is not corrected within thirty (30) days after Landlord's delivery to Tenant of written notice thereof (or, if the nature of the defect, deviation or other disapproved matter is such that more than 30 days is reasonably necessary for its cure, where Tenant fails to commence to cure the same within said 30 day period or fails to thereafter diligently continue such cure process until complete), then upon notice to Tenant Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is correct to Landlord's satisfaction.

          3.8  Meetings.  Commencing upon the execution of this Lease, Tenant
               --------
shall use commercially reasonable efforts to hold weekly meetings at a reasonable time with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord.

          3.9  Notice of Completion; Copy of Record Set of Plans.  Within ten
               -------------------------------------------------
(10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, Tenant shall cause the Architect and Contractor to (i) update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (ii) certify to the best of their knowledge that the "record-set" of mylar as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (iii) deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises. At the conclusion of construction, Tenant shall also deliver to Landlord a copy of all warranties, guarantees, and operating manuals and information relating to the Tenant Improvements, equipment, and systems in the Premises.

SECTION 4.  CONSTRUCTION INSURANCE.
            ----------------------

          4.1  General Coverages.  All of Tenant's Agents shall carry worker's
               -----------------
compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Sections 7.3(a) and 14 of the Lease.

          4.2  Special Coverages.  Tenant shall carry "Builder's All Risk"
               -----------------
insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Section 14.3(b) of the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in
Section 14 of the Lease.

          4.3  General Terms.  Certificates for all insurance carried pursuant
               -------------
to this Section 4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause (other than Landlord's or Landlord's Employees' negligence or willful misconduct) during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4 of this Construction Agreement.

SECTION 5.  MISCELLANEOUS.
            -------------

          5.1  Tenant's Representative.  Tenant has designated Steve Zick as its
               -----------------------
sole representative with respect to the matters set forth in this Agreement, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Agreement.

          5.2  Landlord's Representative.  Landlord has designated Justin
               -------------------------
McCarthy as its sole representative with respect to the matters set forth in this Agreement, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Agreement.

          5.3  Time of the Essence in This Agreement.  Unless otherwise
               -------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at the end of such period the item shall automatically be deemed disapproved by Tenant.

          5.4  Miscellaneous Charges.  During the period of construction of the
               ---------------------
Tenant Improvements and Tenant's move into the Premises (to the extent that those activities are conducted prior to the Commencement Date), Tenant or Tenant's agents shall not be charged for, directly or indirectly, Landlord's supervision and/or overhead, parking, restrooms, elevator usage, hoists, access to loading docks, freight elevator usage, or security.

          5.5  Clean-Up.  Prior to the delivery of the Premises to Tenant for
               --------
the commencement of the construction of the Tenant Improvements, Landlord shall deliver the Premises to Tenant in the condition required by Section 1 hereof. Following Tenant's move into the Premises, Tenant shall reasonably clean the Premises, including the removal of all rubbish and debris.

          5.6  Staging Area Storage Space.  During the period commencing on the
               --------------------------
date of this Lease and prior to the Lease Commencement Date, Tenant shall have the right, without the obligation to pay rent, to use the empty space in the Building for the purposes of storing and staging Tenant's property. With respect to this free storage space, Tenant shall provide all insurance and any necessary fencing or other protective facilities. Tenant shall hold Landlord harmless and indemnify Landlord from and against any and all loss, liability or cost arising out of or in connection with use of this storage space by Tenant, except to the extent caused by the negligence or willful misconduct of Landlord. Tenant shall be obligated to remove all of the stored materials and its fencing and other facilities within thirty (30) days after written notice from Landlord that such staging area is needed by Landlord for construction of another tenant's premises.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     "LANDLORD"

     COMMERCE CITADEL DEVELOPMENT AUTHORITY, a
     California corporation


     By: _________________________________________
     Name: _______________________________________
     Title: ______________________________________


     "TENANT"

     SMART & FINAL STORES CORPORATION,
     a California corporation


     By: ________________________________________
     Name: ______________________________________
     Its: _______________________________________


     By: ________________________________________
     Name: ______________________________________
     Its: _______________________________________

                                  EXHIBIT "E"

                          NOTICE OF COMMENCEMENT DATE
                          ---------------------------

                                                 Date: ____________
To: ____________________

Re: Lease dated _____, 19_____ between Commerce Citadel Development Authority, Landlord, and Smart & Final Stores Corporation, Tenant, concerning Suite _____located at _____.

Gentlemen:

     In accordance with the subject Lease, we wish to advise and/or confirm as follows:

     1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction, and that the Rentable Area of the Premises is
_____.

     2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the Term of said Lease commenced as of _____ for a term of _____ (_____) months, ending on _____.

     3. That in accordance with the subject Lease, Base Rent commenced to accrue on _____.

     4. If the Commencement Date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

     5. Rent is due and payable in advance on the first day of each and every month during the Term of said Lease. Your rent checks should be made payable to _____ at _____.

     "LANDLORD"

     COMMERCE CITADEL DEVELOPMENT AUTHORITY, a
     California corporation


     By: _______________________________________
     Name: _____________________________________
     Title: ____________________________________



AGREED AND ACCEPTED:

"TENANT"

SMART & FINAL STORES CORPORATION,
a California corporation


By: ____________________________________
Name:  _________________________________
Its: ___________________________________

                                  EXHIBIT "F"

                             RULES AND REGULATIONS
                             ---------------------

      1. The sidewalks, entrances, exits, passages, parking areas, courts, elevators, vestibules, stairways, corridors, terraces, lobbies or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, exits, elevators and stairways are not for the use of the general public, and Landlord shall retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, is deemed to be prejudicial to the safety, character, reputation and interests of the Building and its tenants. No Tenant or any of Tenant's Employees shall go up on the roof of the Building.

      2. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window of the Premises other than Landlord's standard window covering without Landlord's prior written consent. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord.

      3. No signs, picture, placard, advertisement, notice, lettering, direction or handbill shall be exhibited, distributed, painted, installed, displayed, inscribed, placed or affixed by any Tenant on any part of the exterior of Premises or the interior of the Premises which is visible from the exterior of the Premises, the Building or the Project without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to Tenant. Interior signs on doors shall be inscribed, painted or affixed for Tenant by Landlord at Tenant's sole cost and expense, and shall be of a size, color and style acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's building standard sign on the corridor door, applied and installed by Landlord.

      4. The Building directory will be provided exclusively for the display of the name and location of tenants of the Building and Landlord reserves the right to exclude any other names therefrom. Any additional name(s) which Tenant shall desire to have placed on the Building directory must first be approved by Landlord and paid for by Tenant.

      5. Subject to Paragraph 7 of the Lease, (i) Tenant shall not drill into, or in any way deface any part of the Premises or Building, and (ii) no boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted.

      6. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises or the Building, and, subject to the terms of Paragraph 6 of the Lease, no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and Tenant's Employees shall be permitted; provided, however, that the power required shall not exceed that amount which can be provided by a 30-amp circuit. Tenant shall not cause or permit any unusual or objectionable odors to be produced or to permeate the Premises or the Building.

      7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau, or as a travel agency, without the prior written consent of Landlord. Tenant shall not sell or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises. Tenant shall not engage or pay any employees on the Premises except those actually working for Tenant on the Premises nor shall Tenant advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

      8. Tenant shall not make or permit to be made, any unseemly noises which disturb other occupants of the Building, whether by the use of any musical instrument, radio, television, phonograph, screening room, loud, unusual or disruptive noise, or in any other way. Tenant shall not use, keep or permit to be used any foul or noxious gas or substance in, on or about the Premises.

      9. Subject to Paragraph 6.4(a) of the Lease, Tenant or any of Tenant's Employees shall not at any time bring or keep within the Premises or the Building any flammable, combustible or explosive fluid, chemical substance, or material. Electric spaceheaters shall not be used at any time by Tenant.

      10. No new or additional locks or bolts of any kind shall be placed upon any of the doors by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. If Landlord consents to such a lock change, Tenant must furnish Landlord with a key. Tenant must, upon the termination of its tenancy, give, return, and restore to Landlord all keys of stores, offices, vaults, and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event at any time of any loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

      11. Furniture, freight, packages, equipment, safes, bulky matter or supplies of any description shall be moved in or out of the Building only after the Building manager has been furnished with prior notice and given his/her approval and only during such hours and in such manner as may be prescribed by the Landlord from time to time. The scheduling and manner of all tenant move-ins and move-outs shall be subject to the discretion and approval of Landlord, and said move-ins and move-outs shall only take place after 6:00 P.M. on weekdays, on weekends, or at such other times as Landlord may designate. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilities and elevators designated by Landlord. Notwithstanding the foregoing, the provisions of this Paragraph 11 shall not apply during any period when Tenant is managing the Building pursuant to Paragraph 11.6 of the Lease.

      12. In the event Tenant's movers damage the elevator or any other part of the Premises or Building, Tenant shall immediately pay to Landlord the amount required to repair said damage. The moving of safes or other fixtures or bulky or heavy matter of any kind must be done under Landlord's (or its Building manager's) supervision, or in a manner approved by Landlord (or it's Building manager), in order to ensure that elevator and floor load capacities of the Building are not exceeded. The person employed by any Tenant to move said items must be reasonably acceptable to Landlord, but such persons shall not be deemed to be agents or servants of Landlord or it's Building manager. The Landlord reserves the right to inspect all safes, freight or other bulky or heavy articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky or heavy articles which would exceed the elevator or floor load capacities of the Building. Landlord reserves the right to determine the location and position of all safes, freight, furniture or bulky or heavy matter brought onto the Premises, which must be placed upon supports approved by Landlord to distribute the weight.

      13. No furniture shall be placed in front of the Building, or in any lobby or corridor or balcony, without the prior written consent of Landlord; provided, however, that Tenant shall have the right to place furniture in the first floor lobby of the Building in connection with Tenant's use of the lobby as a reception area. Landlord shall have the right to remove all non-permitted furniture, without notice to Tenant, and at the sole cost and expense of Tenant.

      14. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's sole opinion, tends to impair the reputation of the Building or its desirability as an office building and, upon written notice from Landlord, Tenant shall immediately refrain from or discontinue such advertising.

      15. Landlord reserves the right to exclude from the Building between the hours of 5:00 P.M. and 9:00 A.M., Monday through Friday, and at all hours on Saturday, Sunday, and state and federal holidays, all persons who are not authorized by Tenant. Such authorization shall be in accordance with procedures established by Landlord in its sole and absolute discretion. Tenant shall be responsible for all persons for whom it causes to be present in the Building and shall be liable to Landlord for all acts of such persons. In the case of invasion, riot, public excitement, act of God, or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access of all persons, including Tenant, to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including the closing and locking of doors.

      16. Any persons employed by Tenant to do any work in or about the Premises shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but shall not be deemed to be an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons.

      17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress. All doors leading to equipment and utility rooms shall be kept closed.

      18. Canvassing, soliciting and peddling in or about the Building are prohibited and Tenant shall cooperate to prevent the same.

      19. All office equipment of any electrical nature shall be placed by Tenant in the Premises in settings and locations approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

      20. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the prior written consent of Landlord.

      21. Tenant shall faithfully observe and comply (consistent with the level of observation and compliance therewith by the other tenants of the Project) with the terms of any and all covenants, conditions and restrictions recorded against the Project, provided Landlord provides Tenant with notice of the same.

      22. Restrooms and other water fixtures shall not be used for any purpose other than that which the same are intended, and any damage resulting to the same from misuse on the part of Tenant or Tenant's Employees shall be paid for by Tenant. Tenant shall be responsible for causing all water faucets, water apparatus and utilities to be shut off before Tenant or Tenant's Employees leave the Premises each day and Tenant shall be liable for any waste or damage sustained by other tenants or occupants of the Building or Landlord as a result of Tenant's failure to perform said duty.

      23. In the event the Building or the Premises is or later becomes equipped with an electronic access control device, Tenant shall pay Landlord the sum of ten dollars ($10.00) for each identification key or card issued to Tenant as a deposit against the return of the identification key or card to Landlord.

      24. For all purposes of this Exhibit "E", the term "Tenant" shall be defined to include and encompass Tenant's employees, agents and contractors.

      25. Landlord may amend, rescind, or add additional rules and regulations from time to time in accordance with Paragraph 21 of the Lease. Tenant shall comply with all such amended or additional rules, except to the extent that they directly conflict with rights granted to Tenant by the attached Lease.

                                  EXHIBIT "G"

                      STANDARDS FOR UTILITIES AND SERVICES
                      ------------------------------------

     The furnishing of building services and utilities to Tenant shall be accomplished in accordance with and subject to the terms and conditions set forth in this Exhibit "G" and elsewhere in the Lease. Landlord reserves the right to adopt from time to time such reasonable modifications and additions hereto as Landlord may deem appropriate; provided, however, that no such modifications or additions shall alter the times during which such services and utilities are provided or materially reduce the types or quality of said utilities and services.

     1. Subject to the full performance by Tenant of all of Tenant's obligations under the Lease, Landlord shall, on Monday through Friday, from 7:00 A.M. to 6:00 P.M., and on Saturday, from 9:00 A.M. to 1:00 P.M., excepting state and federal holidays ("Normal Hours"), provide the following standard building services and utilities:

        (a) Provide automatic elevator facilities on Monday through Friday, 7:00 A.M. to 6:00 P.M. only, and have one automatic elevator available at all other times (if the Building is passenger elevator equipped). Specifications and related data pertaining to the elevators serving the Building are set forth at "Attachment 1" to this Exhibit "G".

        (b) Provide to the Premises, during Normal Hours, heating, ventilation, and air conditioning ("HVAC") when, in the judgment of Landlord or Tenant, it may be required for the comfortable occupancy of the Premises for general office purposes (subject, however, to any governmental act, proclamation or regulation). The extent of HVAC services which Landlord is obligated to provide shall be limited as set forth in the Lease, in this Exhibit "G", and in Exhibit "H" to the Lease.

        (c) Provide to the Premises electric current for routine lighting and the operation of general office machines such as typewriters, dictating equipment, desk model adding machines, photocopy machines and "small" computers incidental to the conduct of normal general office business, which use 110/220-volt electric power, not to exceed the reasonable capacity of Building Standard office lighting and receptacles, and not in excess of limits imposed by any governmental authority. Electrical capacity specifications for the Building are set forth at "Attachment 2" to this Exhibit "G".

        (d) Provide at all times reasonably necessary amounts of water for restrooms furnished by Landlord.

        (e) Provide janitorial services to the Premises each evening, Sunday through Thursday (except state and federal holidays), provided the Premises are used exclusively in accordance with Paragraph 6 of the Lease, and are kept reasonably in order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises for general office purposes. Said janitorial services shall be performed at Landlord's direction without interference by Tenant or Tenant's Employees. Janitorial standards for the Building are set forth at Sections III through IX of "Attachment 3" to this Exhibit "G".

     2. Landlord shall have the exclusive right to replace, and shall replace in a timely fashion, electric light bulbs, tubes and ballasts in the Premises throughout the Term. The Landlord may, at Landlord's sole discretion, adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice.

     3. No electrical equipment, air conditioning or heating units, or plumbing additions shall be installed, nor shall any changes to the Building's HVAC, electrical or plumbing systems be made which would possibly adversely affect the Building or such systems without prior written consent of Landlord, which consent shall be subject to Landlord's reasonable discretion. Landlord reserves the right to reasonably designate and/or approve the contractor to be used by Tenant. Any permitted installations shall be made under Landlord's supervision. Tenant shall pay any additional cost on account of any increased support to the floor load or additional equipment required for such installations, and such installations shall otherwise be made in accordance with Paragraph 7.3 of the Lease.

     4. Tenant shall not, without the prior written consent of Landlord, use any apparatus, machine or device in the Premises, which will increase the amount of electricity used in the Premises beyond the Building's electrical capacity.

     5. Tenant shall separately arrange with the applicable local public authorities, utility companies and telephone companies, as the case may be, for the furnishing of, and payment of, all telephone services as may be required by Tenant in the use of the Premises; provided, however, that Tenant shall neither bear the cost of nor be responsible for installation of the telephone wiring stubbed to the telephone room. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority, telephone company or utility, and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under the Lease nor constitute a breach of the Lease by Landlord.

     6. Tenant agrees to cooperate fully at all times with Landlord to assure, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building's HVAC, electrical, security (if any), and/or plumbing systems.

                                  EXHIBIT "H"

                              HVAC SPECIFICATIONS
                              -------------------

                                  EXHIBIT "I"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

                                  EXHIBIT "J"

                              ESTOPPEL CERTIFICATE
                              --------------------

                                                            DATE:______________

Gentlemen:

     The undersigned hereby certifies as follows:

     1. Smart & Final Stores Corporation, as "Tenant," and Commerce Citadel Development Authority, as "Landlord," entered into a written lease dated _____, 19_____, ("Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord, certain "Premises" described in said Lease and located in the City of Commerce, County of Los Angeles, State of California.

     2. The Lease is in full force and effect and has not been amended, modified, supplemented or assigned by Tenant except by written agreement(s) dated, _____, 19_____. The Lease represents the entire agreement between Landlord and Tenant.

     3. Tenant has accepted the Premises and presently occupies them, and is paying rent on a current basis. Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

     4. As of the date of this certificate, Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, and no notice of default has been given to Tenant.

     5. As of the date of this certificate, Landlord is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, and no notice of default has been given to Landlord.

     6. Base Rent (as defined in the Lease) in the amount of $________ was payable from _____, 19_____. No Base Rent has been paid by Tenant in advance under the Lease except for a payment that becomes due on _____, 19_____. The amount of the Operating Expense Adjustment (as defined in the Lease) currently payable by Tenant is $_____ per month and Tenant has paid such amounts up to and including _____. A Security Deposit in the amount of $_____ was deposited with Landlord on _____, 19_____.

     7. Tenant has no claim against Landlord for any other security deposit, prepaid fee or charge or prepaid rent except as provided in Paragraph 6 of this certificate.

     8. Tenant is executing and delivering this certificate with the understanding that either a potential buyer is contemplating acquiring all or a part of the Project or a potential lender or ground lessor is contemplating providing financing or a ground lease which affects the Building and/or the Project and that said buyer, lender or ground lessor will be entering into said transaction in material reliance on this certificate.

                         "TENANT"

                         SMART & FINAL STORES CORPORATION,
                         a California corporation

                         By: _____________________________________
                         Name: ___________________________________
                         Its: ____________________________________

                                  EXHIBIT "K"

                               PARKING FACILITIES
                               ------------------


     Provided the Lease remains in effect, Tenant and Tenant's designated employees shall be entitled during the Term upon reasonable prior notice to Landlord, to (a) acquire monthly parking licenses, privileges or leases (without charge) for automobiles to reflect a parking ratio of six (6) cars per one thousand (1,000) rentable square feet of the Premises (with respect to the Building) and a parking ratio of four (4) cars per one thousand (1,000) rentable square feet of the Premises (with respect to other portions of the Project; and (b) park said automobiles in the Parking Facilities without charge. In each case, Tenant (or its designated employee) shall enter into parking licenses or lease agreements (without charge) or other arrangements then in use by Landlord (or Landlord's operator) with respect to such monthly parking.

     Tenant shall comply with parking rules and regulations and all modifications additions thereto from time to time reasonably established by Landlord (or Landlord's operator), in their reasonable discretion, including any sticker or other identification system established by Landlord (or Landlord's operator). Landlord (and/or Landlord's operator) shall not be responsible to Tenant for the non-performance of any of said rules and regulations by any other parker. The rules and regulations for the Parking Facilities are as follows:

                             RULES AND REGULATIONS

     1.  Tenant shall have the right to use the Parking Facilities twenty-four
(24) hours per day, seven (7) days per week.

     2. Automobiles must be parked entirely within the stall lines on the pavement.

     3.  All directional signs and arrows must be observed.

     4.  The speed limit shall be 5 miles per hour.

     5.  Parking is prohibited in areas not striped for parking.

     6. Parking stickers or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a deposit of $10.00 required for each parking card and a replacement charge to Tenant or person designated by Tenant, of $10.00 for loss of any parking card which amounts can be adjusted from time to time by Landlord at its discretion.

     7. Tenant, at Tenant's sole cost and expense, may validate visitor parking by such method or methods as Landlord may approve or establish, at a validation rate from time to time established by Landlord.

     8. Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the parking area, and any violation of the rules shall subject the automobile to removal from the parking area at the parker's expense. In either of said events, Landlord (or its operator) shall refund a pro rata portion of the current monthly parking rate, and the sticker, or any other form of identification supplied by Landlord (or its operator).

     9. Parking area managers or attendants are not authorized to make or allow any exceptions to these rules and regulations.

     10. Every parker is required to park and lock his/her own automobile. All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.

     11. Loss or theft of parking identification devices from automobiles must be reported to the parking area manager immediately, and a lost or stolen report must be filed by the parker at that time.

     12. The Parking Facilities are for the sole purpose of parking one (1) automobile per space. Washing, waxing, cleaning or servicing of any vehicle by the parker, or his/her agents is prohibited except by persons expressly authorized to do so in advance by Landlord.

     13. Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any tenant and/or its employees who refuse to comply with the above rules and all posted and unposted city, state or federal ordinances, laws or agreements.

     14. Tenant agrees to acquaint all employees with these rules.

                                  EXHIBIT "L"

                           LOCATION OF PARKING SPACES
                           --------------------------

                                  EXHIBIT "M"

                              MEMORANDUM OF LEASE
                              -------------------

Recording Requested
By And When Recorded
Return To:

Commerce Citadel Development Authority
c/o City of Commerce
City Hall
2535 Commerce Way
Commerce, California  90040
Attn:  Justin McCarthy
       Director of Community Development

_________________________________________________________________  (Space above this line for Recorder's Use)


                              MEMORANDUM OF LEASE



     THIS MEMORANDUM OF LEASE is made and entered into as of April ___, 1998, by and between Commerce Citadel Development Authority, a California corporation ("Landlord") and Smart & Final Stores Corporation, a California corporation ("Tenant").

     1.   LEASE.  On the terms and conditions set forth in an unrecorded
          -----
document dated April ___, 1998 entitled "The Citadel Office Lease", which terms and conditions are incorporated herein by reference, and in consideration of the rent and covenants therein provided, Landlord does hereby lease to Tenant, and Tenant hereby rents and accepts from Landlord, certain improved real property located at 600 Citadel Drive in the City of Commerce, County of Los Angeles, State of California, within the property of Landlord which is described in Exhibit "A" attached hereto and incorporated herein by this reference.

     2.   TERM OF LEASE.  The initial term of the Lease is fifteen (15) years
          -------------
from and after the first day of the month in which the Lease commences. The commencement date of the Lease is approximately four (4) months after Landlord delivers possession of the leased premises to Tenant, subject to adjustment for certain circumstances as specifically provided in the Lease.

     3.   OPTIONS TO EXTEND TERM.  The Lease grants Tenant options to further
          ----------------------
extend the term of the Lease for three (3) additional periods of five (5) years each.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum of Lease on the day and year first above written.


     ALANDLORD@

     COMMERCE CITADEL DEVELOPMENT AUTHORITY, a
     California corporation


     By: _____________________________________
     Name: ___________________________________
     Title: __________________________________


     ATENANT@

     SMART & FINAL STORES CORPORATION,
     a California corporation


     By: _____________________________________
     Name: ___________________________________
     Title: __________________________________


     By: _____________________________________
     Name: ___________________________________
     Title: __________________________________

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

     On __________________, before me, __________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



Signature:____________________  [place seal here]


STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

     On __________________, before me, __________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



Signature:____________________  [place seal here]

                       EXHIBIT "A" TO MEMORANDUM OF LEASE

                    LEGAL DESCRIPTION OF LANDLORD'S PROPERTY
                     UPON WHICH LEASED PREMISES ARE LOCATED



PARCEL 1:

A PORTION OF PARCELS 1 AND 2 OF PARCEL MAP NO. 13483, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 132 PAGES 16 THROUGH 28 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN SOUTHWESTERLY LINE OF PARCEL 1 OF SAID PARCEL MAP NO. 13483, BEING THE NORTHEASTERLY LINE OF TELEGRAPH ROAD, AS SHOWN ON SAID MAP AND WHICH POINT BEARS NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 12.00 FEET ALONG SAID SOUTHWESTERLY LINE FROM THE SOUTHERLY CORNER OF SAID PARCEL 1; THENCE ALONG SAID SOUTHWESTERLY LINE, NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 405.09 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 402.17 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 214.04 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 80.40 FEET; THENCE NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST 222.00 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST
219.83 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 204.00 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 30.67 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 177.54 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 40.00 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 109.00 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST
40.00 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 178.08 FEET; THENCE NORTH 46 DEGREES 43 MINUTES 50 SECONDS EAST 30.67 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST 613.01 FEET TO THE SOUTHEASTERLY LINE OF SAID PARCEL 2; THENCE ALONG SAID SOUTHEASTERLY LINE, SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 64.00 FEET; THENCE SOUTH 43 DEGREES 16 MINUTES 10 SECONDS EAST
66.00 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 181.12 FEET TO THE NORTHEASTERLY LINE OF GASPAR AVENUE, AS SHOWN ON SAID PARCEL MAP; THENCE ALONG LAST SAID NORTHEASTERLY LINE, NORTH 43 DEGREES 16 MINUTES 10 SECONDS WEST
43.50 FEET TO THE NORTHERLY CORNER OF SAID GASPAR AVENUE; THENCE ALONG THE NORTHWESTERLY LINE OF SAID GASPAR AVENUE, SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 34.05 FEET; THENCE NORTH 44 DEGREES 49 MINUTES 06 SECONDS WEST 430.66 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 180.30 FEET; THENCE NORTH 43 DEGREES 16

MINUTES 10 SECONDS WEST 32.50 FEET; THENCE SOUTH 46 DEGREES 43 MINUTES 50 SECONDS WEST 231.29 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL MINERALS AND MINERAL RIGHTS OF EVERY KIND AND CHARACTER THEN KNOWN TO EXIST OR THEREAFTER DISCOVERED, INCLUDING COAL, OIL AND GAS RIGHTS THERETO, EXCEPT IN THE DEED DATED MARCH 26, 1945, EXECUTED BY LAS VEGAS LAND AND WATER COMPANY, FILED FOR RECORD APRIL 6, 1945 IN BOOK 21841 PAGE 206, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING COAL, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHOD SUITABLE TO UNION PACIFIC RAILROAD COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT HOWEVER, WITHOUT ENTERING UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, OR THE SUBSURFACE THEREOF SO FAR AS REQUIRED BY UNITED STATES RUBBER COMPANY, A CORPORATION, ITS SUCCESSORS OR ASSIGNS, IN AND FOR THE ERECTION, MAINTENANCE AND USE OF BUILDINGS AND STRUCTURES FOR ANY LAWFUL PURPOSE AND WITHOUT DAMAGING OR INTERFERING WITH THE USE OF THE SURFACE OF SAID LANDS, OR THE SUBSURFACE THEREOF AS HEREINABOVE SPECIFIED, OR ANY BUILDING OR STRUCTURES ON OR WITHIN SAID LANDS, AS RESERVED BY UNION PACIFIC RAILROAD COMPANY, A UTAH CORPORATION, IN DEED RECORDED AUGUST 26, 1958 IN BOOK D-196 PAGE 783, OFFICIAL RECORDS.

SAID PARCELS ARE ALSO SHOWN AS PARCEL MAP NO. 15050, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 165 PAGES 6 TO 10 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WHICH MAP CONTAINS THE FOLLOWING RECITALS: "THIS MAP IS FOR FINANCING PURPOSES ONLY AND IS NOT TO BE USED FOR DEVELOPMENT."

SAID LAND IS ALSO SHOWN AS A PORTION OF PARCEL 3 AND PORTION OF PARCEL 4 OF PARCEL MAP NO. 21208, AS PER MAP FILED IN BOOK 242 PAGES 19, 20 AND 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS ON, OVER AND ACROSS THE PRIVATE STREET SYSTEM FOR INGRESS, EGRESS AND REGRESS TO AND FROM ITS PARCEL; FOR ACCESS TO AND FROM TELEGRAPH ROAD, HOEFNER ROAD AND GASPAR STREET (ALL PUBLIC STREETS), AND FOR THE PASSAGE OF VEHICLES, PARKING AND FOR THE PASSAGE AND ACCOMMODATION OF PEDESTRIANS, AS DISCLOSED BY A DOCUMENT ENTITLED "DECLARATION ESTABLISHING EASEMENTS AND MAINTENANCE OBLIGATIONS", RECORDED MARCH 1, 1990 AS INSTRUMENT NO. 90-330359.